PROSPECTUS                         AMERITAS VARIABLE LIFE INSURANCE COMPANY LOGO
                                                                 5900 "O" Street
VARIABLE UNIVERSAL LIFE POLICY           P.O. Box 82550/Lincoln, Nebraska  68501
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This  Prospectus  describes a flexible  premium  variable life insurance  policy
("Policy") offered by Ameritas Variable Life Insurance Company ("AVLIC"), a stock life insurance company. The Policy is designed to operate generally as a single premium policy but provides the flexibility to make additional premium payments. The Policy also provides the flexibility to change the level of death benefits payable under the Policy. This flexibility allows a Policyowner to provide for changing insurance needs under a single insurance policy.

The minimum required premium is $10,000, except for Insureds who have an age nearest birthday of 0 to 15, for which the minimum premium is $5,000. The Policy is available only to persons who have an age nearest birthday of 80 or less at the time the Policy is purchased.

The Policy guarantees a death benefit payable at the Insured's death for as long as the Policy remains in force. The Policyowner may choose either death benefit Option A (generally, a level benefit that equals the Specified Amount of the Policy) or Option B (a variable benefit that generally equals the Specified Amount plus the Policy's cash value). The minimum Specified Amount for a Policy is the amount that a premium of $10,000 ($5,000 for ages 0-15) will purchase.

The Policy provides for a cash surrender value that can be obtained by partial withdrawals, completely surrendering the Policy, or by policy loans. There is no minimum guaranteed cash value. However, the Policy could be a modified endowment contract. Policy loans, partial withdrawals or a surrender prior to age 59 1/2 may result in adverse tax consequences and or penalties.

The Policyowner may allocate net premiums to one or more of the Subaccounts of Ameritas Variable Life Insurance Company Separate Account V ("Separate Account"). The initial premium payment will be allocated to the Money Market Subaccount, as of the issue date, for 13 days. After the expiration of the 13 day period (see page 21) the accumulation value will be allocated to the Subaccounts or the Fixed Account as selected by the Policyowner. The amount of the Policy's cash value, the duration of the death benefit and, if Option B is selected, the amount of the death benefit above the Specified Amount, will vary with the investment experience of the selected Subaccounts or the Fixed Account. In addition, the cash value will also be adjusted for other factors, including the amount of charges imposed and the premium payments made. The Policy will continue in force so long as the cash surrender value is sufficient to pay certain monthly charges imposed in connection with the Policy.

The assets of each Subaccount are invested in shares of a corresponding portfolio of one of the following mutual funds (collectively, the "Funds"):
Variable Insurance Products Fund and the Variable Insurance Products Fund II, (respectively, "VIP" and "VIP II"; collectively "Fidelity Funds"); The Alger American Fund ("Alger American Fund"); MFS Variable Insurance Trust ("MFS Trust"); and Morgan Stanley Universal Funds, Inc. ("Morgan Stanley Fund"). VIP, which is managed by Fidelity Management & Research Company ("Fidelity"), offers the following portfolios: Money Market, Equity-Income, Growth, High Income and Overseas Portfolios. VIP II, also managed by Fidelity, offers the following portfolios: Asset Manager, Investment Grade Bond, Asset Manager: Growth, Index 500, and Contrafund Portfolios. The Alger American Fund, which is managed by Fred Alger Management, Inc. ("Alger Management"), offers the following portfolios: Alger American Growth ("Growth"), Alger American Income and Growth ("Income and Growth"), Alger American Small Capitalization ("Small Capitalization"), Alger American Balanced ("Balanced"), Alger American MidCap Growth ("MidCap Growth"), and Alger American Leveraged AllCap ("Leveraged AllCap") Portfolios. The MFS Trust, managed by Massachusetts Financial Services Company ("MFS Co."), offers the following portfolios or series in connection with this Policy: MFS Emerging Growth, MFS Utilities, MFS World Governments, MFS Research and MFS Growth With Income. The Morgan Stanley Fund offers the following portfolios in connection with the Policy, all of which are managed by Morgan Stanley Asset Management Inc. ("MSAM"): Emerging Markets Equity, Global Equity, International Magnum, Asian Equity and U.S. Real Estate Portfolios. This prospectus must be accompanied by prospectuses for each of the Funds, which describe the investment objectives, policies and risk considerations relating to the respective portfolios. The investment gains or losses of the monies placed in the various portfolio Subaccounts will be experienced by the policyowner.

You have the right to examine the Policy and return it for a refund for a limited time.

Replacing existing insurance with a Policy or purchasing a Policy as a means to obtain additional insurance protection if the purchaser already owns another flexible premium variable life insurance policy may not be advantageous.

This Prospectus Must Be Accompanied Or Preceded By The Current Prospectuses for Variable Insurance Products Fund, Variable Insurance Products Fund II, Alger American Fund, MFS Variable Insurance Trust and Morgan Stanley Universal Funds, Inc.

These securities are not deposits with, or obligations of, or guaranteed or endorsed by, any financial institution; and the securities are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. These securities involve investment risk, including the possible loss of principal.

The Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains other information regarding registrants that file electronically with the Securities and Exchange Commission.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY STATE SECURITIES REGULATORY AUTHORITIES, NOR HAS THE COMMISSION OR STATE REGULATORY AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Please Read This Prospectus Carefully And Retain It For Future Reference.

The Date of This Prospectus is May 1, 1998, as revised May 1, 1998.

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TABLE OF CONTENTS

                                                                            PAGE

Definitions................................................................   3
Summary....................................................................   4
AVLIC and the Separate Account.............................................   8
    Ameritas Variable Life Insurance Company...............................   8
    Ameritas Variable Life Insurance Company Separate Account V............   9
    The Funds..............................................................  10
    Investment Objectives and Policies of the Funds' Portfolios............  11
    Fixed Account..........................................................  15
    Addition, Deletion or Substitution of Investments......................  16
Policy Benefits............................................................  16
    Purposes of the Policy.................................................  16
    Death Benefit Proceeds.................................................  17
    Death Benefit Options..................................................  17
    Cash Value.............................................................  18
    Benefits at Maturity...................................................  19
    Payment of Policy Benefits.............................................  19
Policy Rights..............................................................  20
    Loan Benefits..........................................................  20
    Surrenders.............................................................  21
    Transfers..............................................................  21
    Systematic Programs  ..................................................  22
    Refund Privilege.......................................................  22
    Exchange Privilege.....................................................  22
Payment and Allocation of Premiums.........................................  23
    Issuance of a Policy...................................................  23
    Premiums...............................................................  23
    Allocation of Premiums and Cash Value..................................  24
    Policy Lapse and Reinstatement.........................................  25
Charges and Deductions.....................................................  25
    Premium Charge.........................................................  25
    Monthly Deduction......................................................  26
    Daily Charges Against the Separate Account.............................  26
    Fund Investment Advisory Fee and Expenses..............................  27
    Cash Surrender Charge..................................................  27
    Transfer Charge........................................................  28
    Partial Withdrawal Charge..............................................  28
General Provisions.........................................................  28
Distribution of the Policies...............................................  30
Federal Tax Matters........................................................  31
Safekeeping of the Separate Account's Assets...............................  33
Third Party Services.......................................................  33
Voting Rights..............................................................  33
State Regulation of AVLIC..................................................  34
Executive Officers and Directors of AVLIC..................................  34
Legal Matters..............................................................  36
Legal Proceedings..........................................................  36
Experts....................................................................  36
Additional Information.....................................................  37
Financial Statements.......................................................  37
    Ameritas Variable Life Insurance Company Separate Account V............  39
    Ameritas Variable Life Insurance Company...............................  61
Appendices.................................................................  77

The Policy, certain funds and/or certain riders are not available in all states.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

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DEFINITIONS


ACCRUED EXPENSE CHARGES - The sum of any monthly deductions that are due and unpaid.

ATTAINED AGE - The Issue Age of the Insured plus the number of complete policy years that the Policy has been in force.

AVLIC - Ameritas Variable Life Insurance Company, a Nebraska stock company.

BENEFICIARY - The beneficiary is designated by the Policyowner in the application. If changed, the beneficiary is as shown in the latest change filed and recorded with AVLIC. If no beneficiary survives the Insured, the Policyowner or the Policyowner's estate will be the beneficiary. The interest of any beneficiary is subject to that of any assignee.

CASH VALUE - The total amount that a Policy provides for investment at any time. It is equal to the total of the cash value held in the Separate Account and the Fixed Account, and the cash value held in the general account which secures policy loans.

CASH SURRENDER VALUE - The Policy cash value on the date of surrender, less any outstanding policy debt, any cash surrender charge, and any accrued expense charges.

DEATH BENEFIT - The amount of insurance coverage provided under the Policy.

DEATH BENEFIT PROCEEDS - The proceeds payable to the beneficiary upon receipt by AVLIC of the proof of the death of the Insured while the Policy is in force equal to: (l) the death benefit; minus (2) any outstanding policy debt; minus
(3) any monthly deduction that may apply to that period, including the deduction for the month of death.

DECLARED RATES - AVLIC guarantees that it will credit interest in the Fixed Account at an effective annual rate of at least 4.5%. AVLIC may, at its sole discretion, declare higher interest rates for amounts allocated or transferred to the Fixed Account.

DUE PROOF OF DEATH - All of the following must be submitted:

(1)     A certified copy of the death certificate;
(2)     A Claimant Statement;
(3)     The Policy; and
(4) Any other information that AVLIC may reasonably require to establish the validity of the contract.

EARNINGS LOAN VALUE - The amount of cash value equaling the difference between the cash value and the total premium paid.

FIXED ACCOUNT - An account that is a part of AVLIC's general account to which all or a portion of premium payments may be allocated for accumulation at fixed rates of interest.

FUNDS - The Funds available on the policy date or as later changed by AVLIC. The Funds available as of the date of this Prospectus are the Variable Insurance Products Fund ("VIP"), Variable Insurance Products Fund II ("VIP II") ("collectively the "Fidelity Funds"), the Alger American Fund ("Alger American Fund"), the MFS Variable Insurance Trust ("MFS Trust"), and Morgan Stanley Universal Funds, Inc. ("Morgan Stanley Fund"). The Funds have one or more portfolios each. There is a portfolio that corresponds to each of the Subaccounts of the Separate Account.

GUIDELINE SINGLE PREMIUM - The "Guideline Single Premium" as defined in Section 7702 of the Internal Revenue Code of 1986. It is based on the single premium that would be required to provide the future benefits under the Policy, computed using certain assumptions, including an assumed interest rate of 6% and standard guaranteed cost of insurance rates and charges and the premium loads.

INSURED - The person upon whose life the Policy is issued.

ISSUE AGE - The age at the Insured's nearest birthday on the policy date.

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ISSUE  DATE - The  date  that  all  financial,  contractual  and  administrative requirements have been met and processed for the Policy.

MATURITY DATE - The policy anniversary nearest the Insured's 95th birthday, if living, unless the maturity has been extended by election of the Extended Maturity Rider.

MINIMUM FIRST YEAR PREMIUM - The premium that must be paid on or before the date the Policy is delivered to pay for insurance coverage under the selected death benefit option.

MONTHLY ACTIVITY DATE - The same date in each succeeding month as the policy date except that whenever the monthly activity date falls on a date other than a valuation date, the monthly activity date will be deemed the next valuation date.

NET PREMIUM - The premium paid less any charge for premium taxes.

OUTSTANDING POLICY DEBT - The sum of all unpaid policy loans and accrued interest on policy loans.

PLANNED PERIODIC PREMIUMS - A selected scheduled premium of a level amount at a fixed interval. The Policyowner is not required to select a scheduled premium. The Policyowner is also not required to follow this schedule, if selected, and following this schedule does not necessarily ensure that the Policy will remain in force.

POLICY - The flexible premium variable life insurance Policy offered by AVLIC and described in this Prospectus.

POLICYOWNER - The owner of the Policy, as designated in the application or as subsequently changed. If a Policy has been absolutely assigned, the assignee is the Policyowner. A collateral assignee is not the Policyowner.

POLICY DATE - The date set forth in the Policy that is the effective date of coverage for all coverage provided in the original application and that is used to determine policy anniversary dates, policy years and monthly activity dates. Policy anniversaries are measured from the policy date. The policy date and the issue date will be the same unless: 1) an earlier policy date is specifically requested, or 2) when additional premiums or application amendments are needed at the time of delivery (See Issuance of a Policy, page 23).

POLICY YEAR - The period from one policy anniversary date until the next policy anniversary date.

SEPARATE ACCOUNT - Ameritas Variable Life Insurance Company Separate Account V, a separate investment account established by AVLIC to receive and invest the net premiums paid under the Policy and allocated by the Policyowner to the Separate Account.

SPECIFIED AMOUNT - The minimum death benefit under the Policy so long as the Policy remains in force.

SUBACCOUNT - A subdivision of the Separate Account. Each Subaccount invests exclusively in the shares of a specified portfolio of the Funds.

VALUATION DATE - A valuation date is each day on which the New York Stock Exchange is open for trading.

VALUATION PERIOD - The period between two successive valuation dates, commencing at the close of the New York Stock Exchange ("NYSE") on one valuation date and ending at the close of the NYSE on the next succeeding valuation date.



SUMMARY

The following summary of Prospectus information should be read in conjunction with the detailed information appearing elsewhere in this Prospectus. Unless otherwise indicated, the description of the Policy contained in this Prospectus assumes that the Policy is in effect and that there is no outstanding indebtedness.

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THE POLICY

This flexible premium variable life insurance policy ("Policy") allows the Policyowner, within certain limitations, to choose: (a) the amount and frequency of premium payments; (b) the manner in which the Policyowner's accumulation values are invested; and (c) a choice of two benefit options.

So long as the Policy remains in force, it will provide for: (1) life insurance coverage on the named Insured up to age 95; (2) cash value; (3) surrender rights (including partial withdrawals and total surrenders) and policy loan privileges; and (4) accelerated death benefits under certain circumstances in the instance of terminal illness (SEE Accelerated Benefit Rider for Terminal Illness, page
29).

PREMIUMS

This Policy differs in two important respects from a conventional life insurance policy. The failure to pay a planned periodic premium will not in itself cause the policy to lapse and a policy can lapse even if planned periodic premiums have been paid. (See Payment and Allocation of Premiums, page 23). The Policy will lapse when its cash surrender value is insufficient to pay the monthly deduction for insurance charges and administrative charges and the grace period expires. The Policy is designed so that it may be used as a single premium policy, whereby a single, large premium payment may be made. The Policy will not be placed in force if the minimum first year premium has not been paid on or before the date the Policy is delivered. The minimum first year premium for the Policy is no less than $10,000, except for Insureds who have an age nearest birthday of 0 to 15 for whom the minimum first year premium is no less than $5,000. The minimum first year premium generally approximates 80% of the Guideline Single Premium for the coverage amount selected as defined for federal tax purposes. If the initial premium is less than 100% of the Guideline Single Premium, the Policyowner may establish a schedule of premium payments ("planned periodic premiums"), subject to the limitations set by federal tax law on total premiums paid. (See Premiums, page 23).

The Policyowner may select the manner in which new premiums are allocated between one or more of the Subaccounts or the Fixed Account. (See Fixed Account, page 15). The assets of each Subaccount are invested in a corresponding portfolio of the Variable Insurance Products Fund, the Variable Insurance Products Fund II, the Alger American Fund, the MFS Variable Insurance Trust, or the Morgan Stanley Universal Funds, Inc., which are mutual fund companies with separate investment portfolios, each intended to pursue different investment objectives. (See The Funds, page 10).

ALLOCATION OF PREMIUMS

On the issue date of the Policy, premiums paid are allocated to the Money Market Subaccount. Premium payments received by AVLIC prior to the issue date are held in the general account until the issue date. Should the policyowner elect a policy date prior to the issue date the amounts held in the general account will be credited with interest at a rate determined by AVLIC for the period from the later of the policy date or the date the payment has been converted into Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) that are available to AVLIC until the amounts are transferred to the Money Market Subaccount. As of thirteen days from the issue date of the Policy, the Policy's cash value will be reallocated to the Subaccounts or the Fixed Account as selected by the Policyowner. Thereafter, net premiums are allocated to the Subaccounts or the Fixed Account according to the latest Policyowner instructions. After the first policy year, all premiums are subject to a premium charge (see below) and then, the net premium is allocated. The Policyowner may change the allocation instructions for future premium payments at any time. The Policyowner may also make a special designation for unscheduled premiums. Subject to certain restrictions, a Policyowner may transfer amounts among the Subaccounts. (See Allocation of Premiums and Cash Value, page 24).

CHARGES

PREMIUM CHARGES. No premium charges will be deducted from premium payments made during the first year. However, a charge of 2 1/2% of the premiums will be deducted from premium payments made after the first year to reimburse AVLIC for premium taxes.

MONTHLY DEDUCTIONS FROM THE CASH VALUE. On each monthly activity date, the cash value will be reduced by the monthly deduction. The monthly deduction is equal to: (a) a charge for the cost of insurance for the current policy month, plus,
(b) one-twelfth of any flat extra rating charge (See Monthly Deduction, page 26 and Rate Class, page 26).

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DAILY CHARGES AGAINST THE SEPARATE ACCOUNT. A Daily Charge will be imposed at an annual rate of 1.20% of the average daily net assets of each Subaccount, but not the Fixed Account, to compensate AVLIC for certain mortality and expense risks and administrative costs incurred in connection with the Policy. (See Daily Charges Against the Separate Account, page 26).

No charges are currently made against the Separate Account for federal, state or local taxes (in addition to state premium taxes). If there is a material change from the expected treatment of AVLIC under federal, state or local tax laws, AVLIC may determine to make deductions from the Separate Account to pay those taxes. (See Federal Tax Matters, page 31).

In addition, because the Separate Account purchases shares of the Funds, the value of the units in each Subaccount will reflect the net asset value of shares of the various Funds held therein, and therefore, the management fee and other expenses incurred by the Funds. (See The Funds, page 10).

CASH SURRENDER CHARGE. If a Policy is surrendered prior to the 7th policy anniversary, AVLIC will assess a cash surrender charge based upon percentages of premiums actually paid during the first policy year, limited as shown in the policy schedule pages. Subject to other considerations, the Policyowner may decide to minimize the cash surrender charge by paying only the minimum amount required during the first policy year. However, the amount paid will affect the values and costs under the Policy and the duration of the Policy.

AVLIC has voluntarily lowered its maximum surrender charge to 9%. This would affect the surrender charge for the first 3 years. The Policy provides that should the Policyowner surrender during the first seven policy years AVLIC may assess a cash surrender charge beginning with 11.5% during the first year grading off to 0% during the next seven years. The maximum charge allowed by the Policy is based on a 9% deferred sales cost and a 2.5% charge for premium tax. Because the cash surrender charge may be significant upon early surrender, prospective Policyowners should purchase a Policy only if they do not intend to surrender the Policy for a substantial period. (See Cash Surrender Charge, page
27).

TRANSFER CHARGE. The first 15 transfers per policy year will be allowed free of charge. Thereafter a transfer charge of $10 may be assessed for each transfer of cash value among Subaccounts, or the Fixed Account, to compensate AVLIC for administrative costs in handling the transfer. The transfer charge will be deducted from the amount transferred. Transfers may be made from the Subaccounts to the Fixed Account. One hundred percent of the amount deposited, plus interest thereon, may be transferred out of the Fixed Account during the 30 day period following the yearly anniversary date of the Policy. (See Transfer Charge, page
28).

PARTIAL WITHDRAWAL CHARGE. A maximum charge, not to exceed the lesser of $50 or 2% of the amount withdrawn may be deducted for each partial withdrawal. Currently the charge is the lesser of $25 or 2% of the amount withdrawn. The charge will be deducted from the amount paid as a result of the withdrawal and will compensate AVLIC for the administrative costs of partial withdrawals. (See Partial Withdrawal Charge, page 28).

THE ISSUER

The Policy is issued by AVLIC, which is a Nebraska stock life insurance company. A separate account of AVLIC, Ameritas Variable Life Insurance Company Separate Account V ("Separate Account"), has been established to hold the assets supporting the Policy. The Separate Account has twenty-six Subaccounts that support the Policies which correspond to, and invest in, the portfolios of the Funds. For more detailed information about AVLIC and the Separate Account, see AVLIC and the Separate Account, page 8. The financial statements for AVLIC and the Separate Account can be found beginning on page 39.

POLICY BENEFITS

DEATH BENEFIT PROCEEDS AND DEATH BENEFIT OPTIONS. So long as the Policy remains in force, AVLIC will pay the proceeds under the Policy upon receipt of due proof of death of the Insured. These proceeds will be the Policy's death benefit, reduced by any outstanding policy debt and any accrued expenses. The proceeds may be paid in a lump sum or in accordance with an optional payment plan.

The Policy provides for two death benefit options unless the Extended Maturity Rider is in effect. Under either option, so long as the Policy remains in force, the death benefit will not be less than the current Specified Amount of the Policy. The death benefit may, however, exceed the Specified Amount, depending upon the investment experience of the Policy. Death

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Benefit  Option A provides for a level  benefit  equal to the current  Specified
Amount of the Policy, unless the cash value of the Policy on the date of the Insured's death multiplied by the applicable percentage set forth in the Policy is greater, in which case the death benefit is equal to that larger amount. Death Benefit Option B provides for a variable benefit equal to the current Specified Amount of the Policy plus the Policy's cash value on the date of the Insured's death, or if greater, the cash value of the Policy on the date of the Insured's death multiplied by the applicable percentage set forth in the Policy. (See Death Benefit Proceeds, page 17).

If the Extended Maturity Rider is in effect, the Death Benefit will be the Cash Value.

BENEFITS AT MATURITY. On the maturity date of the Policy, if the Insured is still living, the Policyowner will be paid the cash value of the Policy less any outstanding policy debt.

CASH VALUE BENEFITS. The Policy's cash value in the Separate Account will reflect the amount and frequency of premium payments, the investment experience of the chosen Subaccounts, policy loans, any partial withdrawals, and any charges imposed in connection with the Policy. The entire investment risk is borne by the Policyowner. AVLIC does not guarantee a minimum cash value in the Separate Account. (See Cash Value, page 18).

The Policyowner may at any time surrender the Policy and receive its cash surrender value, which is the cash value less any outstanding policy debt, cash surrender charge and accrued expense charges. (See Surrenders page 21). Subject to certain limitations, the Policyowner may also make a partial withdrawal from the Policy and obtain a portion of the cash surrender value at any time prior to the maturity date. Partial withdrawals will reduce both the cash value and the death benefit payable under the Policy. (See Partial Withdrawals, page 21). A charge will be deducted from the amount paid upon partial withdrawal. (See Partial Withdrawal Charge, page 28).

POLICY LOANS. The Policyowner may exercise certain loan privileges under a Policy. THIS POLICY MAY BE A MODIFIED ENDOWMENT CONTRACT. THERE ARE ADVERSE TAX CONSEQUENCES FOR MODIFIED ENDOWMENT CONTRACTS, INCLUDING WHEN A POLICY LOAN PROVISION IS EXERCISED. (See Tax Treatment of the Policy, page 8, Modified Endowment Contract and Tax Penalty on Early Withdrawals, page 32).

The maximum loan amount, which is the amount that may be borrowed, is 85% of the cash value less any cash surrender charge and accrued expenses. Texas and Virginia Policyowners may borrow 100% of the cash value subject to certain deductions. The minimum loan that may be requested is $1000. The available loan amount at any time is the maximum loan amount less any outstanding policy debt. Loans currently will accrue interest on a daily basis at the rate of 4 1/2% per year on that portion of the outstanding policy debt not exceeding the Earnings Loan Value and 6% per year on the remainder of the outstanding policy debt. AVLIC may increase these rates to a maximum of 8%. The amount of any loans outstanding plus any accrued interest equals the outstanding policy debt. Interest is due on each policy anniversary and if not paid when due, will be added to the outstanding loan. When the loan is made or when interest is not paid when due, an amount sufficient to secure the policy debt is transferred out of the Separate Account and into AVLIC's general account as security for the loan and will earn interest at the annual rate of 4.5%, credited on the policy anniversary. Upon partial or full loan repayment, the portion of the cash value in the general account securing the repaid portion of the policy loan will be transferred to the Separate Account or the Fixed Account. Any loan transaction will permanently affect the values of the Policy. If the outstanding policy debt exceeds the Policy's cash value less any cash surrender charge and accrued expenses, the excess must be repaid within the specified time period or the Policy will terminate without value. Should the policy lapse while loans are outstanding the portion of the loans attributable to earnings will become taxable distributions. (See Loan Benefits, page 20).

FLEXIBILITY TO ADJUST DEATH BENEFITS

After the first policy anniversary, the Policyowner has flexibility to adjust the death benefit by changing the death benefit option. After the second policy year the Policyowner has flexibility to adjust the death benefit by decreasing the Specified Amount of the Policy. A change in the Specified Amount and a change in the death benefit option may only be made once per year, and are subject to certain limitations. No change will be allowed if the resulting Specified Amount is less than the minimum allowed. The minimum Specified Amount during the first three policy years is the amount that a premium of $10,000 ($5,000 for ages 0-15) will purchase; thereafter, the minimum is $15,000. A change in the death benefit option from Option A to Option B will require satisfactory evidence of insurability. Finally, no decrease will be allowed if the Specified Amount is less than $15,000 in the first three policy years. (See Change in Death Benefit Option, page 17, and Change in Specified Amount, page
18).

--------------------------------------------------------------------------------

                                                                      LIFE     7

--------------------------------------------------------------------------------

TAX TREATMENT OF THE POLICY

The Internal Revenue Code ("the Code") defines a modified endowment insurance contract as one where the accumulated amount paid under the contract at any time during the first 7 contract years exceeds the sum of the net level premiums which would have been paid on or before that time if the Policy was paid up after the payment of 7 level annual premiums. Because this is designed to operate as a single premium contract, the initial premium exceeds the amounts allowed in the seven pay test. Partial or full surrenders, assignments, policy pledges, and loans (including loans to pay loan interest) under the Policy will be taxable to the extent of any gain under the Policy. A 10% penalty tax also applies to the taxable portion of any distribution prior to the Policyowner reaching age 59 1/2. The 10% penalty tax does not apply if the Policyowner is disabled as defined under the Code or if the distribution is paid out in the form of a life annuity on the life of the Policyowner or the joint lives of the Policyowner and beneficiary. (See Federal Tax Matters, page 31).

Like death benefits payable under conventional life insurance policies, life insurance proceeds payable under a Policy should be completely excludable from the gross income of the beneficiary. As a result, the beneficiary generally will not be taxed on these proceeds. (See Federal Tax Matters, page 31).

REFUND PRIVILEGE

The Policyowner is granted a period of time (a "free look period") to examine a Policy and return it for a refund. The Policyowner may cancel the Policy within 45 days after Part I of the application is signed, within 10 days after the Policyowner receives the Policy, or 10 days after AVLIC delivers a cancellation notice, whichever is later. The amount of the refund is the greater of the premium paid or the premium paid adjusted by investment gains or losses. (See Refund Privilege, page 22).

EXCHANGE PRIVILEGE

During the first 24 months after the Policy date of the Policy, subject to certain restrictions, the Policyowner may exchange the Policy for a non-variable life insurance policy issued by AVLIC or an affiliate. The Policy provisions and applicable charges for the new Policy will be based on the same policy date and issue age as under the Policy. (See Exchange Privilege, page 22).

YEAR 2000

Like other insurance companies and their separate accounts, AVLIC and the Separate Account could be adversely affected if the computer systems they rely upon do not properly process date-related information and data involving the years 2000 and after. AVLIC has taken steps it believes are reasonable to timely address this issue in its own computer system, and to obtain assurances that its major service providers are taking comparable steps. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on AVLIC and the Separate Account.


AVLIC AND THE SEPARATE ACCOUNT
AMERITAS VARIABLE LIFE INSURANCE COMPANY

Ameritas Variable Life Insurance Company ("AVLIC") is a stock life insurance company organized in the State of Nebraska. AVLIC was incorporated on June 22, 1983 and commenced business December 29, 1983. AVLIC is currently licensed to sell life insurance in 46 states and the District of Columbia. AVLIC's financial statements may be found at page 61.

AVLIC is a wholly owned subsidiary of AMAL Corporation, a Nebraska stock company. AMAL Corporation is a joint venture of Ameritas Life Insurance Corp. (Ameritas Life), which owns a majority interest in AMAL Corporation; and AmerUs Life Insurance Company ("AmerUs Life"), an Iowa stock life insurance company, which owns a minority interest in AMAL Corporation. The Home Offices of both AVLIC and Ameritas Life are at 5900 "O" Street, P.O. Box 82550, Lincoln, Nebraska 68501.

On April 1, 1996 Ameritas Life consummated an agreement with AmerUs Life whereby AVLIC became a wholly owned subsidiary of a newly formed holding company, AMAL Corporation. Under terms of the agreement the AMAL Corporation is 66% owned by Ameritas Life and 34% owned by AmerUs Life. AmerUs Life has options to purchase an additional interest in AMAL Corporation if certain conditions are met. There are no other owners of 5% or more of the outstanding voting securities of AVLIC.

Ameritas Life and its subsidiaries had total assets at December 31, 1997 of over $3.4 billion. AmerUs Life had total assets as of December 31, 1997 of over $10.3 billion.

--------------------------------------------------------------------------------

8    LIFE  The Date of this Prospectus Supplement is May 1, 1998

--------------------------------------------------------------------------------

AVLIC has a rating of A (Excellent) from A.M. Best Company, a firm that analyzes insurance carriers, and a rating of AA ("Excellent") from Standard & Poor's for claims-paying ability. Ameritas Life enjoys a long standing A+ (Superior) rating from A.M. Best.

Ameritas Life, AmerUs Life and AMAL Corporation guarantee the obligations of AVLIC. This guarantee will continue until AVLIC is recognized by a National Rating Agency as having a financial rating equal to or greater than Ameritas Life, or until AVLIC is acquired by another insurance company who has a financial rating by a National Rating Agency equal to or greater than Ameritas Life and who agrees to assume the guarantee; provided that if AmerUs Life sells its interest in AMAL Corporation to another insurance company who has a financial rating by a National Rating Agency equal to or greater than that of AmerUs Life, and the purchaser assumes the guarantee, AmerUs Life will be relieved of its obligations under the Guarantee.

AVLIC may publish in advertisements and reports to Policyowners, the ratings and other information assigned it by one or more independent rating services. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of AVLIC. The ratings do not relate to the performance of the Separate Account. Further AVLIC may publish charts and other information concerning asset allocation, dollar cost averaging, portfolio rebalancing, earnings sweep, tax-deference, diversification, long term market trends, index performance, and other investment methods.


AMERITAS VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT V

Ameritas Variable Life Insurance Company Separate Account V ("the Separate Account") was established under Nebraska law on August 28, 1985.

The assets of the Separate Account are held by AVLIC segregated from all of AVLIC's other assets, are not chargeable with liabilities arising out of any other business which AVLIC may conduct, and income, gains, or losses of the Separate Account are credited without regard to the other income, gains, or losses of AVLIC. Although the assets maintained in the Separate Account will not be charged with any liabilities arising out of AVLIC's other business, all obligations arising under the policies are liabilities of AVLIC who will maintain assets in the Separate Account of a total market value at least equal to the reserve and other contract liabilities of the Separate Account. The Separate Account will at all times contain assets equal to or greater than account values invested in the Separate Account. Nevertheless, to the extent assets in the Separate Account exceed AVLIC's liabilities in the Separate Account, the assets are available to cover the liabilities of AVLIC's General Account. AVLIC may, from time to time, withdraw assets available to cover the General Account obligations.

The Separate Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. This does not involve any SEC supervision of the management or investment policies or practices of the Separate Account. For state law purposes, the Separate Account is treated as a Division of AVLIC.

PERFORMANCE INFORMATION

Performance information for the Subaccounts of the Separate Account and the funds available for investment by the Separate Account may appear in advertisements, sales literature, or reports to Policyowners or prospective purchasers. We may also provide a hypothetical illustration of Cash Value, Cash Surrender Value and Death Benefit based on historical investment returns of the Funds for a sample insured based on assumptions as to age, sex, and other policy specific assumptions.

We may also provide individualized hypothetical illustrations of Cash Value, Cash Surrender Value and Death Benefit based on historical investment returns of the Funds. These illustrations will reflect deductions for fund expenses and Policy and Separate Account charges, including the Monthly Deduction, Premium Charge and Cash Surrender Charge. These hypothetical illustrations will be based on the actual historical experience of the funds as if the Subaccounts had been in existence and a Policy issued for the same periods as those indicated for the funds.

--------------------------------------------------------------------------------

                                                                      LIFE     9

--------------------------------------------------------------------------------

THE FUNDS

There are currently twenty-six Subaccounts within the Separate Account available to Policyowners for new allocations. Each Subaccount of the Separate Account will invest only in the shares of a corresponding portfolio of the VIP, VIP II, The Alger American Fund, the MFS Fund and the Morgan Stanley Universal Fund (collectively the "Funds".) Each Fund is registered with the SEC under the Investment Company Act of 1940 as an open-end management investment company.

The assets of each portfolio of the Funds are held separate from the assets of the other portfolios. Thus, each portfolio operates as a separate investment portfolio, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio.

The investment objectives and policies of each portfolio are summarized below. There is no assurance that any of the portfolios will achieve their stated objectives. More detailed information, including a description of investment objectives, policies, restrictions, expenses and risks, is in the prospectuses for each of the Funds, which must accompany or precede this Prospectus. All underlying fund information, including Fund prospectuses, has been provided to AVLIC by the underlying Funds. AVLIC has not independently verified this information. One or more of the Portfolios may employ investment techniques that involve certain risks, including investing in non-investment grade, high risk debt securities, entering into repurchase agreements and reverse repurchase agreements, lending portfolio securities, engaging in "short sales against the box," investing in instruments issued by foreign banks, entering into firm commitment agreements and investing in warrants and restricted securities. In addition, certain of the portfolios may invest in securities of foreign issuers.

The Leveraged AllCap Portfolio may borrow money to increase its portfolio of securities, and may purchase or sell options and enter into futures contracts on securities indexes to increase gain or to hedge the value of the Portfolio. Certain of the portfolios are permitted to invest a portion of their assets in non-investment grade, high risk debt securities; these portfolios include the VIP High Income, VIP Equity-Income, VIP II Asset Manager: Growth, VIP II Asset Manager Portfolios of the Fidelity Funds, and the Research Portfolio of the MFS Fund. Certain portfolios are designed to invest a substantial portion of their assets overseas, such as the VIP Overseas Portfolio and the International Magnum Portfolio of the Morgan Stanley Fund. Other portfolios invest primarily in the securities markets of emerging nations. Investments of this type involve different risks than investments in more established economies, and will be affected by greater volatility of currency exchange rates and overall economic and political factors. Such portfolios include the Emerging Markets Equity and Asian Equity Portfolios of the Morgan Stanley Fund. The Emerging Markets Equity Portfolio may also invest in non-investment grade, high risk debt securities (also known as "junk bonds") and securities of Russian companies. Investment in Russian companies may involve risks associated with that nation's system of share registration and custody. Securities of non-U.S. issuers (including issuers in emerging nations) may also be purchased by each of the portfolios of the MFS Trust and the Global Equity Portfolio of the Morgan Stanley Fund. Investments acquired by the U.S. Real Estate Portfolio of the Morgan Stanley Fund may be subject to the risks associated with the direct ownership of real estate and direct investments in real estate investment trusts. Further information about the risks associated with investments in each of the Funds and their respective portfolios is contained in the prospectus relating to that Fund. These prospectuses, together with this Prospectus, should be read carefully and retained.

Each  Policyowner  should   periodically   consider  the  allocation  among  the
Subaccounts in light of current market conditions and the investment risks attendant to investing in the Funds' various portfolios.

The Separate Account will purchase and redeem shares from the Portfolios at the net asset value. Shares will be redeemed to the extent necessary for AVLIC to collect charges, pay the Surrender Values, partial withdrawals, and make policy loans or to transfer assets among Investment Options as requested by Policyowners. Any dividend or capital gain distribution received is automatically reinvested in the corresponding Subaccount.

Since each of the Funds is designed to provide investment vehicles for variable annuity and variable life insurance contracts of various insurance companies and will be sold to separate accounts of other insurance companies as investment vehicles for various types of variable life insurance policies and variable annuity contracts, there is a possibility that a material conflict may arise between the interests of the Separate Account and one or more of the separate accounts of another participating insurance company. In the event of a material conflict, the affected insurance companies agree to take any necessary steps, including removing its separate accounts from the Funds, to resolve the matter. The risks of such mixed and shared funding are described further in the prospectuses of the Funds.

--------------------------------------------------------------------------------

10    LIFE  The Date of this Prospectus Supplement is May 1, 1998

--------------------------------------------------------------------------------

FIDELITY FUNDS

PORTFOLIO                  INVESTMENT POLICIES                                     OBJECTIVE

VIP Money Market           High-quality U.S. dollar denominated money market       Seeks to obtain as high a level of current
                           instruments of domestic and foreign Issuers.            income as is consistent with preserving
                           (Commercial Paper, Certificate of Deposit.)             capital and providing liquidity.

VIP Equity-Income          At least 65% in income producing common or preferred    Seeks reasonable income by investing primarily
                           stock.  The remainder will normally be invested in      in income producing equity securities.  The goal
                           convertible and non-convertible debt obligations.       is to achieve a yield in excess of the composite
                                                                                   yield of the Standard & Poor's 500 Composite
                                                                                   Stock Price Index.

VIP Growth                 Portfolio purchases normally will be common stocks of   Seeks to achieve capital appreciation by
                           both  well-known established companies and smaller,     investing primarily in common stocks.
                           less-known companies,  although the investments  are
                           not  restricted  to any one  type   of   security.
                           Dividend income will only be  considered  if it might
                           have an effect on stock values.

VIP High Income            At  least  65%  in  income   producing  debt            Seeks to obtain a high level of current income
                           securities and preferred stocks, up to 20% in common    by investing in high income producing lower-
                           stocks  and other  equity securities,  and up to 15%    rated debt securities (sometimes called "junk
                           in securities  subject to restriction on resale.        bonds"), preferred stocks including covertible
                                                                                   securities and restricted securities.

VIP Overseas               At  least  65%  invested  in  securities  of  issuers   Seeks long-term growth of capital primarily
                           outside  of  North America.  Most issuers will be       through investments in foreign securities.
                           located in developed  countries in the Americas, the
                           Far East  and  Pacific  Basin,  Scandinavia  and
                           Western Europe.  While  the primary purchases will be
                           common stocks, all types of securities may be
                           purchased.

VIP II Asset Manager       Equities (Growth, High Dividends, Utility),  bonds      Seeks to obtain high total return with reduced
                           (Government, Agency, Mortgage  backed,  Convertible     risk over the long term by allocating its assets
                           and Zero Coupon) and money  market  instruments.        among domestic and foreign stocks, bonds, and
                                                                                   short-term fixed-income securities.

VIP II Investment          A portfolio of investment grade fixed-income            Seeks as high a level of current income as is
Grade Bond                 securities with a dollar weighted average maturity      consistent with the preservation of capital.
                           of less than ten years.

VIP II Asset Manager:      Focuses on stocks for high potential returns but also   Seeks to maximize total return by allocating its
Growth                     purchases bonds and short-term instruments.             assets among foreign and domestic stocks, bonds,
                                                                                   short-term instruments and other investments.

VIP II Index 500           At least 80% (65% if fund assets are below              Seeks investment results that correspond to the
                           $20 million) in equity securities of companies that     total return of common stocks of companies that
                           compose the Standard & Poor's 500.  Also purchases      compose the Standard & Poor's 500.
                           short-term debt securities for cash management
                           purposes and uses various investment techniques, such
                           as futures contracts, to adjust its exposure to the
                           Standard & Poor's 500.

VIP II Contrafund          Portfolio  purchases will normally be common stock or   Seeks long-term capital appreciation.
                           securities convertible into common stock of companies
                           believed to be undervalued due to an overly
                           pessimistic appraisal by the public.


--------------------------------------------------------------------------------

                                                                     LIFE     11

--------------------------------------------------------------------------------

ALGER
AMERICAN FUND

PORTFOLIO                  INVESTMENT POLICIES                                      OBJECTIVE

Growth                     The  Portfolio  will  invest its assets in  companies    Seeks long-term capital appreciation.
                           whose securities are traded on domestic stock
                           exchanges or in the  over-the-counter market. Except
                           during temporary defensive periods, the Portfolio will
                           invest at least 65% of its total assets in the
                           securities of companies that have a  total market
                           capitalization of $1 billion or greater.

Income and                 The  Portfolio  attempts  to  invest  100%  of its       Seeks to provide a high level of dividend
Growth                     assets, and except during temporary defensive periods,   income to the extent consistent with prudent
                           it is a fundamental policy of the Portfolio to           investment management.  Capital appreciation
                           invest, at least 65% of its total assets in dividend     is a secondary objective of the Portfolio.
                           paying equity securities.

Small Capitalization       Except during temporary defensive periods, the           Seeks long-term capital appreciation.
                           Portfolio invest at least 65% of its total assets in
                           equity securities of companies that, at the time of
                           purchase of the securities, have total market
                           capitalization within the range of companies
                           included in the Russell 2000 Growth Index or the S&P
                           SmallCap 600 Index, updated quarterly.  The Portfolio
                           may invest up to 35% of its total assets in equity
                           securities of  companies that, at the time of
                           purchase, have total market capitalization outside
                           the range of companies included in those Indexes and
                           in excess of that amount (up to 100% of its assets)

                           during temporary defensive periods.
Balanced                   The Portfolio will invest its assets in common stocks    Seeks current income and long-term capital
                           and investment grade preferred  stock  and  debt         appreciation by investment in common stocks
                           securities  as  well  as  securities  convertible        and fixed income and convertible securities,
                           into common stocks.  Except during defensive periods,    with emphasis on income producing securities
                           it is anticipated that 25% of the portfolio assets       which appear to have potential for capital
                           will be invested in fixed income senior securities.      appreciation.

MidCap Growth              Except during temporary defensive periods, the           Seeks long-term capital appreciation.
                           Portfolio invests at least 65% of its total assets in
                           equity securities of companies that, at the time of
                           purchase of the securities, have total market
                           capitalization within the range of companies included
                           in the S&P MidCap 400 Index, updated quarterly.
                           The S&P MidCap 400  Index is designed to track the
                           performance of medium capitalization companies.  The
                           Portfolio may invest up to 35% of its  total assets
                           in securities that, at the time of purchase, have
                           total market capitalization outside the range of
                           companies included in the S&P MidCap 400 Index and in
                           excess of that amount (up to 100% of its assets)
                           during temporary defensive periods.

Leveraged AllCap           Invests  at least 85% of net assets in equity            Seeks long-term capital appreciation.
                           securities of companies of any size, except during
                           defensive  periods.  May  purchase  put and call
                           options and sell covered  options to  increase  gain
                           and to hedge.  May enter into  futures contracts and
                           purchase and sell options on  these  futures
                           contracts.  May also borrow money for purchase of
                           additional securities.

--------------------------------------------------------------------------------

12     LIFE

--------------------------------------------------------------------------------

MFS FUNDS

PORTFOLIO                  INVESTMENT POLICIES                                      OBJECTIVE

Emerging Growth Series     At least 80% normally will be invested  in equity        Seeks to provide long-term capital growth;
                           securities of emerging growth companies.  Up to 25%      dividend and interest income is incidental.
                           may be invested in  foreign  securities not including
                           ADRs.

Utilities Series           At least 65%, but up to 100%  normally will be           Seeks capital growth and current income (above
                           invested  in  equity and debt securities of both         that available from a portfolio invested
                           domestic and foreign companies in the  utilities         entirely in equity securities).
                           industry.  Normally,   not  more  than  35%  will  be
                           invested  in  equity  and   debt securities of
                           issuers in other industries,  including   foreign
                           securities, emerging market securities and non-dollar
                           denominated securities.

World Governments Series   At least  80%  normally  will be invested  in  debt      Seeks to provide long-term growth of capital and
                           securities.   May invest up to 100%  of  assets  in      future income.
                           foreign securities, including emerging market
                           securities.

Research Series            Invests  in  common  stocks or securities convertible    Seeks to provide long-term growth of capital
                           into common  stocks of companies believed to possess     and future income.
                           better than average prospects for long-term  growth.
                           Up to 10% may be invested in  non-investment
                           grade  debt;  up to 20% may be  invested  in  foreign
                           securities (including emerging market issues.)

Growth With Income         At least 65% will  normally  be  invested  in common     Seeks to provide reasonable current income and
Series                     stocks or  securities convertible into common stocks     long-term growth of capital and income.
                           of companies  believed to have  long-term prospects
                           for growth and  income. Expects  to  invest not  more
                           than 15% in foreign securities (including emerging
                           market issues.)

MORGAN STANLEY
FUNDS

PORTFOLIO                  INVESTMENT POLICIES                                      OBJECTIVE

Emerging Markets Equity    Invests primarily in equity securities of emerging       Long-term capital appreciation.
                           market country issuers with a focus on those countries
                           whose economies the portfolio's adviser believes to
                           be developing strongly and in which markets are
                           becoming more sophisticated.

Global Equity              Invests  primarily  in equity  securities  of            Long-term capital appreciation.
                           issuers throughout the world, including  U.S.
                           issuers and emerging market countries, using an
                           approach that is oriented to the selection of
                           individual stocks that the portfolio's adviser
                           believes are undervalued.

International Magnum       Invests  primarily  in equity  securities  of            Long-term capital appreciation.
                           non-U.S. issuers, generally in accordance with
                           weightings determined by the portfolio's adviser, in
                           countries comprising the Morgan Stanley Capital
                           International Europe, Australia, Far East Index,
                           commonly known as the "EAFE Index."

Asian Equity               Invests  primarily  in equity  securities  of            Long-term capital appreciation.
                           Asian   issuers,    excluding Japan, using an
                           approach that is oriented  to the  selection  of
                           individual stocks believed  by  the portfolio's
                           adviser to be undervalued.

U.S. Real Estate           Invests primarily in equity securities of companies      Above-average current income and long
                           primarily engaged in the U.S. real estate industry,      term capital appreciation.
                           including real estate investment trusts.

--------------------------------------------------------------------------------

                                                                      LIFE    13

--------------------------------------------------------------------------------

FUND EXPENSE SUMMARY

The information shown below relating to the Funds was provided to AVLIC by the Funds and AVLIC has not independently verified such information. Each of the Funds is managed by an investment advisory organization that is not affiliated with AVLIC. Each such organization is entitled to receive a fee for its services based on the value of the relevant portfolio's net assets. The amount of expenses, including the asset based advisory fee referred to above, borne by each portfolio for the fiscal year ended December 31, 1997, was as follows:

PORTFOLIO                         INVESTMENT ADVISORY AND               OTHER EXPENSES                 TOTAL
                                         MANAGEMENT

                               FIGURES PRESENTED MAY REFLECT     FIGURES PRESENTED MAY REFLECT    FIGURES PRESENTED
                                   EXPENSE REIMBURSEMENT         EXPENSE REIMBURSEMENT            MAY REFLECT EXPENSE
                                                                                                  REIMBURSEMENT

FIDELITY
VIP Money Market                           .21%                             .10%                       .31%
VIP Equity-Income                          .50%                             .07%                       .57%(1)
VIP Growth                                 .60%                             .07%                       .67%(1)
VIP High Income                            .59%                             .12%                       .71%
VIP Overseas                               .75%                             .15%                       .90%(1)
VIP II Asset Manager                       .55%                             .09%                       .64%(1)
VIP II Investment Grade Bond               .44%                             .14%                       .58%
VIP II Asset Manager:  Growth              .60%                             .16%                       .76%(1)
VIP II Index 500                           .24%                             .04%                       .28%(2)
VIP II Contrafund                          .60%                             .08%                       .68%(1)

ALGER AMERICAN (3)
Growth                                     .75%                             .04%                       .79%
Income and Growth                         .625%                            .115%                       .74%
Small Capitalization                       .85%                             .04%                       .89%
Balanced                                   .75%                             .26%                      1.01%
MidCap Growth                              .80%                             .04%                       .84%
Leveraged AllCap                           .85%                             .15%                      1.00%

MFS
Emerging Growth                            .75%                             .12%(4)                    .87%(5)
Utilities                                  .75%                             .25%(4)                   1.00%(5)
World Governments                          .75%                             .25%(4)                   1.00%(5)
Research                                   .75%                             .13%(4)                    .88%(5)
Growth With Income                         .75%                             .25%(4)                   1.00%(5)

MORGAN STANLEY
Emerging Markets Equity(6)                   0%                            1.75%                      1.75%
Global Equity(7)                             0%                            1.15%                      1.15%
International Magnum(7)                      0%                            1.15%                      1.15%
Asian Equity(7)                              0%                            1.20%                      1.20%
U.S. Real Estate(7)                          0%                            1.10%                      1.10%


(1) A portion of the brokerage commissions that certain funds pay was used to reduce funds expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. Without these reductions, the total operating expenses presented in the table would have been .58% for Equity-Income Portfolio, .69% for Growth Portfolio, .92% for Overseas Portfolio, .65% for Asset Manager Portfolio, .71% for Contrafund Portfolio, and .77% for Asset Manager: Growth Portfolio.

--------------------------------------------------------------------------------

14    LIFE

--------------------------------------------------------------------------------

(2) Fidelity agreed to reimburse a portion of Index 500 Portfolio's expenses during the period. Without this reimbursement, the fund's management fee, other expenses and total expenses would have been .27%, .13% and .40% respectively, on an annualized basis.

(3) Fred Alger Management, Inc. ("Alger Management") has agreed to reimburse the portfolios to the extent that the aggregate annual expenses (excluding interest, taxes, fees for brokerage services and extraordinary expenses) exceed respectively: Alger American Income and Growth, and Alger American Balanced, 1.25%; Alger American Small Capitalization, Alger American MidCap Growth, Alger American Leveraged All Cap, and the Alger American Growth, 1.50%. As long as the expense limitations continue for a portfolio, if a reimbursement occurs, it has the effect of lowering the portfolio's expense ratio and increasing its total return. Included in "Other Expenses" of Leveraged AllCap is .04% of interest expense.

(4) MFS has agreed to bear expenses for each series, subject to reimbursement by each series, such that each series "Other Expenses" shall not exceed .25% of the average daily net assets of the series during the current fiscal year. Absent this expense arrangement, "Other Expenses" and "Total" expenses would be .45% and 1.20%, respectively, for the Utilities Series; .40% and 1.15%, respectively, for the World Governments Series; and .35% and 1.10%, respectively, for the Growth With Income Series.

(5) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the series' expenses). Any such fee reductions are not reflected under "Other Expenses."

(6) For the fiscal year ended December 31, 1997 fund's expenses were voluntarily reduced by the fund's investment adviser. Absent reimbursement the management fee, other expenses and total expenses would have been 1.25%, 2.87% and 4.12%, respectively.

(7) The fund's expenses were voluntarily reduced by the fund's investment adviser. Absent reimbursement the management fee, other expenses and total expenses would have been as follows based on the annualized period January 2, 1997 through December 31, 1997 for Global Equity and International Magnum portfolios. The U.S. Real Estate and Asian Equity portfolios were based on the annualized period March 3, 1997 through December 31, 1997. Global Equity: .80%; 1.63%; and 2.43%. International
         Magnum:  .80%;  1.98%; and 2.78%.  U.S. Real Estate:  .80%;  1.52%; and
         2.32%. Asian Equity: .80%; 2.30%; and 3.10%.

Expense reimbursement agreements are expected to continue in future years but may be terminated at any time. As long as the expense limitations continue for a portfolio, if a reimbursement occurs, it has the effect of lowering the portfolio's expense ratio and increasing its total return.

-----------------------

FIXED ACCOUNT

Owners may elect to allocate all or a portion of their premium payments to the Fixed Account, and they may also transfer monies from the Separate Account to the Fixed Account or from the Fixed Account to the Separate Account. (See Transfers, page 21). Amounts in the Fixed Account earn a fixed rate of interest guaranteed by AVLIC never to be less than 4.5%.

Amounts allocated to the Fixed Account receive an interest rate declared effective for the month of issue. The declared interest rate is guaranteed for the remainder of the Policy Year. During subsequent Policy Years, all amounts in the Fixed Account will earn the interest rate that was declared in the month of the last Policy anniversary. Declared interest rates may be lower or higher than the previous period.

Payments allocated to the Fixed Account and transfers from the Separate Account to the Fixed Account are placed in the general account of AVLIC, which supports insurance and annuity obligations. The general account includes all of AVLIC's assets, except those assets segregated in the separate accounts. AVLIC has the sole discretion to invest the assets of the general account, subject to applicable law. AVLIC bears an investment risk for all amounts allocated or transferred to the Fixed Account and interest credited thereto, less any deduction for charges and expenses, whereas the owner bears the investment risk after the expiration of a contract year. Because of exemptive and exclusionary provisions, interests in the general account have not been registered under the Securities Act of 1933 (the "1933 Act") nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interest therein is generally subject to the provisions of the 1933 or 1940 Act. We understand that the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Fixed Account portion of the Contract; however, disclosures regarding the Fixed

--------------------------------------------------------------------------------

                                                                     LIFE     15

--------------------------------------------------------------------------------

Account  portion  of  the  Contract  may  be  subject  to  generally  applicable
provisions  of  the  federal   securities   laws   regarding  the  accuracy  and
completeness of statements made in prospectuses.


ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

Generally AVLIC reserves the right, subject to applicable law, and, if necessary, after notice and prior approval from the SEC and/or state insurance authorities, to make additions to, deletions from, or substitutions for the shares that are held in the Separate Account or that the Separate Account may purchase. The Separate Account may, to the extent permitted by law, purchase other securities for other contracts or permit a conversion between contracts upon request by the Policyowners.

AVLIC may, in its sole discretion, also establish additional Subaccounts of the Separate Account, which would invest in shares corresponding to a new portfolio of the Fund or in shares of another investment company or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Policyowners on a basis to be determined by AVLIC.

If any of these substitutions or changes are made, AVLIC may by appropriate endorsement change the Policy to reflect the substitution or change. If AVLIC deems it to be in the best interest of Policyowners, and subject to any approvals that may be required under applicable law, the Separate Account may be operated as a management company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other AVLIC separate accounts. To the extent permitted by applicable law, AVLIC may also transfer the assets of the Separate Account associated with the Policies to another separate account. In addition, AVLIC may, when permitted by law, restrict or eliminate any voting rights of Policyowners or other persons who have voting rights as to the Separate Account.

The Policyowner will be notified of any material change in the investment policy of any portfolio in which the owner has an interest.


POLICY BENEFITS

The rights and benefits under the Policy are summarized in this prospectus. The Policy itself is what controls the rights and benefits. A copy of the Policy is available upon request from AVLIC.


PURPOSES OF THE POLICY

The Policy is designed to provide the Policyowner with both lifetime insurance protection to the policy anniversary nearest the Insured's 95th birthday and flexibility in connection with the amount and frequency of premium payments and the level of life insurance proceeds payable under the Policy. Unlike traditional life insurance, other than the minimum first year premium, the Policyowner is not required to pay scheduled premiums to keep a Policy in force. The Policy is designed so that a single premium payment may be made, or the Policyowner has the flexibility to vary subsequent premium payments.

Moreover, the Policy allows a Policyowner to adjust the level of death benefits payable under the Policy without having to purchase a new Policy by decreasing the Specified Amount or changing the death benefit option. Thus, as insurance needs or financial conditions change, the Policyowner has the flexibility to adjust life insurance benefits and vary premium payments.

The death benefit may, and the cash value will, vary with the investment experience of the chosen Subaccounts of the Separate Account. The Policyowner reaps the benefit of any appreciation in value of the underlying assets, but bears the investment risk of any depreciation in value. As a result, whether or not a Policy continues in force may depend in part upon the investment experience of the chosen Subaccounts. The failure to pay a planned periodic premium will not necessarily cause the Policy to lapse, but the Policy could lapse even if planned periodic premiums have been paid, depending upon the investment experience of the Separate Account.

--------------------------------------------------------------------------------

16    LIFE

--------------------------------------------------------------------------------

DEATH BENEFIT PROCEEDS

As long as the Policy remains in force, AVLIC will, upon due proof of the Insured's death, pay the death benefit proceeds of a Policy in accordance with the death benefit option in effect at the time of the Insured's death. The amount of the death benefits payable will be determined at the end of the valuation period during which the Insured's death occurred. The death benefit proceeds may be paid in a lump sum or under one or more of the payment options set forth in the Policy. (See Payment Options, page 19).


DEATH BENEFIT OPTIONS

The Policy provides two death benefit options, unless the Extended Maturity Rider is in effect, and the Policyowner selects one of the options in the application. The death benefit under either option will never be less than the current Specified Amount of the Policy as long as the Policy remains in force. (See Policy Lapse and Reinstatement, page 25). The minimum Specified Amount currently is the amount that a premium of $10,000 ($5,000 for ages 0-15) will purchase.

OPTION A. Under Option A, the death benefit is the current Specified Amount of the Policy or, if greater, the applicable percentage of cash value on the date of death. The applicable percentage is 250% for Insureds with an attained age 40 or younger on the policy anniversary prior to the date of death. For Insureds with an attained age over 40 on that policy anniversary, the percentage declines. For example, the percentage at age 40 is 250%, at age 50 is 185%, at age 60 is 130%, at age 70 is 115%, at age 80 is 108%, and at age 90 is 100%. Accordingly, under Option A the death benefit will remain level at the Specified Amount unless the applicable percentage of cash value exceeds the current Specified Amount, in which case the amount of the death benefit will vary as the cash value varies. Policyowners who prefer to have favorable investment performance reflected in higher cash value, rather than increased insurance coverage, generally should select Option A.

OPTION B. Under Option B, the death benefit is equal to the current Specified Amount plus the cash value of the Policy or, if greater, the applicable percentage of the cash value on the date of death. The applicable percentage is the same as under Option A: 250% for Insureds with an attained age 40 or younger on the policy anniversary prior to the date of death, and for Insureds with an attained age over 40 on that policy anniversary the percentage declines as in Option A. Accordingly, under Option B the amount of the death benefit will always vary as the cash value varies (but will never be less than the Specified Amount). Policyowners who prefer to have favorable investment performance reflected in increased insurance coverage, rather than higher cash values, generally should select Option B.

EXTENDED MATURITY

If the Extended Maturity Rider is in effect, the Death Benefit will be the Cash Value.

CHANGE IN DEATH BENEFIT OPTION. Generally, the death benefit option in effect may be changed once per year any time after the first policy year by sending AVLIC a written request for change. AVLIC will require evidence of insurability before making a change in the death benefit option from Option A to Option B. The effective date of such a change will be the monthly activity date on or following the date the change is approved by AVLIC.

If the death benefit option is changed from Option A to Option B, the death benefit after the change will equal the Specified Amount before the change plus the cash value on the effective date of the change. If the death benefit option is changed from Option B to Option A, the death benefit after the change will equal the death benefit before the change minus the cash value on the effective date of change.

No charges will be imposed upon a change in death benefit option, nor will such a change in and of itself result in an immediate change in the amount of a Policy's cash value. However, a change in the death benefit option may affect the monthly cost of insurance charge since this charge varies with the net amount at risk, which is the amount by which the death benefit that would be payable on a monthly activity date exceeds the cash value on that date. Changing from Option B to Option A will generally decrease the net amount at risk, and therefore cost of insurance charges. Changing from Option A to Option B will generally result in a net amount at risk that remains level. Such a change, however, will result in an increase in the cost of insurance charges over time, since the cost of insurance rates increase with the Insured's age. If, however, the change was from Option A to Option B, the cost of insurance rate may be different for the increased death benefit. (See Charges and Deductions - Cost of Insurance, page 26).

--------------------------------------------------------------------------------

                                                                     LIFE     17

--------------------------------------------------------------------------------

CHANGE IN SPECIFIED AMOUNT. Subject to certain limitations, after the second policy year a Policyowner may decrease the Specified Amount of a Policy. A decrease in Specified Amount may affect the cost of insurance rate and the net amount at risk, both of which may affect a Policyowner's cost of insurance charge. (See Charges and Deductions - Cost of Insurance, page 26).

Any decrease in the Specified Amount will become effective on the monthly activity date on or following the date a written request is approved by AVLIC. The Specified Amount of a Policy may be changed only once per year, and AVLIC may limit the size of a change in a policy year.

The Specified Amount remaining in force after any requested decrease may not be less than the amount a minimum first year premium of $10,000 ($5,000 for ages 0-15) would have purchased during the first 3 Policy years and $15,000 thereafter. Further, no decrease will be allowed if the Specified Amount is less than $15,000 in the first three Policy years. In addition, if following the decrease in Specified Amount, the Policy would not comply with the maximum premium limitations required by federal tax law (see Premium Limitations, page
24), the decrease may be limited or cash value may be returned to the Policyowner at the Policyowner's election, to the extent necessary to meet these requirements.

METHODS OF AFFECTING INSURANCE PROTECTION. A Policyowner may increase or decrease the pure insurance protection provided by a Policy - the difference between the death benefit and the cash value - in several ways as insurance needs change. These ways include decreasing the Specified Amount of insurance, changing the level of premium payments, and, to a lesser extent, making a partial withdrawal of the Policy's cash value. The consequences of each of these methods will depend upon the individual circumstances.

DURATION OF THE POLICY. The Policy will not be placed in force if the minimum first year premium has not been paid on or before the date the Policy is delivered. The Policy will remain in force so long as the cash surrender value is sufficient to pay the monthly deduction. (See Monthly Deduction, page 26). Where, however, the cash surrender value is insufficient to pay the monthly deduction and the grace period expires without an adequate payment by the Policyowner, the Policy will lapse and terminate without value. (See Policy Lapse and Reinstatement, page 25).

CASH VALUE

The Policy's cash value in the Separate Account will reflect the investment performance of the chosen Subaccounts of the Separate Account, the net premiums paid, any partial withdrawals, and the charges assessed in connection with the Policy. A Policyowner may at any time surrender the Policy and receive the Policy's cash surrender value. (See Surrenders, page 21). There is no guaranteed minimum cash value.

DETERMINATION OF CASH VALUE. Cash value is determined on each valuation date. On the policy issue date, the cash value in a Subaccount will equal the portion of any premium allocated to the Subaccount, reduced by the portion of the first monthly deduction allocated to that Subaccount. (See Allocation of Premiums and Cash Value, page 24). Thereafter, on each valuation date, the cash value of a Policy will equal:

(1) The aggregate of the values attributable to the Policy in each of the Subaccounts on the valuation date, determined for each Subaccount by multiplying the Subaccount's unit value by the number of Subaccount units allocated to the Policy; plus

(2)  The value of the Fixed Account; plus

(3)  Any cash value impaired by policy debt held in the general account; plus

(4)  Any net premiums received on that valuation date; less

(5)  Any partial withdrawal, and its charge, made on that valuation date; less

(6)  Any monthly deduction to be made on that valuation date; less

(7)  Any federal or state income taxes charged against the cash value.

--------------------------------------------------------------------------------

18    LIFE

--------------------------------------------------------------------------------

In computing the Policy's cash value, the number of Subaccount units allocated to the Policy is determined after any transfers among Subaccounts, or the Fixed Account, (and deduction of transfer charges) but before any other Policy transactions, such as receipt of net premiums and partial withdrawals, on the valuation date. Because the cash value is dependent upon a number of variables, a Policy's cash value cannot be predetermined.

THE UNIT VALUE. The unit value of each Subaccount reflects the investment performance of that Subaccount. The unit value of each Subaccount shall be calculated by (i) multiplying the per share net asset value of the corresponding Fund portfolio on the valuation date times the number of shares held by the Subaccount, before the purchase or redemption of any shares on that date; minus
(ii) a Daily Charge not exceeding an annual rate of 1.20% for mortality and expense risk (.90%) and administrative costs (.30%); and (iii) dividing the result by the total number of units held in the Subaccount on the valuation date, before the purchase or redemption of any units on that date. (See Daily Charges Against the Separate Account, page 26).

VALUATION DATE AND VALUATION PERIOD. A valuation date is each day on which the New York Stock Exchange ("NYSE") is open for trading. A valuation period is the period between two successive valuation dates, commencing at the close of the NYSE on each valuation date and ending at the close of the NYSE on the next succeeding valuation date.


BENEFITS AT MATURITY

If the Insured is living, AVLIC will pay the cash value of the Policy, less outstanding policy debt, on the maturity date. The Policy will mature on the policy anniversary nearest the Insured's 95th birthday, if living, unless the maturity has been extended by election of the Extended Maturity Rider.


PAYMENT OF POLICY BENEFITS

Death benefit proceeds under the Policy will usually be paid within seven days after AVLIC receives due proof of death. Cash value benefits will ordinarily be paid within seven days of receipt of a written request. Payments may be postponed in certain circumstances. (See Postponement of Payments, page 29). The Policyowner may decide the form in which the benefits will be paid. During the Insured's lifetime, the Policyowner may arrange for the death benefit proceeds to be paid in a lump sum or under one or more of the optional methods of payment described below. These choices are also available if the Policy is surrendered or matures. If no election is made, AVLIC will pay the benefits in a lump sum.

When death benefits are payable in a lump sum and no election for an optional method of payment is in force at the death of the Insured, the beneficiary may select one or more of the optional methods of payment.

An election or change of method of payment must be in writing. A change in beneficiary revokes any previous settlement election. Further, if the Policy is assigned, any amounts due to the assignee will first be paid in one sum. The balance, if any, may be applied under any payment option. Once payments have begun, the payment option may not be changed.

PAYMENT OPTIONS. The minimum amount of each payment is $25. If a payment would be less than $25, AVLIC has the right to make payments less often so that the amount of each payment is at least $25. Once a payment option is in effect, the proceeds will be transferred to AVLIC's general account. AVLIC may make other payment options available in the future. For additional information concerning these options, see the Policy itself. The following payment options are currently available:

Option ai- INTEREST PAYMENT OPTION. AVLIC will hold any amount applied under this option. Interest on the unpaid balance will be paid or credited each month at a rate determined by AVLIC.

Option aii- FIXED AMOUNT PAYABLE OPTION. Each payment will be for an agreed fixed amount. Payments continue until the amount AVLIC holds runs out.

Option b- FIXED PERIOD PAYMENT OPTION. Equal payments will be made for any period selected up to 20 years.

Option c- LIFETIME PAYMENT OPTION. Equal monthly payments are based on the life of a named person. Payments will continue for the lifetime of that person. Variations provide for guaranteed payments for a period of time.

--------------------------------------------------------------------------------

                                                                     LIFE     19

--------------------------------------------------------------------------------

Option d- JOINT LIFETIME PAYMENT OPTION. Equal monthly payments are based on the lives of two named persons. While both are living, one payment will be made each month. When one dies, the same payment will continue for the lifetime of the other.

As an alternative to the above payment options, the proceeds may be paid in any other manner approved by AVLIC. Further, one of AVLIC's affiliates may make payments under the above payment options. If an affiliate makes the payment, it will do so according to the rules set out above.


POLICY RIGHTS

LOAN BENEFITS

LOAN PRIVILEGES. AVLIC will permit the Policyowner to borrow money from it using the Policy as the only security for the loan. The maximum amount that may be borrowed is 85% of the cash value less the cash surrender charge and any accrued expenses as of the date of the policy loan. The minimum amount of any loan request is $1,000. The loan may be completely or partially repaid at any time while the Insured is living, prior to the maturity date. Loans usually are paid within 7 days after receipt of a written request. Texas and Virginia Policyowners may borrow 100% of the surrender value after deducting interest and policy charges for the remainder of the policy year. LOANS MAY HAVE ADVERSE TAX CONSEQUENCES. (See Tax Treatment of Policy Proceeds, page 32).

INTEREST. The interest rate charged on the portion of the outstanding policy debt not exceeding the Earnings Loan Value is 4.5% per year. Outstanding policy debt in excess of the Earnings Loan Value is charged 6% interest per year. The determination of whether the outstanding policy debt exceeds the Earnings Loan Value will be made each time a loan is taken. AVLIC may increase either of these rates to a maximum of 8%. Interest accrues daily and is due on each policy anniversary date. If unpaid when due, interest will be added to the amount of the loan and bear interest at the same rate.

EFFECT OF POLICY LOANS. When a loan is made, cash value equal to the amount of the loan will be transferred from the cash value in the Separate Account to the general account of AVLIC as security for the indebtedness. The cash value transferred out of the Separate Account will be allocated among the Subaccounts, or the Fixed Account, in accordance with the instructions given when the loan is requested. The minimum amount which can remain in a Subaccount as a result of a loan is $100. If no instructions are given, the amount will be withdrawn in proportion to the various deposits in the Subaccount or Fixed Account. If loan interest is not paid when due in any policy year, on the policy anniversary thereafter, AVLIC will loan the interest and allocate the amount transferred to secure the excess indebtedness among the Subaccounts and the Fixed Account as set out just above. No charge will be imposed for these transfers. A policy loan will permanently affect the cash value of a Policy, and may permanently affect the amount of the death benefit, even if the loan is repaid. Should the policy lapse while policy loans are outstanding the portion of the loans attributable to earnings will become taxable.

Cash value in the general account held to secure indebtedness will be credited with interest at a rate of 4.5% per year. Currently, the net cost to borrow to the Policyowner ranges from 0% interest per annum (on the amount not exceeding the Earnings Loan Value) to 1.5% per annum. However, the Policy permits a maximum net cost to borrow of 3.5%. Interest earned on amounts held in the general account will be allocated to the Subaccounts and the Fixed Account on each policy anniversary in the same proportion that net premiums are being allocated to those Subaccounts and the Fixed Account at the time. Upon repayment of indebtedness, the portion of the repayment allocated to a Subaccount in accordance with the repayment of indebtedness provision (see below) will be transferred to the Subaccount and increase the cash value in that Subaccount or the Fixed Account.

OUTSTANDING POLICY DEBT. The outstanding policy debt equals the total of all policy loans and accrued interest on policy loans. If the policy debt exceeds the cash value less any cash surrender charge and any accrued expenses, the Policyowner must pay the excess. AVLIC will send a notice of the amount which must be paid. If the Policyowner does not make the required payment within the 61 days after AVLIC sends the notice, the Policy will terminate without value. A lapsed Policy may later be reinstated. (See Policy Lapse and Reinstatement, page
25).

REPAYMENT OF INDEBTEDNESS. Unscheduled premiums paid while a policy loan is outstanding are treated as repayment of indebtedness only if the Policyowner so requests. As indebtedness is repaid, the cash value in the general account securing the indebtedness repaid will be allocated among the Subaccounts and the Fixed Account in the same proportion that net premiums are being allocated to those Subaccounts at the time of repayment.

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20    LIFE

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SURRENDERS

At any time during the lifetime of the Insured and prior to the maturity date, the Policyowner may totally surrender the Policy by sending a written request to AVLIC. Certain partial withdrawals may also be made. Surrenders from the Separate Account will generally be paid within seven days of receipt of the written request. (See Postponement of Payments, page 29). SURRENDERS AND PARTIAL WITHDRAWALS MAY HAVE ADVERSE TAX CONSEQUENCES. (See Modified Endowment Contract; Tax Penalty on Early Withdrawals, page 32).

TOTAL SURRENDERS. If the Policy is being totally surrendered, the Policy itself must be returned to AVLIC along with the request. AVLIC will pay an amount equal to the cash surrender value at the end of the valuation period during which the surrender request is received at AVLIC's Home Office. Coverage under the Policy will terminate as of the date of a total surrender. A Policyowner may elect to have the amount paid in a lump sum or under a payment option. (See Payment Options, page 19).

PARTIAL WITHDRAWALS. Partial withdrawals are irrevocable. The amount of a partial withdrawal may not exceed the cash surrender value on the date the request is received and in policy years one through seven, may not exceed 10% of the minimum first year premium. The cash surrender value after a partial withdrawal must be at least $1,000. The amount paid will be deducted from the Policy's cash value at the end of the valuation period during which the request is received. The amount will be deducted from the Subaccounts according to the instructions of the Policyowner when the withdrawal is requested, provided that the minimum amount remaining in a Subaccount as a result of the allocation is $100. If no instructions are given, the amount will be withdrawn in proportion to the various deposits in the Subaccount and/or Fixed Account.

The Death Benefit may be reduced by the amount of any partial withdrawal and may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection under the Policy. (See Monthly Deduction - Cost of Insurance, page 26; Death Benefit Options - Methods of Affecting Insurance Protection, page 18). If Option B is in effect, the Specified Amount will not change, but the cash value will be reduced.

The Specified Amount remaining in force after a partial withdrawal, during the first three policy years, may not be less than the amount a premium of $10,000 would purchase ($5,000 for ages 0-15) and thereafter may not be less than $15,000. Also, no partial withdrawal will be allowed if the Specified Amount is less than $15,000 in the first three years. Any request for a partial withdrawal that would reduce the Specified Amount below this amount will not be implemented. A fee not to exceed the lesser of $50.00 or 2% of the amount withdrawn is deducted from each partial withdrawal amount paid. Currently the charge is the lesser of $25 or 2% of the amount withdrawn. (See Partial Withdrawal Charge, page 28).

TRANSFERS

Cash value may be transferred among the Subaccounts of the Separate Account. The total amount transferred each time must be at least $250, or the balance of the Subaccount, if less. The minimum amount that may remain in a Subaccount after a transfer is $100. AVLIC will effectuate transfers and determine all values in connection with transfers on the later of the date designated in the request or at the end of the valuation period during which the transfer request is received. Cash value on the date of a transfer will not be affected except to the extent of any transfer charge. Transfers may also be made from the subaccounts to the Fixed Account. One hundred percent of the amount deposited, plus interest thereon, may be transferred out of the Fixed Account during the 30-day period following the yearly anniversary of the date of the Policy.

An unlimited number of transfers may be made, with the first fifteen transfers per policy year permitted free of charge. A transfer charge may be imposed each additional time amounts are transferred. This charge will be deducted pro rata from each Subaccount (and, if applicable, the Fixed Account) in which the Policyowner is invested. The charge is $10 per transfer. (See Transfer Charge, page 28). Transfers resulting from policy loans or exercise of the exchange privilege will not be subject to a transfer charge. In addition, such transfers will not be counted for purposes of the limitation on the number of transfers allowed in each year. AVLIC may at any time revoke or modify the transfer privilege, including the minimum amount transferable. (See also Tax Status of the Policy, page 32).

The privilege to initiate transactions by telephone will be made available to Policyowners automatically. AVLIC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if it does not, AVLIC may be liable for any losses due to unauthorized or fraudulent instructions. The procedures AVLIC follows for transactions initiated by telephone include, but are not limited to, requiring the Policyowner to provide the policy number at the time of

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                                                                     LIFE     21

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giving transfer  instructions;  AVLIC's tape recording of all telephone transfer instructions; and the provision, by AVLIC, of written confirmation of telephone transactions.

Transfers may be subject to additional restrictions at the fund level. Specifically, fund managers may have the right to refuse sales, or suspend or terminate the offering of portfolio shares, if they determine that such action is necessary in the best interests of the portfolio's shareholders. If a fund manager refuses a transfer for any reason, the transfer will not be allowed.AVLIC will not be able to process the transfer if the fund manager refuses.

SYSTEMATIC PROGRAMS

AVLIC  may  offer  systematic   programs  as  discussed   below.   Transfers  of
Accumulation Value made pursuant to these programs will be counted in determining whether the transfer fee applies. Lower minimum amounts may be allowed to transfer as part of a systematic program. There is no separate charge for participation in these programs at this time. All other normal transfer restrictions, as described above, apply. The Fixed Account can not be used in any systematic program.

PORTFOLIO REBALANCING. Under the Portfolio Rebalancing program, the Owner can instruct AVLIC to allocate Accumulation Value among the Subaccounts of the Separate Account on a systematic basis, in accordance with allocation instructions specified by the Owner.

DOLLAR COST AVERAGING. Under the Dollar Cost Averaging program, the Owner can instruct AVLIC to automatically transfer, on a systematic basis, a predetermined amount or percentage specified by the Owner from any one Subaccount to any Subaccount(s) of the Separate Account.

EARNINGS SWEEP. Permits systematic redistribution of earnings among Subaccounts.

The Owner can request participation in the available programs when purchasing the Policy or at a later date. The Owner can change the allocation percentage or discontinue any program by sending written notice or calling the Home Office. Other scheduled programs may be made available. AVLIC reserves the right to modify, suspend or terminate such programs at any time. Use of Systematic Programs may not be advantageous, and does not guarantee success.

REFUND PRIVILEGE

The Policyowner may cancel the Policy within the later of 10 days after the Policyowner receives it, within 10 days after AVLIC mails a cancellation notice, or within 45 days of completing Part I of the application. If a Policy is cancelled within this time period, a refund will be paid. The refund will be the greater of the premium paid or the premium paid adjusted by investment gains or losses.

To cancel the Policy, the Policyowner should mail or deliver it to the selling agent, or to AVLIC at the Home Office. A refund of premiums paid by check may be delayed until the check has cleared the Policyowner's bank. (See Postponement of Payments, page 29).

EXCHANGE PRIVILEGE

During the first 24 policy months after the policy date of the Policy, the Policyowner may exchange the Policy for a non-variable life insurance policy issued by AVLIC or an affiliate. No new evidence of insurability will be required.

The policy date, issue age and risk classification for the Insured will be the same under the new Policy as under the old. In addition, the policy provisions and applicable charges for the new Policy and its riders will be based on the same policy date and issue age as under the Policy. Cash values for the exchange and payments will be established after making adjustments for investment gains or losses and after recognizing variance, if any, between payment or charges, dividends or cash values under the flexible contract and under the new Policy. The Policyowner may elect either the same Specified Amount or the same net amount at risk for the new Policy as under the old.

To make the change, the Policy, a completed application for exchange and any required payment must be received by AVLIC. The exchange will be effective on the valuation date when all financial and contractual arrangements for the new Policy have been completed.

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22    LIFE

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PAYMENT AND ALLOCATION OF PREMIUMS

ISSUANCE OF A POLICY

Individuals wishing to purchase a Policy must complete an application and submit it to AVLIC's Home Office (5900 "O" Street, P.O. Box 82550, Lincoln, Nebraska 68501). A Policy will generally be issued only to individuals 80 years of age on their nearest birthday or less who supply satisfactory evidence of insurability to AVLIC. AVLIC may, at its sole discretion, issue a Policy to an individual above the age of 80. Acceptance is subject to AVLIC's underwriting rules, and AVLIC reserves the right to reject an application for any reason.

The policy date is the effective date of coverage for all coverage applied for in the original application. The policy date is used to determine policy anniversary dates, policy years and policy months. The policy date and the issue date will be the same unless: 1) an earlier policy date is specifically requested, or 2) when additional premiums or application amendments are needed. When there are additional requirements before issue (see below) the policy date will be when it is sent for delivery and the issue date will be the date the requirements are met.

The issue date is the date that all financial, contractual and administrative requirements have been met and processed for the Policy. When all required premiums and application amendments have been received by AVLIC in its Home Office, the issue date will be the date the Policy is mailed to the Policyowner or sent to the agent for delivery to the Policyowner. When application amendments or additional premiums need to be obtained upon delivery of the Policy, the issue date will be when the policy receipt and Federal funds are received; and the application amendments are received and reviewed in AVLIC's Home Office. On the issue date, the premium paid (plus any interest credited on premiums paid before the issue date less any cost of insurance charge for the period between the policy date and the issue date) is allocated to the Money Market Subaccount. After the expiration of the refund period, the accumulation value will be allocated to the subaccounts or the Fixed Account as selected by the Policyowner.

Subject to approval, a Policy may be backdated, but the Policy Date may not be more than six months prior to the date of the application. Backdating can be advantageous if the Insured's lower Issue Age results in lower cost of insurance rates. If a Policy is backdated, the minimum initial premium required will include sufficient premium to cover the backdating period. Monthly deductions will be made for the period the Policy Date is backdated.

Interim conditional insurance coverage may be issued prior to the policy date, provided that certain conditions are met, upon the completion of an application and the payment of a specified amount at the time of the application. The amount of the interim coverage is limited to the smaller of the amount of insurance applied for, $100,000, or $25,000 if the proposed Insured is under age 10 or over age 60 at his nearest birthday.

PREMIUMS

The minimum first year premium must be paid on or before the date the Policy is delivered. No insurance will take effect before the minimum first year premium is received in AVLIC's home office in Federal Funds. No other premiums are required. The amounts and frequency of the planned periodic premiums are shown in the Schedule of Premiums in the Policy. However, subject to certain limitations, a Policyowner has flexibility in determining the frequency and amount of premiums since the planned periodic premium schedule is not binding on the Policyowner. The timing and amount of premium payments will have an effect on the values under, and the duration of, the Policy, including the cash surrender charge, the cost of insurance charge, the premium tax charges and the cash value under the Policy.

MINIMUM FIRST YEAR PREMIUM. The minimum first year premium is equal to the amount designated in the Policy. The minimum first year premium will be no less than $10,000, except on Insureds who have an age nearest birthday of 0 to 15, for which the minimum premium will be no less than $5,000. The minimum first year premium generally approximates 80% of the Guideline Single Premium, as defined for federal tax purposes, for the initial Specified Amount. The Guideline Single Premium is based on the single premium that would be required to provide the future benefits under the Policy, computed using certain assumptions, including an assumed interest rate of 6% and standard guaranteed cost of insurance rates and charges and the premium loads. There is no representation that the Policy will not lapse if the minimum first year premium is paid, nor is there a guarantee that the Policy will not lapse even if planned periodic premiums are paid.

PREMIUM FLEXIBILITY. A Policyowner may make a single premium payment, make unscheduled premium payments at any time in any amount, or skip planned periodic premium payments, subject to the premium limitations described below.

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                                                                     LIFE     23

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Therefore, unlike conventional insurance policies, this Policy does not obligate the Policyowner to pay premiums in accordance with a rigid and inflexible premium schedule.

The level of premium payments does, however, affect the nature of the Policy, including the amount of pure insurance coverage and the charge for that coverage. Comparing two Policies that are identical in all respects other than the amount of the initial premium paid, the Policy with the larger initial premium will have a greater cash value and, therefore, will provide less pure insurance protection (a lower net amount at risk) and have a smaller monthly cost of insurance charge. AVLIC does reserve the right to limit the number and amount of additional or unscheduled premium payments.

PLANNED PERIODIC PREMIUMS. At the time the Policy is issued, if the initial premium is less than 100% of the Guideline Single Premium, the Policyowner may determine a planned periodic premium schedule that provides for the payment of level premiums at selected intervals; subject, however, to a minimum planned periodic premium schedule of $1,200 on an annual basis and a maximum schedule of no greater than the limitation on total premiums established by federal tax law. The Policyowner is not required to pay premiums in accordance with this schedule. The Policyowner has considerable flexibility to alter the amount and frequency of premiums paid.

Policyowners can also change the frequency and amount of planned periodic premiums by sending a written request to the Home Office, although AVLIC reserves the right to limit any increase. Premium payment notices will be sent annually, semi-annually or quarterly depending upon the frequency of the planned periodic premiums. Payment of the planned periodic premiums does not guarantee that the Policy remains in force. Instead, the duration of the Policy depends upon the Policy's cash surrender value. (See Duration of the Policy, page 18). Thus, even if planned periodic premiums are paid by the Policyowner, the Policy will nonetheless lapse any time cash surrender value is insufficient to pay certain monthly charges, and a grace period expires without a sufficient payment. (See Policy Lapse and Reinstatement, page 25).

Any premium received in an amount different from the planned periodic premium will be considered an unscheduled premium.

PREMIUM  LIMITATIONS.  In no event  may the  total of all  premiums  paid,  both planned and unscheduled, exceed the current maximum premium limitations established by federal tax laws. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, AVLIC will only accept that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned or applied as otherwise agreed and no further premiums will be accepted until allowed by the current maximum premium limitations prescribed by law. AVLIC may also establish a minimum acceptable premium amount.


ALLOCATION OF PREMIUMS AND CASH VALUE

ALLOCATION OF PREMIUMS. In the application for a Policy, the Policyowner allocates premiums to one or more Subaccounts of the Separate Account and/or to the Fixed Account. Allocations must be whole number percentages and must total 100%. The allocation for future premiums may be changed without charge at any time by providing proper notification to the Home Office.

The initial premium is allocated as of the issue date of the Policy to the Money Market Subaccount for 13 days. Thereafter, the accumulation value will be allocated to the Subaccounts or the Fixed Account as selected by the Policyowner. Premium payments received by AVLIC prior to the issue date are held in the general account and are credited with interest at a rate determined by AVLIC for the period from the date the payment has been converted into Federal Funds that are available to AVLIC until the date the amounts are transferred to the Money Market Subaccount, but in no event will interest be credited prior to the policy date. After the first policy year, all premiums are subject to a premium charge, and thus the net premium is allocated to the selected Subaccount or the Fixed Account. If there is any outstanding policy debt at the time of payment, AVLIC will treat it as a premium payment unless otherwise instructed in proper written notice.

The value of amounts allocated to Subaccounts of the Separate Account will vary with the investment performance of these Subaccounts, and the Policyowner bears the entire investment risk. This will affect the Policy's cash value, and may affect the death benefit as well. Policyowners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

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24    LIFE

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POLICY LAPSE AND REINSTATEMENT

LAPSE. Unlike conventional life insurance policies, the failure to make a planned periodic premium payment will not itself cause the Policy to lapse. Lapse will occur when the cash surrender value is insufficient to cover the monthly deduction, and a grace period expires without a sufficient payment. The grace period is 61 days from the date AVLIC mails a notice that the grace period has begun. AVLIC will notify the Policyowner at the beginning of the grace period by mail addressed to the last known address on file with AVLIC. The notice will specify the premium required to keep the Policy in force. Failure to pay the required amount within the grace period will result in lapse of the Policy. If the Insured dies during the grace period, any overdue monthly deductions and outstanding policy debt will be deducted from the proceeds.

If the cash surrender value is insufficient to cover the monthly deduction, the Policyowner must pay a premium during the grace period sufficient to cover the monthly deduction. (See Charges and Deductions, page 25).

REINSTATEMENT. A lapsed Policy may be reinstated any time within 2 years after the end of the grace period (or if required by state law, longer periods), but before the maturity date. Reinstatement will be affected based on the Insured's underwriting classification at the time of the reinstatement. Reinstatement is subject to the following:

1. Evidence of insurability of the Insured satisfactory to AVLIC;
2. Payment of a premium equal to the greater of $1,000 or an amount that, after the deduction of premium charges, is large enough to cover the monthly deductions for at least the three policy months commencing with the effective date of reinstatement; and
3. Any policy debt will be reinstated with interest due and accrued.
4. The Policy cannot be reinstated if it has been surrendered for its full cash surrender value.

The amount of cash value on the date of reinstatement will be equal to the amount of the cash value on the date of lapse, increased by the premium paid at reinstatement, less the premium charges and the amounts stated above, plus that part of the deferred sales load (i.e., cash surrender charge) which would apply if the Policy were surrendered on the date of reinstatement. The last addition to the cash value is designed to avoid duplicate cash surrender charges. The original policy date will be used for purposes of calculating the cash surrender charge. If any policy debt was reinstated, that debt will be held in AVLIC's general account. Cash value calculations will then proceed as described under "Determination Of Cash Value" on page 18.

The effective date of reinstatement will be the first monthly activity date on or next following the date of approval by AVLIC of the application for reinstatement.


CHARGES AND DEDUCTIONS

Charges will be deducted in connection with the Policy to compensate  AVLIC for:
(1) providing the insurance benefits set forth in the Policy and any optional insurance benefits added by rider; (2) administering the Policy; (3) assuming certain risks in connection with the Policy; and (4) incurring expenses in distributing the Policy. The nature and amount of these charges are described more fully below.

PREMIUM CHARGE

No premium charges will be deducted from premium payments made during the first policy year prior to their allocation to the selected Subaccounts or the Fixed Account. However, a charge equal to 2.5% of the premium will be deducted from each payment made after the first policy year prior to allocation among the selected Subaccounts to reimburse AVLIC for premium taxes. Various states and their subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from state to state.

Although no deduction for premium taxes is made from premiums paid during the first policy year, upon surrender, a portion of the cash surrender charge includes a charge for state premium taxes of no greater than 2.5% of the premiums paid. (See "Cash Surrender Charge," page 27). The charges for premium taxes represent an amount AVLIC considers necessary to pay all premium taxes imposed by the states and their subdivisions.

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                                                                     LIFE     25

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MONTHLY DEDUCTION

Charges will be deducted on each monthly activity date from the cash value of the Policy to compensate AVLIC for insurance provided. The monthly deduction includes: (a) the cost of insurance for the current policy month, plus (b) one-twelfth of any flat extra rating charge. The monthly deduction will be deducted as of the policy date and on each monthly activity date thereafter. It will be allocated among the Subaccounts or the Fixed Account on a pro rata basis. Each of these charges is described in more detail below.

COST OF INSURANCE. Because the cost of insurance depends upon several variables, the cost for each policy month can vary from month to month. AVLIC will determine the monthly cost of insurance charges by multiplying the applicable cost of insurance rate by the net amount at risk for each policy month. The net amount at risk on any monthly activity date is the amount by which the death benefit which would have been payable on that monthly activity date exceeds the cash value on that date.

COST OF INSURANCE RATE. The annual cost of insurance rate is based on the Insured's sex, attained age, policy duration and risk class. The rate will vary if the Insured is a smoker or non-smoker or is considered a substandard risk classification and rated with a tabular extra rating. For the initial Specified Amount, the cost of insurance rate will not exceed those shown in the Schedule of Guaranteed Annual Cost of Insurance Rates shown in the schedule pages of the Policy. These guaranteed rates are based on the Insured's age nearest birthday, risk class, and the 1980 Commissioners Standard Ordinary Smoker and Non-Smoker, Male and Female Mortality Tables. The cost of insurance rate, surrender charges and payment options for policies issued in Massachusetts, Montana and certain other states are on a sex neutral (unisex) basis. Any change in the cost of insurance rates will apply to all persons of the same age, sex and risk class and whose policies have been in effect for the same length of time.

If the underwriting class for any increase in death benefit resulting from a change in death benefit option from A to B is not the same as the underwriting class at issue, the cost of insurance rate used after such increase will be a composite rate based upon a weighted average of the rates of the different underwriting classes. Decreases will also be reflected in the cost of insurance rate as discussed earlier. The actual charges made during the Policy year will be shown in the annual report delivered to Policyowners.

RATE CLASS. The rate class of an Insured may affect the cost of insurance rate. AVLIC currently places Insureds into both standard rate classes and substandard classes that involve a higher mortality risk. In an otherwise identical Policy, an Insured in the standard rate class will have a lower cost of insurance than an Insured in a rate class with higher mortality risks. If a Policy is rated at issue with a tabular extra rating, the guaranteed rate is a multiple of the guaranteed rate for a standard issue. This multiple factor is shown in the Schedule of Benefits in the Policy.

Insureds may also be assigned a flat extra rating to reflect certain additional risks. The flat extra rating will not impact the cost of insurance rate, but 1/12 of any flat extra cost will be deducted as part of the monthly deduction on each monthly activity date.

DAILY CHARGES AGAINST THE SEPARATE ACCOUNT

A Daily Charge will be deducted from the value of the net assets of the Separate Account to compensate AVLIC for mortality and expense risks assumed and the administrative costs incurred in connection with the Policy. This daily charge from the Separate Account will be at the rate of 0.003288 percent (equivalent to an annual rate of 1.20 percent of the average daily net assets of the Separate Account). The daily charge will be deducted from the net asset value of the Separate Account, and therefore the Subaccounts, on each valuation date. Where the previous day or days was not a valuation date, the deduction on the valuation date will be 0.003288 percent multiplied by the number of days since the last valuation date. No mortality and expense charges will be deducted from the amounts in the Fixed Account.

Of this Daily Charge, .002466 percent (equivalent to an annual rate of 0.90 percent of the average daily net assets of the Separate Account) is deducted to compensate AVLIC for the mortality and expense risk assumed under the Policies. AVLIC believes that this level of charge is reasonable in relation to the risks assumed by AVLIC under the Policies. The mortality

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26    LIFE
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risk  assumed  by AVLIC is that  Insureds'  may live  for a  shorter  time  than assumed, and that an aggregate amount of death benefits greater than that assumed accordingly will be paid. The expense risk assumed is that expenses
incurred   in  issuing  and   administering   the   policies   will  exceed  the
administrative charges provided in the Policies.

AVLIC also deducts .000822 percent (equivalent to an annual rate of 0.30 percent of the average daily net assets of the Separate Account) on a daily basis to compensate it for administrative costs in connection with the Policy. AVLIC has primary responsibility for the administration of the Policy and the Separate Account. AVLIC intends to administer the Policy itself through an arrangement whereby AVLIC may purchase some administrative services from Ameritas Life. The services in connection with the Policy involve issuance of the Policy, ordinary ongoing maintenance of the Policy, and future changes in the Policy initiated by the Policyowner. Administrative expenses in connection with the issuance of the Policy are medical exams, review of applications for insurance underwriting decisions, and processing of the applications and establishing policy records. Ongoing ordinary administrative expenses expected to be incurred in connection with a Policy include premium billing; recordkeeping; processing death benefit claims, cash surrenders, and policy changes; preparing and mailing reports; and overhead costs. Future changes in the Policy initiated by the Policyowner include changes in the death benefit option. Administrative costs for changing the death benefit option include the cost of processing applications and changing and establishing policy records. The Daily Charge is assessed throughout the life of the Policy. AVLIC does not expect to make a profit on the portion of the charge levied to cover administrative expenses.

TAXES. Currently, no charge will be made against the Separate Account for federal, state or local income taxes. AVLIC may, however, make such a charge in the future if income or gains within the Separate Account will incur any federal, or any significant state or local income tax liability, or if the federal, state or local tax treatment of AVLIC changes. Charges for such taxes, if any, would be deducted from the Separate Account as a portion of the Daily Charge. (See Federal Tax Matters, page 31).

FUND INVESTMENT ADVISORY FEE AND EXPENSES

Because the Separate Account purchases shares of the Funds, the net assets of the Separate Account will reflect the investment advisory fees and other expenses incurred by the Funds. The investment advisers to the Funds will receive compensation with respect to the Funds' portfolios that they advise at a rate which varies by portfolio and the size of that portfolio. (See The Funds, page 10).

AVLIC may receive administrative fees from the investment advisers of certain funds.

CASH SURRENDER CHARGE

If a Policy is surrendered prior to the 7th policy anniversary, AVLIC will assess a cash surrender charge based upon percentages of the premiums actually paid during the first policy year, limited as shown in the policy schedule pages. Paying less premium in the first year generally will have the effect of reducing the cash surrender charge. However, depending upon the investment experience, if the Policyowner chooses to pay less premium in the first year, the cost of insurance charge may increase, the premium tax charge may be greater, the Policy Values may be reduced and there is an increased risk that the Policy will lapse. A portion of the cash surrender charge includes a charge to cover state premium taxes. The remainder of the charge is deducted to compensate AVLIC for the cost of distributing the Policy. The cost includes agents' commissions, the printing of Prospectuses and sales literature, and advertising.

The sales load portion of the cash surrender charge in any policy year is not necessarily related to actual distribution expenses incurred in that year. Instead, AVLIC expects to incur the majority of distribution expenses in the early policy years and to recover amounts to pay such expenses over the life of the Policy. AVLIC anticipates that funds generated by the sales loads will not be sufficient to cover distribution expenses. To the extent that sales and distribution expenses exceed sales loads in any year, AVLIC will pay them from its other assets or surplus in its general account, which include amounts derived from mortality and expense risk charges and other charges made under the Policy. AVLIC believes that this distribution financing arrangement will benefit the Separate Account and the Policyowners.

AVLIC has voluntarily lowered its maximum surrender charge to 9%, which amount will be charged on surrenders during policy years one, two and three. The Policy provides that surrender charges may equal, respectively, 11.5%, 10.5% and 9.5% for the first three years. Thereafter, the cash surrender charge grades to 8.5% in year four, 7% in year five, 5% in year six, 2% in year seven and 0% after the seventh year. The charge allowed by the Policy is based on a 9% sales load and a 2.5% charge for premium tax. The sales load and premium tax components of the cash surrender charge grade down

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                                                                     LIFE     27
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proportionately.  There is no cash surrender  charge  assessed upon decreases in the Specified Amount of the Policy or partial withdrawals of cash value. There is no additional cash surrender charge attributable to payments made after the first policy year. Because the cash surrender charge may be significant upon early surrender, prospective Policyowners should purchase a Policy only if they do not intend to surrender the Policy for a substantial period.

TRANSFER CHARGE

A transfer charge of $10.00 may be imposed for each additional transfer among the Subaccounts or the Fixed Account after fifteen per policy year to compensate AVLIC for the costs of effecting the transfer. Since the charge reimburses AVLIC for the cost of effecting the transfer only, it does not expect to make any profit from the transfer charge. This charge will be deducted pro rata from each Subaccount (and, if applicable, the Fixed Account) in which the Policyowner is invested. The transfer charge will not be imposed on transfers that occur as a result of policy loans or the exercise of exchange rights. The amount of the transfer charge is guaranteed not to be increased.

PARTIAL WITHDRAWAL CHARGE

A charge will be imposed for each partial withdrawal to compensate AVLIC for the administrative costs in effecting the requested payment and in making necessary calculations for any reductions in Specified Amount which may be required by reason of the partial withdrawal. The charge will be deducted from the amount of the withdrawal. The current charge made will be the lesser of 2% of the amount withdrawn or $25. This charge is guaranteed not to be more than the lesser of $50 or 2% of the amount withdrawn. AVLIC does not expect to make any profit from the partial withdrawal charge.

GENERAL PROVISIONS

THE CONTRACT

The Policy, the application, any supplemental applications, and any amendments or endorsements make up the entire contract. Only the President, Vice President, Secretary or Assistant Secretary can modify the Policy. Any changes must be made in writing and approved by AVLIC. No agent has the authority to alter or modify any of the terms, conditions or agreements of the Policy or to waive any of its provisions. The rights and benefits under the Policy are summarized in this prospectus. The Policy itself is what controls the rights and benefits. A copy of the Policy is available upon request from AVLIC.

CONTROL OF POLICY

The  Policyowner  is  as  shown  in  the   application  or  subsequent   written
endorsement.  Subject  to the  rights  of any  irrevocable  beneficiary  and any assignee of record, all rights, options, and privileges belong to the Policyowner, if living; otherwise to any successor-owner or owners, if living; otherwise to the estate of the last owner to die.

BENEFICIARY

The Policyowner may name both primary and contingent beneficiaries in the application. Payments will be shared equally among beneficiaries of the same class unless otherwise stated. If a beneficiary dies before the Insured, payments will be made to any surviving beneficiaries of the same class; otherwise to any beneficiary(ies) of the next class; otherwise to the owner; otherwise to the estate of the owner.

CHANGE OF BENEFICIARY

The Policyowner may change the beneficiary by written request at any time during the Insured's lifetime unless otherwise provided in the previous designation of beneficiary. The change will take effect as of the date the change is recorded at the Home Office. AVLIC will not be liable for any payment made or action taken before the change is recorded.

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28    LIFE

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CHANGE IN OWNER OR ASSIGNMENT

In order to change the owner of the Policy or assign policy rights, an assignment of the Policy must be made in writing and filed with AVLIC at its Home Office. The change will take effect as of the date the change is recorded at the Home Office, and AVLIC will not be liable for any payment made or action taken before the change is recorded. Payment of proceeds is subject to the rights of any assignee of record. A collateral assignment is not a change of ownership.

PAYMENT OF PROCEEDS

The proceeds are subject first to any indebtedness to AVLIC and then to the interest of any assignee of record. The balance of any death benefit proceeds shall be paid in one sum to the designated beneficiary unless an optional method of payment is selected. If no beneficiary survives the Insured, the proceeds shall be paid in one sum to the Policyowner, if living; otherwise to any successor-owner, if living; otherwise to the owner's estate. Any proceeds payable on the Maturity Date or upon full surrender shall be paid in one sum unless an optional method of payment is elected.

INCONTESTABILITY

The Policy is incontestable after it has been in force for two years from the policy date during the lifetime of the Insured. However, this two year provision shall not apply to riders that provide disability or accidental death benefits. Any reinstatement of a Policy shall be incontestable only after having been in force during the lifetime of the Insured for two years after the effective date of the reinstatement.

MISSTATEMENT OF AGE, SEX, OR SMOKING

If the age, sex, or smoking habits of the Insured have been misstated, the amount of the death benefit and cash values under the Policy will be adjusted. The death benefit will be adjusted in proportion to the correct and incorrect cost of insurance rates. The adjustment in the cash value will be the difference between the cost of insurance deductions that were made and those that should have been made.

SUICIDE

Suicide within two years of the policy date is not covered by the Policy, unless otherwise provided by state law. If the Insured, while sane or insane, commits suicide within two years after the policy date, AVLIC will pay only the premiums received, less any partial withdrawals and any outstanding policy debt. The laws of Missouri provide that death by suicide at any time is covered by the Policy, and further, that suicide by an insane person is not a defense to the payment of Accidental Death Benefits unless the insane person intended suicide when the Insured applied for the Policy.

POSTPONEMENT OF PAYMENTS

Payment of any amount upon complete surrender, partial withdrawal, policy loans, benefits payable at death or maturity, and transfers may be postponed whenever:
(i) the New York Stock Exchange is closed other than customary week-end and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission; (ii) the Commission by order permits postponement for the protection of Policyowners; (iii) an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets; or, (iv) surrenders or partial withdrawals from the Fixed Account may be deferred for up to 6 months from the date of written request.

Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Policyowner's bank.

ACCELERATED BENEFIT RIDER FOR TERMINAL ILLNESS (LIVING BENEFIT RIDER)

Upon satisfactory proof of terminal illness and after the two-year contestable period (no waiting period in certain states), AVLIC will accelerate the payment of up to 50% of the lowest scheduled death benefit as provided by eligible coverage,
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                                                                     LIFE     29

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less an amount up to two guideline  level  premiums.  Future  premium allocations after the payment of the benefit must be allocated to the Fixed Account. Payment will not be made for amounts less than $4,000 or more than $250,000 on all policies issued by AVLIC or its affiliates.

AVLIC may charge the lesser of 2% of the benefit or $50 as a withdrawal charge to cover the costs of administration.

Satisfactory proof of terminal illness must include a written statement from a licensed physician who is not related to the insured or the Policyowner stating that the insured has a non-correctable medical condition that, with a reasonable degree of medical certainty, will result in the death of the insured in less than 12 months (6 months in certain states) from the physician's statement. Further, the condition must first be diagnosed while the policy was in force.

The accelerated benefit first will be used to repay any outstanding policy loans and unpaid loan interest, and will also affect future loans, partial withdrawals, and surrenders. The accelerated benefit will be treated as a lien against the death benefit policy value and will thus reduce the proceeds payable on the death of the insured.

There is no extra premium for this rider. This rider is not available in all states.

EXTENDED MATURITY RIDER - This rider may be elected by submitting a written request to AVLIC during the 90 days prior to Maturity Date. If elected, as long as the Cash Surrender Value is greater than zero, the policy may remain in force for purposes of providing a benefit at the time of the Insured's death. Once this rider becomes effective, no further premium payments will be accepted, and no monthly charges will be made for cost of insurance, riders or flat extra rating. All other policy provisions not specifically noted herein will remain in effect while the policy continues in force. Interest on policy loans will continue to accrue and become part of the policy debt. This rider does not extend the original Maturity Date for purposes of determining benefits under any other riders. Death Benefit Proceeds are payable to the beneficiary.

There is no extra premium for this rider. This rider is not available in all states.

The Internal Revenue Service has not issued a ruling regarding the tax consequences of this rider.


REPORTS AND RECORDS

AVLIC will maintain all records relating to the Separate Account and will mail to the Policyowner, at the last known address of record, within 30 days after each policy anniversary, an annual report which shows the current cash value, cash surrender value, death benefit, premiums paid, outstanding policy debt and other information. Quarterly statements are also mailed detailing Policy activity during the calendar quarter. Instead of receiving an immediate confirmation of transactions made pursuant to some types of periodic payment plan (such as a dollar cost averaging program, or payment made by automatic bank draft or salary reduction arrangement), the Policyowner may receive confirmation of such transactions in their quarterly statements. The Policyowner should review the information in these statements carefully. All errors or corrections must be reported to AVLIC immediately to assure proper crediting to the Policy. AVLIC will assume all transactions are accurately reported on quarterly statements unless AVLIC is otherwise notified within 30 days after receipt of the statement. The Policyowner will also be sent a periodic report for the Funds and a list of the portfolio securities held in each portfolio of the Funds.

DISTRIBUTION OF THE POLICIES

Ameritas Investment Corp. ("AIC"), a wholly owned subsidiary of AMAL Corporation and an affiliated company of AVLIC, will act as the principal underwriter of the Policies, pursuant to an Underwriting Agreement between itself and AVLIC. AIC was organized under the laws of the State of Nebraska on December 29, 1983, and is a registered broker/dealer pursuant to the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers. In 1997, AIC received gross variable universal life compensation of $11,639,404, and retained $438,745 in underwriting fees, and $2,975 in brokerage commissions on AVLIC's variable universal life policies. AIC offers its clients a wide variety of financial products and services and has the ability to execute stock and bond transactions on a number of national exchanges. It also has executed selling agreements with a variety of mutual funds, unit investment trusts and direct participation programs.

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30    LIFE

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The Policies are sold by individuals who are Registered  Representatives  of AIC and who are licensed as life insurance agents for AVLIC. In addition, AIC has entered into agreements with other registered broker/dealers to permit their Registered Representatives to sell the Policies subject to applicable law.

Registered Representatives who sell the Policy will receive commissions based upon a commission schedule. After issuance of the Policy, commissions will equal, at most, 5% of premiums paid in the first policy year. Further, Registered Representatives who meet certain production standards may receive additional compensation and managers receive override commission with respect to the policies.

FEDERAL TAX MATTERS

The following discussion provides a general description of the federal income tax considerations associated with the Policy. This discussion is not intended as tax advice. Any person concerned about these tax implications should consult a competent tax advisor. This discussion is based upon AVLIC's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the 'Service'). The following summary does not purport to be complete or to cover all situations.

Special rules not described in this Prospectus may be applicable in certain situations. Specifically, this discussion does not address tax provisions that may be applicable if the Policyowner is a corporation. Moreover, no attempt has been made to consider in detail any applicable state or other tax (except premium taxes, see discussion "Premium Charge," page 25) laws.

Counsel and other competent advisors should be consulted for more complete information before a Policy is purchased. AVLIC makes no representation as to the likelihood of the continuation of present federal income tax laws nor of the interpretations by the Internal Revenue Service. Federal tax laws are subject to change and thus tax consequences to the Insured, Policyowner or Beneficiary may be altered.

(a) TAXATION OF AVLIC. AVLIC is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code of 1986 (the "Code"). At this time, since the Separate Account is not an entity separate from AVLIC, and its operations form a part of AVLIC, it will not be taxed separately as a 'regulated investment company' under Subchapter M of the Code.

        Net investment income and realized net capital gains on the assets of the Separate Account are reinvested and are taken into account in determining the death benefit and cash value of the Policy. As a result, such net investment income and realized net capital gains are automatically retained as part of the reserves under the Policy. AVLIC believes that Separate Account net investment income and realized net capital gains will not be taxable to the extent that such income and gains are retained as reserves under the Policy.

        AVLIC does not currently expect to incur any federal income tax liability attributable to the Separate Account with respect to the sale of the Policies. Accordingly, no charge is being made currently to the Separate Account for federal income taxes. If, however, AVLIC determines that it may incur such taxes attributable to the Separate Account, it may assess a charge for such taxes against the Separate Account.

        AVLIC may also incur state and local taxes (in addition to premium taxes for which a deduction from premiums is currently made) in various states. At present, these taxes are not significant. If there is a material change in state or local tax laws, charges for such taxes attributable to the Separate Account, if any, may be assessed against the Separate Account.

(b) MODIFIED ENDOWMENT CONTRACT. The Code (Section 7702A) states that a Policy becomes a "modified endowment contract" if it does not meet a 7-pay premium test described in the section. Because this Policy is designed to operate generally as a single premium contract, it does not meet that test. While gains remaining in the Policy continue to be tax deferred, distributions such as partial or full surrenders, assignments, policy pledges, and loans (including loans to pay loan interest) under the Policy will be taxable to the extent of any gain under the Policy. All modified endowment policies issued by AVLIC to the same Policyowner in any 12 month period are treated as one modified endowment contract for purposes of determining taxable gain under Section 72(e) of the Code. Any life insurance policy received in exchange for a modified endowment contract will also be treated as a modified endowment contract.

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                                                                     LIFE     31
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(c)     TAX PENALTY ON EARLY WITHDRAWALS.  A 10% penalty tax also applies to the taxable portion of any distribution such as prior to the Policyowner reaching age 59 1/2. The 10% penalty tax does not apply if the Policyowner is disabled as defined under the code or if the distribution is paid out in the form of a life annuity on the life of the Policyowner or the joint lives of the Policyowner and beneficiary.

(d) TAX STATUS OF THE POLICY. The Code (Section 7702) also includes a definition of a life insurance contract for federal tax purposes, which places limitations on the amount of premiums that may be paid for the Policy and the relationship of the cash value to the death benefit. AVLIC believes that the Policy meets the statutory definition of a life insurance contract. If the death benefit of a Policy is changed, the applicable definitional limitations may change. In the case of a decrease in the death benefit, a partial surrender, a change in death benefit option, or any other such change that reduces future benefits under the Policy during the first 15 years after a Policy is issued and that results in a cash distribution to the Policyowners in order for the Policy to continue complying with the Section 7702 definitional limitations on premiums and cash values, the Policyowner must include in ordinary income (to the extent of any gain in the Policy) certain amounts prescribed in Section 7702 which are so distributed.

        The Code (Section 817(h)) also authorizes the Secretary of the Treasury (the "Treasury") to set standards by regulation or otherwise for the investments of the Separate Account to be 'adequately diversified' in order for the Policy to be treated as a life insurance contract for federal tax purposes. The Separate Account, through the Funds, intends to comply with the diversification requirements prescribed by the Treasury in regulations published in the Federal Register on March 2, 1989, which affect how the Funds' assets may be invested.

        AVLIC does not have control over the Funds or their investments. However, AVLIC believes that the Funds will be operated in compliance with the diversification requirements of the Internal Revenue Code. Thus, AVLIC believes that the Policy will be treated as a life insurance contract for federal tax purposes.

        In connection with the issuance of regulations relating to the diversification requirements, the Treasury announced that such regulations do not provide guidance concerning the extent to which owners may direct their investments to particular divisions of a separate account. Regulations in this regard may be issued in the future. It is not clear what these regulations will provide nor whether they will be prospective only. It is possible that when regulations are issued, the Policy may need to be modified to comply with such regulations. For these reasons, the Company reserves the right to modify the Policy as necessary to prevent the Owner from being considered the owner of the assets of the Separate Account or otherwise to qualify the Policy for favorable tax treatment.

        The following discussion assumes that the Policy will qualify as a life insurance contract for federal tax purposes.

(e) TAX TREATMENT OF POLICY PROCEEDS. AVLIC believes that the Policy will be treated in a manner consistent with a fixed benefit life insurance policy for federal income tax purposes. Thus, AVLIC believes that the death benefit payable prior to the original maturity date under either death benefit option under the Policy will generally be excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code, and the Policyowner will not be deemed to be in constructive receipt of the cash value under the Policy until its actual surrender. However, in the event of certain cash distributions under the Policy resulting from any change which reduces future benefits under the Policy, the distribution will be taxed in whole or in part as ordinary income (to the extent of gain in the Policy). See discussion page 32, "Tax Status of the Policy."

        Loans received from a modified endowment contract will be considered distributions to the extent of any gain under the Policy. Generally, interest paid on any loan under a Policy owned by an individual will not be tax deductible. Except for Policies with respect to a limited number of key persons of an employer (both as defined in the Internal Revenue
        Code), and subject to applicable interest rate caps, the Health Insurance Portability and Accountability Act of 1996 (the "Health Insurance Act") generally repealed the deduction for interest paid or accrued after October 13, 1995 on loans from corporate owned life insurance Policies on the lives of individuals who are or were officers, employees or persons financially interested in the taxpayer's trade or business. Certain transitional rules for existing indebtedness are included in the Health Insurance Act. The transitional rules include a phase-out of the deduction for indebtedness incurred (1) before January 1, 1996, or (2) before January 1, 1997, for Policies entered into in 1994 or 1995. The phase-out of the interest expense deduction occurs over a transition period between October 13, 1995 and January 1, 1999. There is also a special rule for pre-June 21, 1986 Policies. The Taxpayer Relief Act of 1997 ("TRA '97"), further expanded the interest deduction disallowance for businesses by providing, with respect to policies issued after June 8, 1997, that no deduction is allowed for interest paid or accrued on any indebtedness with respect to life insurance covering the life of any individual (except as noted above under pre-'97 law with respect



--------------------------------------------------------------------------------

32    LIFE

--------------------------------------------------------------------------------

        to key persons and pre-June 21, 1986 policies). TRA '97 also provides that no deduction is permissible for premiums paid on a life insurance policy if the taxpayer is directly or indirectly a beneficiary under the policy. Also under TRA '97 and subject to certain exceptions, for contracts issued after June 8, 1997, no deduction is allowed for that portion of a taxpayer's interest expense that's allocable to unborrowed policy cash values. This disallowance generally does not apply to policies owned by natural persons. Also, as a general rule, no deduction is allowed for any amount paid or accrued on indebtedness incurred or continued to purchase or carry a business owned single premium life insurance policy. Policyowners should consult a competent tax advisor concerning the tax implications of these changes for their Policies.

        The right to exchange the Policy for a non-variable life insurance policy (see Exchange Privilege, page 22), may have tax consequences and, the right to change owners (see General Provisions, page 28), and the provision for partial withdrawals (see Surrenders, page 21) will have tax consequences. Upon complete surrender or when maturity benefits are paid, if the amount received plus any outstanding policy debt exceeds the total premiums paid that are not treated as previously withdrawn by the Policyowner, the excess generally will be taxed as ordinary income.

        Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on applicable law and the circumstances of each Policyowner or beneficiary. In addition, if the Policy is used in connection with tax-qualified retirement plans, certain limitations prescribed by the Internal Revenue Service on, and rules with respect to the taxation of, life insurance protection provided through such plans may apply. The advise of competent tax counsel should be sought in connection with the use of life insurance in a qualified plan.


SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

AVLIC holds the assets of the Separate Account. The assets are kept physically segregated and held separate and apart from the general account assets. AVLIC maintains records of all purchases and redemptions of Fund shares by each of the Subaccounts.


THIRD PARTY SERVICES

AVLIC is aware that certain third parties are offering investment advisory, asset allocation, money management and timing services in connection with the contracts. AVLIC does not engage any such third parties to offer such services of any type. In certain cases, AVLIC has agreed to honor transfer instructions from such services where it has received powers of attorney, in a form acceptable to it, from the contract owners participating in the service. Firms or persons offering such services do so independently from any agency relationship they may have with AVLIC for the sale of contracts. AVLIC takes no responsibility for the investment allocations and transfers transacted on a contract owner's behalf by such third parties or any investment allocation recommendations made by such parties. Contract owners should be aware that fees paid for such services are separate and in addition to fees paid under the contracts.

VOTING RIGHTS

All of the assets held in the Subaccounts of the Separate Account will be invested in shares of the corresponding portfolios of the Funds. AVLIC is the legal holder of those shares and as such has the right to vote to elect the Board of Directors of the Funds, to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund, and to vote upon any other matter that may be voted upon at a shareholders' meeting. To the extent required by law, AVLIC will vote all shares of the Funds held in the Separate Account at regular and special shareholder meetings of the Funds in accordance with instructions received from Policyowners. The number of votes for which each Policyowner has the right to provide instructions will be determined as of the record date selected by the Board of Directors of the Funds. AVLIC will furnish Policyowners with the proper forms, materials and reports to enable them to give it these instructions.

The number of Fund shares in a Subaccount for which instructions may be given by a Policyowner is determined by dividing the Policy's cash value held in that Subaccount by the net asset value of one share in the corresponding portfolio of the Fund.

--------------------------------------------------------------------------------
                                                                     LIFE     33

--------------------------------------------------------------------------------

Fractional shares will be counted. Fund shares held in each Subaccount for which no timely instructions from Policyowners are received and Fund shares held in each Subaccount which do not support Policyowner interests will be voted by AVLIC in the same proportion as those shares in that Subaccount for which timely instructions are received. Voting instructions to abstain on any item to be voted will be applied on a pro rata basis to reduce the votes eligible to be cast. Should applicable federal securities laws or regulations permit, AVLIC may elect to vote shares of the Funds in its own right.

Matters on which Policyowners may give voting instructions include the following: (1) election of the Board of Directors of the Fund; (2) ratification of the independent accountant of the Fund; (3) approval of the Investment Advisory Agreement for the Portfolio(s) of the Fund corresponding to the Policyowner's selected Subaccount; and (4) any change in the fundamental investment policies of the Portfolio(s) corresponding to the Policyowner's selected Subaccount(s).

DISREGARD OF VOTING INSTRUCTION. AVLIC may, if required by state insurance officials, disregard voting instructions if those instructions would require shares to be voted to cause a change in the subclassification or investment objectives or policies of one or more of the Funds' portfolios, or to approve or disapprove an investment adviser or principal underwriter for the Funds. In addition, AVLIC itself may disregard voting instructions that would require changes in the investment objectives or policies of any portfolio or in an investment adviser or principal underwriter for a Fund, if AVLIC reasonably disapproves those changes in accordance with applicable federal regulations. If AVLIC does disregard voting instructions, it will advise Policyowners of that action and its reasons for the action in the next annual report or proxy statement to Policyowners.


STATE REGULATION OF AVLIC

AVLIC, a stock life insurance company organized under the laws of Nebraska, is subject to regulation by the Nebraska Department of Insurance. On or before March 1 of each year an NAIC convention blank covering the operations and reporting on the financial condition of AVLIC and the Separate Account as of December 31 of the preceding year must be filed with the Nebraska Department of Insurance. Periodically, the Nebraska Department of Insurance examines the liabilities and reserves of AVLIC and the Separate Account.

In addition, AVLIC is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. The policies offered by the prospectus are available in the various states as approved. Generally, the Insurance Department of any other state applies the laws of the state of domicile in determining permissible investments.


EXECUTIVE OFFICERS AND DIRECTORS OF AVLIC

Shows name and position(s) with AVLIC followed by the principal occupations for the last five years.***

LAWRENCE J. ARTH, DIRECTOR, CHAIRMAN OF THE BOARD, AND CHIEF EXECUTIVE OFFICER* Director, Chairman of the Board, and Chief Executive Officer: ALIC**; also serves as officer and/or director of other subsidiaries and/or affiliates of ALIC.

WILLIAM J. ATHERTON, DIRECTOR, PRESIDENT, AND CHIEF OPERATING OFFICER*
Director: AMAL Corporation; President: North American Security Life Insurance Company; also served as officer and/or director of other subsidiaries and/or affiliates of North American.

KENNETH C. LOUIS, DIRECTOR, EXECUTIVE VICE PRESIDENT*
Director, President and Chief Operating Officer: ALIC; also serves as officer and/or director of other subsidiaries and/or affiliates of ALIC.

GARY R. MCPHAIL, DIRECTOR, EXECUTIVE VICE PRESIDENT****
Director, President, and Chief Executive Officer: AmerUs Life Insurance Company; also serves as officer and/or director of other subsidiaries and/or affiliates of AmerUs Life Insurance Company; Executive Vice President - Marketing and Individual Operations: New York Life Insurance Company; President: Lincoln National Sales Corporation.

ROBERT W. BUSH, DIRECTOR, SENIOR VICE PRESIDENT VARIABLE OPERATIONS AND ADMINISTRATION*
Executive Vice President-Individual Insurance: ALIC; also serves as officer and/or director of other subsidiaries and/or affiliates of ALIC; Senior Vice President, CUNA Mutual Insurance Group; also served as officer and/or director of other subsidiaries and/or affiliates of CUNA.

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34    LIFE

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WAYNE E. BREWSTER, SENIOR VICE PRESIDENT-VARIABLE SALES*
Vice President-Variable Sales: ALIC.

ASHOK CHAWLA, VICE PRESIDENT-FIXED ANNUITY INVESTMENTS****
Senior Vice President - Fixed Income Group: AmerUs Life Insurance Company (f.k.a. American Mutual Life Insurance Company); Director-Risk Management:
Providian Corp.; Assistant Vice President: Lincoln National Corp.

BRIAN J. CLARK, VICE PRESIDENT-FIXED ANUITY PRODUCT DEVELOPMENT****
Senior Vice President - Product Management: AmerUs Life Insurance Company.

THOMAS C. GODLASKY, DIRECTOR, SENIOR VICE PRESIDENT AND CHIEF INVESTMENT OFFICER****
Executive Vice President and Chief Investment Officer: AmerUs Life Holdings, Inc.; Executive Vice President and Chief Investment Officer: AmerUs Life Insurance Company (f.k.a. American Mutual Life Insurance Company); Manager-Fixed Income and Derivatives Department: Providian Corporation; also serves as director of an affiliate of AVLIC; also serves as officer and/or director of other affiliates of AmerUs Life Insurance Company.

JOSEPH K. HAGGERTY, ASSISTANT GENERAL COUNSEL****
Senior Vice President and General Counsel: AmerUs Life Holdings, Inc.; Senior Vice President and General Counsel: AmerUs Life Insurance Company (f.k.a. American Mutual Life Insurance Company f.k.a. Central Life Assurance Company*****); Senior Vice President, Deputy General Counsel: I.C.H. Corporation; also serves as an officer to an affiliate of AVLIC, and served as officer and/or director of other subsidiaries and/or affiliates of I.C.H. Corporation; also serves as officer of other affiliates of AmerUs Life Insurance Company.

JON C. HEADRICK, TREASURER*
Executive Vice President-Investments and Treasurer: ALIC; also serves as officer and/or director of other subsidiaries and/or affiliates of ALIC.

SANDRA K. HOLMES, VICE PRESIDENT-FIXED ANNUITY CUSTOMER SERVICE****
Senior Vice President: AmerUs Life Insurance Company (f.k.a. American Mutual Life Insurance Company, f.k.a. Central Life Assurance Company*****).

KENNETH R. JONES, VICE PRESIDENT-CORPORATE COMPLIANCE AND ASSISTANT SECRETARY* Vice President, Corporate Compliance & Assistant Secretary: ALIC; also serves as officer of other subsidiaries and/or affiliates of ALIC.

NORMAN M. KRIVOSHA, SECRETARY AND GENERAL COUNSEL*
Executive Vice President, Secretary & Corporate General Counsel: ALIC; also serves as officer and/or director of other subsidiaries and/or affiliates of ALIC.

CYNTHIA J. LAVELLE, VICE PRESIDENT-OPERATIONS AND SUPPORT*
Assistant Vice President - Variable Operations: ALIC.

JOANN M. MARTIN, CONTROLLER*
Senior Vice President-Controller and Chief Financial Officer: ALIC; also serves as officer and/or director of other subsidiaries and/or affiliates of ALIC.

SHEILA SANDY, ASSISTANT SECRETARY****
Manager Annuity Services: AmerUs Life Insurance Company (f.k.a. American Mutual Life Insurance Company).

MICHAEL E. SPROULE, DIRECTOR****
Executive Vice President and Chief Financial Officer: AmerUs Life Holdings, Inc.; Executive Vice President and Chief Financial Officer: AmerUs Life Insurance Company (f.k.a. American Mutual Life Insurance Company, f.k.a. Central Life Assurance Company*****); I.C.H. Corporation; also serves as director of an affiliate of AVLIC; also serves as officer and/or director of other affiliates of AmerUs Life Insurance Company.

--------------------------------------------------------------------------------

                                                                     LIFE     35

--------------------------------------------------------------------------------

KEVIN WAGONER, ASSISTANT TREASURER****
Director Investment Accounting: AmerUs Life Insurance Company (f.k.a. American Mutual Life Insurance Company, f.k.a. Central Life Assurance Company*****); Senior Financial Analyst: Target Stores.

   *Principal business address:  Ameritas Variable Life Insurance Company
                                 5900 "O" Street, P.O. Box 82550
                                 Lincoln, Nebraska 68501

   **Ameritas Life Insurance Corp.

   ***Where an individual has held more than one position with an organization during the last 5-year period, the last position held has been given.

   **** Principal business address:  AmerUs Life Insurance Company
                                     611 Fifth Avenue
                                     Des Moines, Iowa  50309

   *****  Central  Life  Assurance  Company  merged  with  American  Mutual Life
   Insurance Company on December 31, 1994. Central Life Assurance Company was the survivor of the merger. Contemporaneous with the merger, Central Life Assurance Company changed its name to American Mutual Life Insurance Company. (American Mutual Life Insurance Company changed its name to AmerUs Life Insurance Company on July 1, 1996.)


LEGAL MATTERS

All matters of Nebraska law pertaining to the Policy, including the validity of the Policy and AVLIC's right to issue the Policy under Nebraska Insurance Law, have been passed upon by Norman M. Krivosha, Secretary and General Counsel of AVLIC.


LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. AVLIC is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account. AIC is not involved in any litigation that is of material importance in relation to its ability to perform under its underwriting agreement.


EXPERTS

The financial statements of AVLIC as of December 31, 1997 and 1996, and for each of the three years in the period ended December 31, 1997, and the financial statements of Separate Account V as of December 31, 1997, and for each of the three years in the period then ended, included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

Actuarial matters included in this Prospectus have been examined by Thomas P. McArdle, Assistant Vice President Associate Actuary of Ameritas Life Insurance Corp., as stated in the opinion filed as an exhibit to the registration statement.

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36    LIFE

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ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policy offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Separate Account, AVLIC and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.


FINANCIAL STATEMENTS

The financial statements of AVLIC which are included in this Prospectus should be considered only as bearing on the ability of AVLIC to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

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                                                                     LIFE     37
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38    LIFE
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INDEPENDENT AUDITORS' REPORT



Board of Directors
Ameritas Variable Life Insurance Company
Lincoln, Nebraska

    We have audited the accompanying statement of net assets of Ameritas Variable Life Insurance Company Separate Account V as of December 31, 1997, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, such financial statements present fairly, in all material respects, the financial position of Ameritas Variable Life Insurance Company Separate Account V as of December 31, 1997, and the results of its operations and changes in its net assets for each of the three years in the period then ended, in conformity with generally accepted accounting principles.




/s/ Deloitte & Touche LLP


Lincoln, Nebraska
February 2, 1998

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                                                                     LIFE     39

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

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                               SEPARATE ACCOUNT V
                               ------------------
                             STATEMENT OF NET ASSETS
                             -----------------------
                                DECEMBER 31, 1997
                                -----------------



ASSETS

INVESTMENTS AT NET ASSET VALUE:
     Variable Insurance Products Fund:
     ---------------------------------

        Money Market Portfolio - 7,552,485.910 shares at
           $1.00 per share (cost $7,552,486)                                               $        7,552,486

         Equity-Income Portfolio - 1,018,225.148 shares at
           $24.28 per share (cost $17,057,993)                                                     24,722,507

         Growth Portfolio - 872,066.612 shares at
           $37.10 per share (cost $19,311,493)                                                     32,353,671

         High Income Portfolio - 598,367.840 shares at
           $13.58 per share (cost $6,613.479)                                                       8,125,835

         Overseas Portfolio - 695,077.235 shares at
           $19.20 per share (cost $10,900,272)                                                     13,345,483

     Variable Insurance Products Fund II:
     ------------------------------------

         Asset Manager Portfolio - 1,531,564.418 shares at
           $18.01 per share (cost $21,257,550)                                                     27,583,475

         Investment Grade Bond Portfolio - 237,050.443 shares at
           $12.56 per share (cost $2,804,441)                                                       2,977,354

         Contrafund Portfolio - 389,113.666 shares at
           $19.94 per share (cost $6,496,810)                                                       7,758,926

         Index 500 Portfolio - 94,728.864 shares at
           $114.39 per share (cost $8,735,694)                                                     10,836,035

         Asset Manager: Growth Portfolio - 140,054.018 shares at
           $16.36 per share (cost $1,950,189)                                                       2,291,284

     Alger American Fund:
     --------------------

         Small Capitalization Portfolio - 403,465.664 shares at
           $43.75 per share (cost $13,707,354)                                                     17,651,623

         Growth Portfolio - 300,282.630 shares at
           $42.76 per share (cost $9,099,665)                                                      12,840,085

         Income and Growth Portfolio - 381,241.041 shares at
           $10.99 per share (cost $3,864,736)                                                       4,189,839

         Midcap Growth Portfolio - 312,259.570 shares at
           $24.18 per share (cost $5,997,773)                                                       7,550,436

         Balanced Portfolio - 125,291.131 shares at
           $10.76 per share (cost $1,308,301)                                                       1,348,133

         Leveraged Allcap Portfolio - 104,973.976 shares at
           $23.17 per share (cost $2,114,624)                                                       2,432,247


The accompanying notes are an integral part of these financial statements.

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40     LIFE

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
                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                               SEPARATE ACCOUNT V
                               ------------------
                             STATEMENT OF NET ASSETS
                             -----------------------
                                DECEMBER 31, 1997
                                -----------------


ASSETS, CONTINUED
     MFS Variable Insurance Trust:
     -----------------------------

         Emerging Growth Series Portfolio - 415,653.648 shares at
           $16.14 per share (cost $5,739,754)                                                       6,708,650

         World Governments Series Portfolio - 21,729.618 shares at
           $10.21 per share (cost $221,949)                                                           221,859

         Utilities Series Portfolio - 94,348.503 shares at
           $17.99 per share (cost $1,433,157)                                                       1,697,330

         Research  Series Portfolio - 61,452.261 shares at
           $15.79 per share (cost $952,090)                                                           970,331

         Growth with Income Series Portfolio - 99,317.062 shares at
           $16.44 per share (cost $1,629,259)                                                       1,632,772

     Morgan Stanley Universal Funds:
     -------------------------------

         Asian Equity Portfolio - 33,225.337 shares at                                                187,391
           $5.64 per share (cost $238,689)

         Emerging Markets Equity Portfolio - 78,194.995 shares at                                     737,379
           $9.43 per share (cost $881,793)

         Global Equity Portfolio - 72,507.289 shares at                                               851,236
           $11.74 per share (cost $849,086)

         International Magnum Portfolio - 51,120.253 shares at                                        530,628
           $10.38 per share (cost $575,396)

         U.S. Real Estate Portfolio - 55,401.749 shares at                                            632,134
          $11.41 per share (cost $613,044)
                                                                                               ---------------


         NET ASSETS REPRESENTING EQUITY OF POLICYOWNERS                                      $    197,729,129
                                                                                               ===============




The accompanying notes are an integral part of these financial statements.

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                                                                     LIFE     41

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
                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                               SEPARATE ACCOUNT V
                               ------------------
                            STATEMENTS OF OPERATIONS
                            ------------------------
              FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
              ----------------------------------------------------

                                                                                           VARIABLE INSURANCE PRODUCTS FUND
                                                                                  --------------------------------------------------
                                                                                       MONEY            EQUITY
                                                                                      MARKET            INCOME           GROWTH
                                                                      TOTAL          PORTFOLIO         PORTFOLIO        PORTFOLIO
                                                                 ---------------- ----------------  ---------------- ---------------
                             1997
                             ----
INVESTMENT INCOME:
 Dividend distributions received                               $       2,670,710 $        463,675 $         290,414 $       177,070
 Mortality and expense risk charge                                    (1,574,558)         (84,611)         (201,066)       (278,073)
                                                                 ---------------- ----------------  ---------------- ---------------
NET INVESTMENT INCOME(LOSS)                                            1,096,152          379,064            89,348        (101,003)
                                                                 ---------------- ----------------  ---------------- ---------------

REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS:
 Net realized gain (loss) on investments                               6,045,040              ----        1,460,138         792,600
 Net change in unrealized appreciation (depreciation)                 21,418,187              ----        3,371,385       5,089,744
                                                                 ---------------- ----------------  --------------------------------
NET GAIN(LOSS) ON INVESTMENTS                                         27,463,227              ----        4,831,523       5,882,344
                                                                 ---------------- ----------------  ---------------- ---------------
NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS $      28,559,379 $        379,064 $       4,920,871 $     5,781,341
                                                                 ================ ================  ================ ===============


                             1996
                             ----
INVESTMENT INCOME:
 Dividend distributions received                               $       1,837,028 $        383,333 $          19,764 $        56,401
 Mortality and expense risk charge                                    (1,085,616)         (71,053)         (141,453)       (223,387)
                                                                 ---------------- ----------------  ---------------- ---------------
NET INVESTMENT INCOME(LOSS)                                              751,412          312,280          (121,689)       (166,986)
                                                                 ---------------- ----------------  ---------------- ---------------

REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS:
 Net realized gain (loss) on investments                               4,152,296              ----          566,577       1,424,128
 Net change in unrealized appreciation (depreciation)                  7,185,902              ----        1,388,228       1,591,342
                                                                 ---------------- ----------------  --------------------------------
NET GAIN(LOSS) ON INVESTMENTS                                         11,338,198              ----        1,954,805       3,015,470
                                                                 ---------------- ----------------  ---------------- ---------------
NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS $      12,089,610 $        312,280 $       1,833,116 $     2,848,484
                                                                 ================ ================  ================ ===============


                             1995
                             ----
INVESTMENT INCOME:
 Dividend distributions received                               $       1,293,935 $        330,031 $         223,698 $        71,777
 Mortality and expense risk charge                                      (723,000)         (57,621)          (89,161)       (160,505)
                                                                 ---------------- ----------------  ---------------- ---------------
NET INVESTMENT INCOME(LOSS)                                              570,935          272,410           134,537         (88,728)
                                                                 ---------------- ----------------  ---------------- ---------------

REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS:
 Net realized gain (loss) on investments                                 403,845              ----          334,949             ----
 Net change in unrealized appreciation (depreciation)                 14,755,373              ----        2,148,654       4,664,368
                                                                 ---------------- ----------------  --------------------------------
NET GAIN(LOSS) ON INVESTMENTS                                         15,159,218              ----        2,483,603       4,664,368
                                                                 ---------------- ----------------  ---------------- ---------------
NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS $      15,730,153 $        272,410 $       2,618,140 $     4,575,640
                                                                 ================ ================  ================ ===============

(1) Commenced  business  09/05/95
(2) Commenced  business  10/17/95
(3) Commenced business   09/13/95


The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

42     LIFE

--------------------------------------------------------------------------------

                                   (CONTINUED)


     VARIABLE INSURANCE PRODUCTS FUND                                VARIABLE INSURANCE PRODUCTS FUND II
   -------------------------------------  ------------------------------------------------------------------------------------------
                                                               INVESTMENT                                            ASSET MANAGER
      HIGH INCOME         OVERSEAS         ASSET MANAGER          GRADE           CONTRAFUND        INDEX 500           GROWTH
       PORTFOLIO          PORTFOLIO          PORTFOLIO        BOND PORTFOLIO      PORTFOLIO (1)     PORTFOLIO (2)     PORTFOLIO (3)
   ------------------  -----------------  -----------------  ------------------  ---------------  ----------------  ----------------


$            456,382 $          183,138 $          782,791 $           138,030 $         28,971 $          32,977 $            ----
             (65,009)          (115,217)          (232,839)            (25,608)         (50,896)          (71,508)         (14,685)
   ------------------  -----------------  -----------------  ------------------  ---------------  ----------------  ---------------
             391,373             67,921            549,952             112,422          (21,925)          (38,531)         (14,685)
   ------------------  -----------------  -----------------  ------------------  ---------------  ----------------  ---------------


              56,407            727,004          1,963,611                 ----          76,565            66,916            1,179
             585,776            646,688          1,992,988              89,590          991,738         1,946,609          322,064
   ------------------  -----------------  -----------------  ------------------  ---------------  ----------------  ---------------
             642,183          1,373,692          3,956,599              89,590        1,068,303         2,013,525          323,243
   ------------------  -----------------  -----------------  ------------------  ---------------  ----------------  ---------------
$          1,033,556 $        1,441,613 $        4,506,551 $           202,012 $      1,046,378 $       1,974,994 $        308,558
   ==================  =================  =================  ==================  ===============  ================  ===============




$            346,977 $           95,857 $          701,929 $           110,640 $            ---- $            523 $          8,340
             (52,366)           (87,506)          (192,161)            (22,366)         (12,082)           (6,403)          (2,489)
   ------------------  -----------------  -----------------  ------------------  ---------------  ----------------  ---------------
             294,611              8,351            509,768              88,274          (12,082)           (5,880)           5,851
   ------------------  -----------------  -----------------  ------------------  ---------------  ----------------  ---------------


              67,887            105,443            578,783                ----            1,845             1,346           14,028
             303,796            931,213          1,567,972             (39,903)         270,650           153,497           19,517
   ------------------  -----------------  -----------------  ------------------  ---------------  ----------------  ---------------
             371,683          1,036,656          2,146,755             (39,903)         272,495           154,843           33,545
   ------------------  -----------------  -----------------  ------------------  ---------------  ----------------  ---------------
$            666,294 $        1,045,007 $        2,656,523 $            48,371 $        260,413 $         148,963 $         39,396
   ==================  =================  =================  ==================  ===============  ================  ===============




$            214,996 $           19,894 $          346,679 $            34,269 $            428 $             ---- $           117
             (40,007)           (60,098)          (164,848)            (13,893)            (119)               (7)             (25)
   ------------------  -----------------  -----------------  ------------------  ---------------  ----------------  ---------------
             174,989            (40,204)           181,831              20,376              309                (7)              92
   ------------------  -----------------  -----------------  ------------------  ---------------  ----------------  ---------------


                 ----            19,894                ----                ----             856               ----             447
             542,261            616,308          2,471,611             183,723             (273)              236             (486)
   ------------------  -----------------  -----------------  ------------------  ---------------  ----------------  ---------------
             542,261            636,202          2,471,611             183,723              583               236              (39)
   ------------------  -----------------  -----------------  ------------------  ---------------  ----------------  ---------------
$            717,250 $          595,998 $        2,653,442 $           204,099 $            892 $             229 $             53
   ==================  =================  =================  ==================  ===============  ================  ===============

--------------------------------------------------------------------------------
                                                                         LIFE 43

--------------------------------------------------------------------------------

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                               SEPARATE ACCOUNT V
                               ------------------
                            STATEMENTS OF OPERATIONS
                            ------------------------
              FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
              ----------------------------------------------------

                                                                                       ALGER AMERICAN FUND
                                                               --------------------------------------------------------------------
                                                                    SMALL                           INCOME AND          MIDCAP
                                                               CAPITALIZATION        GROWTH           GROWTH            GROWTH
                                                                  PORTFOLIO        PORTFOLIO         PORTFOLIO        PORTFOLIO
                                                               ----------------  ---------------  ----------------  ---------------
                            1997
                            ----
INVESTMENT INCOME:
 Dividend distributions received                              $            ---- $        32,883 $          12,791 $          3,623
 Mortality and expense risk charge                                    (142,416)         (98,937)          (28,862)         (62,763)
                                                               ----------------  ---------------  ----------------  ---------------
NET INVESTMENT INCOME(LOSS)                                           (142,416)         (66,054)          (16,071)         (59,140)
                                                               ----------------  ---------------  ----------------  ---------------

REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS:

 Net realized gain (loss) on investments                               550,941           59,552           105,818           88,340
 Net change in unrealized appreciation (depreciation)                1,210,960        2,142,136           755,171          768,190
                                                               ----------------  ---------------  ----------------  ---------------
NET GAIN(LOSS) ON INVESTMENTS                                        1,761,901        2,201,688           860,989          856,530
                                                               ----------------  ---------------  ----------------  ---------------
NET INCREASE(DECREASE)IN NET ASSETS RESULTING FROM OPERATIONS $      1,619,485 $      2,135,634 $         844,918 $        797,390
                                                               ================  ===============  ================  ===============


                            1996
                            ----
INVESTMENT INCOME:

 Dividend distributions received                              $            ---- $         3,908 $          24,326 $            ----
 Mortality and expense risk charge                                    (118,508)         (58,005)          (13,912)         (38,781)
                                                               ----------------  ---------------  ----------------  ---------------
NET INVESTMENT INCOME(LOSS)                                           (118,508)         (54,097)           10,414          (38,781)
                                                               ----------------  ---------------  ----------------  ---------------

REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS:

 Net realized gain (loss) on investments                                51,224          165,191           813,188           74,978
 Net change in unrealized appreciation (depreciation)                  368,251          592,282          (557,847)         330,732
                                                               ----------------  ---------------  ----------------  ---------------
NET GAIN(LOSS) ON INVESTMENTS                                          419,475          757,473           255,341          405,710
                                                               ----------------  ---------------  ----------------  ---------------
NET INCREASE(DECREASE)IN NET ASSETS RESULTING FROM OPERATIONS $        300,967 $        703,376 $         265,755 $        366,929
                                                               ================  ===============  ================  ===============


                            1995
                            ----
INVESTMENT INCOME:

 Dividend distributions received                              $            ---- $         7,679 $           5,186 $            142
 Mortality and expense risk charge                                     (67,150)         (32,981)           (5,765)         (14,362)
                                                               ----------------  ---------------  ----------------  ---------------
NET INVESTMENT INCOME(LOSS)                                            (67,150)         (25,302)             (579)         (14,220)
                                                               ----------------  ---------------  ----------------  ---------------

REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS:

 Net realized gain (loss) on investments                                   ----          27,206               ----             ----
 Net change in unrealized appreciation (depreciation)                2,184,006          924,176           146,805          430,138
                                                               ----------------  ---------------  ----------------  ---------------
NET GAIN(LOSS) ON INVESTMENTS                                        2,184,006          951,382           146,805          430,138
                                                               ----------------  ---------------  ----------------  ---------------
NET INCREASE(DECREASE)IN NET ASSETS RESULTING FROM OPERATIONS $      2,116,856 $        926,080 $         146,226 $        415,918
                                                               ================  ===============  ================  ===============

(1) Commenced business 09/13/95                                (4) Commenced business 10/18/95
(2) Commenced business 09/12/95                                (5) Commenced business 04/08/97
(3) Commenced business 09/13/95                                (6) Commenced business 04/03/97


The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

44    LIFE

--------------------------------------------------------------------------------

                                   (CONTINUED)


          ALGER AMERICAN FUND                                        MFS VARIABLE INSURANCE TRUST
   ---------------------------------- ---------------------------------------------------------------------------------------------
                        LEVERAGED        EMERGING               WORLD              UTILITIES         RESEARCH        GROWTH WITH
      BALANCED           ALLCAP        GROWTH SERIES         GOVERNMENTS             SERIES           SERIES        INCOME SERIES
      PORTFOLIO        PORTFOLIO (1)   PORTFOLIO (2)      SERIES PORTFOLIO (3)    PORTFOLIO (4)     PORTFOLIO (5)   PORTFOLIO (6)
   ----------------  ---------------- ----------------  -----------------------  ---------------  ----------------  ---------------
$           12,338 $             ---- $           ---- $                 3,537 $            ---- $            ---- $         6,744
           (10,092)          (17,451)         (44,359)                  (1,978)          (7,542)           (2,824)          (2,761)
   ----------------  ---------------- ----------------  -----------------------  ---------------  ----------------  ---------------
             2,246           (17,451)         (44,359)                   1,559           (7,542)           (2,824)           3,983
   ----------------  ---------------- ----------------  -----------------------  ---------------  ----------------  ---------------


            16,729               ----             ----                   1,603              ----              ----          31,548
           162,920           298,847          937,800                   (6,568)         255,610            18,241            3,513
   ----------------  ---------------- ----------------  -----------------------  ---------------  ----------------  ---------------
           179,649           298,847          937,800                   (4,965)         255,610            18,241           35,061
   ----------------  ---------------- ----------------  -----------------------  ---------------  ----------------  ---------------
$          181,895 $         281,396 $        893,441 $                 (3,406)$        248,068 $          15,417 $         39,044
   ================  ================ ================  =======================  ===============  ================  ===============




$           29,838 $             ---- $           ---- $                   ---- $         9,070 $             ---- $           ----
            (6,215)           (5,432)          (9,549)                    (913)          (1,520)              ----             ----
   ----------------  ---------------- ----------------  -----------------------  ---------------  ----------------  ---------------
            23,623            (5,432)          (9,549)                    (913)           7,550               ----             ----
   ----------------  ---------------- ----------------  -----------------------  ---------------  ----------------  ---------------


           199,719             4,125           21,561                      ----          23,532               ----             ----
          (168,250)           17,914           32,735                    7,363            9,810               ----             ----
   ----------------  ---------------- ----------------  -----------------------  ---------------  ----------------  ---------------
            31,469            22,039           54,296                    7,363           33,342               ----             ----
   ----------------  ---------------- ----------------  -----------------------  ---------------  ----------------  ---------------
$           55,092 $          16,607 $         44,747 $                  6,450 $         40,892 $             ---- $           ----
   ================  ================ ================  =======================  ===============  ================  ===============




$            3,039 $             ---- $            48 $                  1,440 $            518 $             ---- $           ----
            (2,251)              (57)            (118)                     (37)             (10)              ----             ----
   ----------------  ---------------- ----------------  -----------------------  ---------------  ----------------  ---------------
               788               (57)             (70)                   1,403              508               ----             ----
   ----------------  ---------------- ----------------  -----------------------  ---------------  ----------------  ---------------


              ----               ----           2,586                      ----           1,227               ----             ----
            45,544               863           (1,638)                    (885)          (1,246)              ----             ----
   ----------------  ---------------- ----------------  -----------------------  ---------------  ----------------  ---------------
            45,544               863              948                     (885)             (19)              ----             ----
   ----------------  ---------------- ----------------  -----------------------  ---------------  ----------------  ---------------
$           46,332 $             806 $            878 $                    518 $            489 $             ---- $           ----
   ================  ================ ================  =======================  ===============  ================  ===============

--------------------------------------------------------------------------------

                                                                      LIFE    45

--------------------------------------------------------------------------------

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                               SEPARATE ACCOUNT V
                               ------------------
                            STATEMENTS OF OPERATIONS
                            ------------------------
              FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
              ----------------------------------------------------

                                                                             MORGAN STANLEY UNIVERSAL FUNDS
                                                                  -----------------------------------------------------
                                                                                        EMERGING           GLOBAL
                                                                   ASIAN EQUITY      MARKETS EQUITY        EQUITY
                                                                   PORTFOLIO (1)      PORTFOLIO (2)      PORTFOLIO (3)
                                                                  ----------------  ------------------ ----------------
                              1997
                              ----
INVESTMENT INCOME:
 Dividend distributions received                                 $            232 $             4,896 $          5,533
 Mortality and expense risk charge                                           (495)             (3,435)          (2,294)
                                                                  ----------------  ------------------ ----------------
NET INVESTMENT INCOME(LOSS)                                                  (263)              1,461            3,239
                                                                  ----------------  ------------------ ----------------

REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS:
 Net realized gain (loss) on investments                                      ----             21,661           11,816
 Net change in unrealized appreciation (depreciation)                     (51,298)           (144,415)           2,150
                                                                  ----------------  ------------------ ----------------
NET GAIN(LOSS) ON INVESTMENTS                                             (51,298)           (122,754)          13,966
                                                                  ----------------  ------------------ ----------------
NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS   $        (51,561)$          (121,293)$         17,205
                                                                  ================  ================== ================


                              1996
                              ----
INVESTMENT INCOME:
 Dividend distributions received                                 $            ---- $              ---- $           ----
 Mortality and expense risk charge                                            ----                ----             ----
                                                                  ----------------  ------------------ ----------------
NET INVESTMENT INCOME(LOSS)                                                   ----                ----             ----
                                                                  ----------------  ------------------ ----------------

REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS:
 Net realized gain (loss) on investments                                      ----                ----             ----
 Net change in unrealized appreciation (depreciation)                         ----                ----             ----
                                                                  ----------------  ------------------ ----------------
NET GAIN(LOSS) ON INVESTMENTS                                                 ----                ----             ----
                                                                  ----------------  ------------------ ----------------
NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS   $            ---- $              ---- $           ----
                                                                  ================  ================== ================


                              1995
                              ----
INVESTMENT INCOME:
 Dividend distributions received                                 $            ---- $              ---- $           ----
 Mortality and expense risk charge                                            ----                ----             ----
                                                                  ----------------  ------------------ ----------------
NET INVESTMENT INCOME(LOSS)                                                   ----                ----             ----
                                                                  ----------------  ------------------ ----------------

REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS:
 Net realized gain (loss) on investments                                      ----                ----             ----
 Net change in unrealized appreciation (depreciation)                         ----                ----             ----
                                                                  ----------------  ------------------ ----------------
NET GAIN(LOSS) ON INVESTMENTS                                                 ----                ----             ----
                                                                  ----------------  ------------------ ----------------
NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS   $            ---- $              ---- $           ----
                                                                  ================  ================== ================

(1) Commenced business 04/22/97                                   (4) Commenced business 04/07/97
(2) Commenced business 04/08/97                                   (5) Commenced business 04/28/97
(3) Commenced business 04/17/97


The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

46    LIFE

--------------------------------------------------------------------------------

                                   (CONTINUED)



      MORGAN STANLEY UNIVERSAL FUNDS          DREYFUS
----------------------------------------  ----------------
     INTERNATIONAL         US REAL
        MAGNUM              ESTATE          STOCK INDEX
     PORTFOLIO (4)       PORTFOLIO (5)       PORTFOLIO
   ------------------  -----------------  ----------------
 $            15,852 $            9,641 $           9,192
              (1,903)            (1,584)           (5,350)
   ------------------  -----------------  ----------------
              13,949              8,057             3,842
   ------------------  -----------------  ----------------


               1,056             11,556               ----
             (44,768)            19,091            54,025
   ------------------  -----------------  ----------------
             (43,712)            30,647            54,025
   ------------------  -----------------  ----------------
$            (29,763)$           38,704 $          57,867
   ==================  =================  ================




 $               ---- $             ---- $         46,122
                 ----               ----          (21,515)
   ------------------  -----------------  ----------------
                 ----               ----           24,607
   ------------------  -----------------  ----------------


                 ----               ----           38,741
                 ----               ----          366,600
   ------------------  -----------------  ----------------
                 ----               ----          405,341
   ------------------  -----------------  ----------------
$                ---- $             ---- $        429,948
   ==================  =================  ================




 $               ---- $             ---- $         33,994
                 ----               ----          (13,985)
   ------------------  -----------------  ----------------
                 ----               ----           20,009
   ------------------  -----------------  ----------------


                 ----               ----           16,680
                 ----               ----          401,208
   ------------------  -----------------  ----------------
                 ----               ----          417,888
   ------------------  -----------------  ----------------
$                ---- $             ---- $        437,897
   ==================  =================  ================

--------------------------------------------------------------------------------

                                                                         LIFE 47

--------------------------------------------------------------------------------

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                               SEPARATE ACCOUNT V
                               ------------------
                       STATEMENTS OF CHANGES IN NET ASSETS
                       -----------------------------------
              FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
              ----------------------------------------------------


                                                                                            VARIABLE INSURANCE PRODUCTS FUND
                                                                                  --------------------------------------------------
                                                                                         MONEY            EQUITY
                                                                                        MARKET            INCOME           GROWTH
                                                                       TOTAL           PORTFOLIO        PORTFOLIO         PORTFOLIO
                                                                  ----------------  ----------------  ------------------------------
                              1997
                              ----
INCREASE(DECREASE) IN NET ASSETS FROM OPERATIONS:

 Net investment income(loss)                                     $      1,096,152 $         379,064 $         89,348 $     (101,003)
 Net realized gain(loss) on investments                                 6,045,040               ----       1,460,138        792,600
 Net change in unrealized appreciation(depreciation)                   21,418,187               ----       3,371,385      5,089,744
                                                                  ----------------  ----------------  ---------------  -------------
NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         28,559,379           379,064        4,920,871      5,781,341
NET INCREASE(DECREASE) FROM POLICYHOLDER TRANSACTIONS                  33,090,017          (464,346)       2,617,832        382,227
                                                                  ----------------  ----------------  ---------------  -------------
TOTAL INCREASE(DECREASE) IN NET ASSETS                                 61,649,396           (85,282)       7,538,703      6,163,568
NET ASSETS AT JANUARY 1, 1997                                         136,079,733         7,637,768       17,183,804     26,190,103
                                                                  ----------------  ----------------  ---------------  -------------
NET ASSETS AT DECEMBER 31, 1997                                  $    197,729,129 $       7,552,486 $     24,722,507 $   32,353,671
                                                                  ================  ================  ===============  =============


                              1996
                              ----
INCREASE(DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income(loss)                                     $        751,412 $         312,280 $       (121,689)$     (166,986)
 Net realized gain(loss) on investments                                 4,152,296               ----         566,577      1,424,128
 Net change in unrealized appreciation(depreciation)                    7,185,902               ----       1,388,228      1,591,342
                                                                  ----------------  ----------------  ---------------  -------------
NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         12,089,610           312,280        1,833,116      2,848,484
NET INCREASE(DECREASE) FROM POLICYHOLDER TRANSACTIONS                  30,380,460         1,711,961        2,778,194      2,837,486
                                                                  ----------------  ----------------  ---------------  -------------
TOTAL INCREASE(DECREASE) IN NET ASSETS                                 42,470,070         2,024,241        4,611,310      5,685,970
NET ASSETS AT JANUARY 1, 1996                                          93,609,663         5,613,527       12,572,494     20,504,133
                                                                  ----------------  ----------------  ---------------  -------------
NET ASSETS AT DECEMBER 31, 1996                                  $    136,079,733 $       7,637,768 $     17,183,804 $   26,190,103
                                                                  ================  ================  ===============  =============


                              1995
                              ----
INCREASE(DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income(loss)                                     $        570,935 $         272,410 $        134,537 $      (88,728)
 Net realized gain(loss) on investments                                   403,845               ----         334,949            ----
 Net change in unrealized appreciation(depreciation)                   14,755,373               ----       2,148,654      4,664,368
                                                                  ----------------  ----------------  ---------------  -------------
NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         15,730,153           272,410        2,618,140      4,575,640
NET INCREASE(DECREASE) FROM POLICYHOLDER TRANSACTIONS                  19,763,147          (906,545)       3,658,409      3,565,603
                                                                  ----------------  ----------------  ---------------  -------------
TOTAL INCREASE(DECREASE) IN NET ASSETS                                 35,493,300          (634,135)       6,276,549      8,141,243
NET ASSETS AT JANUARY 1, 1995                                          58,116,363         6,247,662        6,295,945     12,362,890
                                                                  ----------------  ----------------  ---------------  -------------
NET ASSETS AT DECEMBER 31, 1995                                  $     93,609,663 $       5,613,527 $     12,572,494 $   20,504,133
                                                                  ================  ================  ===============  =============

(1) Commenced business 09/05/95
(2) Commenced business 10/17/95
(3) Commenced business 09/13/95


The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

48     LIFE

--------------------------------------------------------------------------------

                                   (CONTINUED)



   VARIABLE INSURANCE PRODUCTS FUND                                  VARIABLE INSURANCE PRODUCTS FUND II
----------------------------------------  ------------------------------------------------------------------------------------------
                                                                INVESTMENT                                          ASSET MANAGER
      HIGH INCOME          OVERSEAS        ASSET MANAGER           GRADE           CONTRAFUND        INDEX 500           GROWTH
       PORTFOLIO          PORTFOLIO          PORTFOLIO        BOND PORTFOLIO      PORTFOLIO (1)     PORTFOLIO (2)     PORTFOLIO (3)
   ------------------  -----------------  -----------------  ------------------  ---------------  ----------------  ----------------
$            391,373 $           67,921 $          549,952 $           112,422 $        (21,925)$         (38,531)$         (14,685)
              56,407            727,004          1,963,611                 ----          76,565            66,916             1,179
             585,776            646,688          1,992,988              89,590          991,738         1,946,609           322,064
   ------------------  -----------------  -----------------  ------------------  ---------------  ----------------  ----------------
           1,033,556          1,441,613          4,506,551             202,012        1,046,378         1,974,994           308,558
             104,745          1,242,175            614,816             422,976        3,787,942         6,930,829         1,426,686
   ------------------  -----------------  -----------------  ------------------  ---------------  ----------------  ----------------
           1,138,301          2,683,788          5,121,367             624,988        4,834,320         8,905,823         1,735,244
           6,987,534         10,661,695         22,462,108           2,352,366        2,924,606         1,930,212           556,040
   ------------------  -----------------  -----------------  ------------------  ---------------  ----------------  ----------------
$          8,125,835 $       13,345,483 $       27,583,475 $         2,977,354 $      7,758,926 $      10,836,035 $       2,291,284
   ==================  =================  =================  ==================  ===============  ================  ================




$            294,611 $            8,351 $          509,768 $            88,274 $        (12,082)$          (5,880)$           5,851
              67,887            105,443            578,783                 ----           1,845             1,346            14,028
             303,796            931,213          1,567,972             (39,903)         270,650           153,497            19,517
   ------------------  -----------------  -----------------  ------------------  ---------------  ----------------  ----------------
             666,294          1,045,007          2,656,523              48,371          260,413           148,963            39,396
           1,995,433          2,133,197            518,914             167,556        2,534,900         1,776,610           503,059
   ------------------  -----------------  -----------------  ------------------  ---------------  ----------------  ----------------
           2,661,727          3,178,204          3,175,437             215,927        2,795,313         1,925,573           542,455
           4,325,807          7,483,491         19,286,671           2,136,439          129,293             4,639            13,585
   ------------------  -----------------  -----------------  ------------------  ---------------  ----------------  ----------------
$          6,987,534 $       10,661,695 $       22,462,108 $         2,352,366 $      2,924,606 $       1,930,212 $         556,040
   ==================  =================  =================  ==================  ===============  ================  ================




$            174,989 $          (40,204)$          181,831 $            20,376 $            309 $              (7)$              92
                 ----            19,894                ----                ----             856               ----              447
             542,261            616,308          2,471,611             183,723             (273)              236              (486)
   ------------------  -----------------  -----------------  ------------------  ---------------  ----------------  ----------------
             717,250            595,998          2,653,442             204,099              892               229                53
             638,346          1,932,843            475,170           1,025,181          128,401             4,410            13,532
   ------------------  -----------------  -----------------  ------------------  ---------------  ----------------  ----------------
           1,355,596          2,528,841          3,128,612           1,229,280          129,293             4,639            13,585
           2,970,211          4,954,650         16,158,059             907,159              ----              ----              ----
   ------------------  -----------------  -----------------  ------------------  ---------------  ----------------  ----------------
$          4,325,807 $        7,483,491 $       19,286,671 $         2,136,439 $        129,293 $           4,639 $          13,585
   ==================  =================  =================  ==================  ===============  ================  ================

--------------------------------------------------------------------------------

                                                                     LIFE     49

--------------------------------------------------------------------------------

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                               SEPARATE ACCOUNT V
                               ------------------
                       STATEMENTS OF CHANGES IN NET ASSETS
                       -----------------------------------
              FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
              ----------------------------------------------------


                                                                                          ALGER AMERICAN FUND
                                                                 -------------------------------------------------------------------
                                                                       SMALL                            INCOME AND         MIDCAP
                                                                  CAPITALIZATION        GROWTH            GROWTH           GROWTH
                                                                     PORTFOLIO         PORTFOLIO        PORTFOLIO         PORTFOLIO
                                                                  ----------------  ----------------  ---------------  -------------
                              1997
                              ----
INCREASE(DECREASE) IN NET ASSETS FROM OPERATIONS:

 Net investment income(loss)                                     $       (142,416)$         (66,054)$        (16,071)$      (59,140)
 Net realized gain(loss) on investments                                   550,941            59,552          105,818         88,340
 Net change in unrealized appreciation(depreciation)                    1,210,960         2,142,136          755,171        768,190
                                                                  ----------------  ----------------  ---------------  -------------
NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS          1,619,485         2,135,634          844,918        797,390
NET INCREASE(DECREASE) FROM POLICYHOLDER TRANSACTIONS                   1,904,475         2,704,106        1,369,132      1,117,517
                                                                  ----------------  ----------------  ---------------  -------------
TOTAL INCREASE(DECREASE) IN NET ASSETS                                  3,523,960         4,839,740        2,214,050      1,914,907
NET ASSETS AT JANUARY 1, 1997                                          14,127,663         8,000,345        1,975,789      5,635,529
                                                                  ----------------  ----------------  ---------------  -------------
NET ASSETS AT DECEMBER 31, 1997                                  $     17,651,623 $      12,840,085 $      4,189,839 $    7,550,436
                                                                  ================  ================  ===============  =============


                              1996
                              ----
INCREASE(DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income(loss)                                     $       (118,508)$         (54,097)$         10,414 $      (38,781)
 Net realized gain(loss) on investments                                    51,224           165,191          813,188         74,978
 Net change in unrealized appreciation(depreciation)                      368,251           592,282         (557,847)       330,732
                                                                  ----------------  ----------------  ---------------  -------------
NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            300,967           703,376          265,755        366,929
NET INCREASE(DECREASE) FROM POLICYHOLDER TRANSACTIONS                   3,449,194         2,618,412          791,272      2,585,782
                                                                  ----------------  ----------------  ---------------  -------------
TOTAL INCREASE(DECREASE) IN NET ASSETS                                  3,750,161         3,321,788        1,057,027      2,952,711
NET ASSETS AT JANUARY 1, 1996                                          10,377,502         4,678,557          918,762      2,682,818
                                                                  ----------------  ----------------  ---------------  -------------
NET ASSETS AT DECEMBER 31, 1996                                  $     14,127,663 $       8,000,345 $      1,975,789 $    5,635,529
                                                                  ================  ================  ===============  =============


                              1995
                              ----
INCREASE(DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income(loss)                                     $        (67,150)$         (25,302)$           (579)$      (14,220)
 Net realized gain(loss) on investments                                       ----           27,206             ----           ----
 Net change in unrealized appreciation(depreciation)                    2,184,006           924,176          146,805        430,138
                                                                  ----------------  ----------------  ---------------  -------------
NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS          2,116,856           926,080          146,226        415,918
NET INCREASE(DECREASE) FROM POLICYHOLDER TRANSACTIONS                   3,996,279         1,739,906          465,186      1,721,013
                                                                  ----------------  ----------------  --------------- --------------
TOTAL INCREASE(DECREASE) IN NET ASSETS                                  6,113,135         2,665,986          611,412      2,136,931
NET ASSETS AT JANUARY 1, 1995                                           4,264,367         2,012,571          307,350        545,887
                                                                  ----------------  ----------------  ---------------  -------------
NET ASSETS AT DECEMBER 31, 1995                                  $     10,377,502 $       4,678,557 $        918,762 $    2,682,818
                                                                  ================  ================  ===============  =============

(1) Commenced business 09/13/95                                   (4) Commenced business 10/18/95
(2) Commenced business 09/12/95                                   (5) Commenced business 04/08/97
(3) Commenced business 09/13/95                                   (6) Commenced business 04/03/97


The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

50     LIFE

--------------------------------------------------------------------------------

                                   (CONTINUED)



        ALGER AMERICAN FUND                                           MFS VARIABLE INSURANCE TRUST
------------------------------------- ---------------------------------------------------------------------------------------------
                        LEVERAGED        EMERGING               WORLD              UTILITIES         RESEARCH        GROWTH WITH
      BALANCED           ALLCAP        GROWTH SERIES         GOVERNMENTS             SERIES           SERIES        INCOME SERIES
      PORTFOLIO       PORTFOLIO (1)    PORTFOLIO (2)      SERIES PORTFOLIO (3)    PORTFOLIO (4)     PORTFOLIO(5)    PORTFOLIO (6)
   ----------------  ---------------- ----------------  -----------------------  ---------------  ----------------  ---------------


$            2,246 $         (17,451)$        (44,359)$                  1,559 $         (7,542)$          (2,824)$          3,983
            16,729               ----             ----                   1,603              ----              ----          31,548
           162,920           298,847          937,800                   (6,568)         255,610            18,241            3,513
   ----------------  ---------------- ----------------  -----------------------  ---------------  ----------------  ---------------
           181,895           281,396          893,441                   (3,406)         248,068            15,417           39,044
           253,322           962,301        3,250,610                   41,843        1,057,600           954,914        1,593,728
   ----------------  ---------------- ----------------  -----------------------  ---------------  ----------------  ---------------
           435,217         1,243,697        4,144,051                   38,437        1,305,668           970,331        1,632,772
           912,916         1,188,550        2,564,599                  183,422          391,662               ----             ----
   ----------------  ---------------- ----------------  -----------------------  ---------------  ----------------  ---------------
$        1,348,133 $       2,432,247 $      6,708,650 $                221,859 $      1,697,330 $         970,331 $      1,632,772
   ================  ================ ================  =======================  ===============  ================  ===============




$           23,623 $          (5,432)$         (9,549)$                   (913)$          7,550 $             ---- $           ----
           199,719             4,125           21,561                      ----          23,532               ----             ----
          (168,250)           17,914           32,735                    7,363            9,810               ----             ----
   ----------------  ---------------- ----------------  -----------------------  ---------------  ----------------  ---------------
            55,092            16,607           44,747                    6,450           40,892               ----             ----
           421,333         1,071,187        2,401,694                  161,157          332,223               ----             ----
   ----------------  ---------------- ----------------  -----------------------  ---------------  ----------------  ---------------
           476,425         1,087,794        2,446,441                  167,607          373,115               ----             ----
           436,491           100,756          118,158                   15,815           18,547               ----             ----
   ----------------  ---------------- ----------------  -----------------------  ---------------  ----------------  ---------------
$          912,916 $       1,188,550 $      2,564,599 $                183,422 $        391,662 $             ---- $           ----
   ================  ================ ================  =======================  ===============  ================  ===============




$              788 $             (57)$            (70)$                  1,403 $            508 $             ---- $           ----
              ----               ----           2,586                      ----           1,227               ----             ----
            45,544               863           (1,638)                    (885)          (1,246)              ----             ----
   ----------------  ---------------- ----------------  -----------------------  ---------------  ----------------  ---------------
            46,332               806              878                      518              489               ----             ----
           263,981            99,950          117,280                   15,297           18,058               ----             ----
   ----------------  ---------------- ----------------  -----------------------  ---------------  ----------------  ---------------
           310,313           100,756          118,158                   15,815           18,547               ----             ----
           126,178               ----             ----                     ----             ----              ----             ----
   ----------------  ---------------- ----------------  -----------------------  ---------------  ----------------  ---------------
$          436,491 $         100,756 $        118,158 $                 15,815 $         18,547 $             ---- $           ----
   ================  ================ ================  =======================  ===============  ================  ===============

--------------------------------------------------------------------------------

                                                                     LIFE     51

--------------------------------------------------------------------------------

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                               SEPARATE ACCOUNT V
                               ------------------
                       STATEMENTS OF CHANGES IN NET ASSETS
                       -----------------------------------
              FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
              ----------------------------------------------------


                                                                          MORGAN STANLEY UNIVERSAL FUNDS
                                                               ------------------------------------------------------
                                                                                      EMERGING            GLOBAL
                                                                  ASIAN EQUITY     MARKETS EQUITY         EQUITY
                                                                  PORTFOLIO (1)     PORTFOLIO (2)      PORTFOLIO (3)
                                                                 ---------------- ------------------  ---------------
                             1997
                             ----
INCREASE(DECREASE) IN NET ASSETS FROM OPERATIONS:

 Net investment income(loss)                                   $            (263)$            1,461 $          3,239
 Net realized gain(loss) on investments                                      ----            21,661           11,816
 Net change in unrealized appreciation(depreciation)                     (51,298)          (144,415)           2,150
                                                                 ---------------- -----------------------------------
NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS           (51,561)          (121,293)          17,205
NET INCREASE(DECREASE) FROM POLICYHOLDER TRANSACTIONS                    238,952            858,672          834,031
                                                                 ---------------- ------------------  ---------------
TOTAL INCREASE(DECREASE) IN NET ASSETS                                   187,391            737,379          851,236
NET ASSETS AT JANUARY 1, 1997                                                ----               ----             ----
                                                                 ---------------- ------------------  ---------------
NET ASSETS AT DECEMBER 31, 1997                                $         187,391 $          737,379 $        851,236
                                                                 ================ ==================  ===============


                             1996
                             ----
INCREASE(DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income(loss)                                   $             ---- $             ---- $           ----
 Net realized gain(loss) on investments                                      ----               ----             ----
 Net change in unrealized appreciation(depreciation)                         ----               ----             ----
                                                                 ---------------- ------------------  ---------------
NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               ----               ----             ----
NET INCREASE(DECREASE) FROM POLICYHOLDER TRANSACTIONS                        ----               ----             ----
                                                                 ---------------- ------------------  ---------------
TOTAL INCREASE(DECREASE) IN NET ASSETS                                       ----               ----             ----
NET ASSETS AT JANUARY 1, 1996                                                ----               ----             ----
                                                                 ---------------- ------------------  ---------------
NET ASSETS AT DECEMBER 31, 1996                                $             ---- $             ---- $           ----
                                                                 ================ ==================  ===============


                             1995
                             ----
INCREASE(DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income(loss)                                   $             ---- $             ---- $           ----
 Net realized gain(loss) on investments                                      ----               ----             ----
 Net change in unrealized appreciation(depreciation)                         ----               ----             ----
                                                                 ---------------- ------------------  ---------------
NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               ----               ----             ----
NET INCREASE(DECREASE) FROM POLICYHOLDER TRANSACTIONS                        ----               ----             ----
                                                                 ---------------- ------------------  ---------------
TOTAL INCREASE(DECREASE) IN NET ASSETS                                       ----               ----             ----
NET ASSETS AT JANUARY 1, 1995                                                ----               ----             ----
                                                                 ---------------- ------------------  ---------------
NET ASSETS AT DECEMBER 31, 1995                                $             ---- $             ---- $           ----
                                                                 ================ ==================  ===============

(1) Commenced business 04/22/97                                  (4) Commenced business 04/07/97
(2) Commenced business 04/08/97                                  (5) Commenced business 04/28/97
(3) Commenced business 04/17/97


The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

52     LIFE

--------------------------------------------------------------------------------

                                   (CONTINUED)



    MORGAN STANLEY UNIVERSAL FUNDS            DREYFUS
----------------------------------------  -----------------
     INTERNATIONAL         US REAL
        MAGNUM              ESTATE          STOCK INDEX
      PORTFOLIO (4)      PORTFOLIO (5)       PORTFOLIO
   ------------------  -----------------  -----------------


 $            13,949 $            8,057 $            3,842
               1,056             11,556               ----
             (44,768)            19,091             54,025
   ------------------  -----------------  -----------------
             (29,763)            38,704             57,867
             560,391            593,430         (2,270,889)
   ------------------  -----------------  -----------------
             530,628            632,134         (2,213,022)
                 ----               ----         2,213,022
   ------------------  -----------------  -----------------
 $           530,628 $          632,134 $              ----
   ==================  =================  =================




 $               ---- $             ---- $          24,607
                 ----               ----            38,741
                 ----               ----           366,600
   ------------------  -----------------  -----------------
                 ----               ----           429,948
                 ----               ----          (409,104)
   ------------------  -----------------  -----------------
                 ----               ----            20,844
                 ----               ----         2,192,178
   ==================  =================  =================
 $               ---- $             ---- $       2,213,022
   ==================  =================  =================




 $              ---- $             ---- $           20,009
                ----               ----             16,680
                ----               ----            401,208
   ------------------  -----------------  -----------------
                ----               ----            437,897
                ----               ----            790,847
   ------------------  -----------------  -----------------
                ----               ----          1,228,744
                ----               ----            963,434
   ==================  =================  =================
 $              ---- $             ---- $        2,192,178
   ==================  =================  =================

--------------------------------------------------------------------------------

                                                                     LIFE     53

--------------------------------------------------------------------------------









                      This page left blank intentionally.






--------------------------------------------------------------------------------

54     LIFE

--------------------------------------------------------------------------------

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                               SEPARATE ACCOUNT V
                               ------------------
                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------




1.     ORGANIZATION AND ACCOUNTING POLICIES
-------------------------------------------

     Ameritas Variable Life Insurance Company Separate Account V (the Account) was established on August 28, 1985, under Nebraska law by Ameritas Variable Life Insurance Company (AVLIC), a wholly-owned subsidiary of AMAL Corporation, a holding company 66% owned by Ameritas Life Insurance Corp
     (ALIC) and 34% owned by AmerUs Life Insurance Company (AmerUs). The assets of the Account are segregated from AVLIC's other assets and are used only to support variable life products issued by AVLIC.

     The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. At December 31, 1997, there are twenty-six subaccounts within the Account. Five of the subaccounts invest only in a corresponding Portfolio of Variable Insurance Products Fund and five invest only in a corresponding Portfolio of Variable Insurance Products Fund II. Both funds are diversified open-end management investment companies and are managed by Fidelity Management and Research Company. Six of the subaccounts invest only in a corresponding Portfolio of Alger American Fund which is a diversified open-end management investment company managed by Fred Alger Management, Inc. Five of the subaccounts invest only in a corresponding Portfolio of MFS Variable Insurance Trust which is a diversified open-end management investment company managed by Massachusetts Financial Services Company. Five of the subaccounts invest only in a corresponding Portfolio of Morgan Stanley Universal Funds, Inc. which is a diversified open-end management investment company managed by Morgan Stanley Asset Management, Inc. All five funds are registered under the Investment Company Act of 1940, as amended. Each Portfolio is registered under the Investment Company Act of 1940, as amended. Each Portfolio pays the manager a monthly fee for managing its investments and business affairs. The assets of the Account are carried at the net asset value of the underlying Portfolios of the Funds.

     Pursuant to an order of the SEC allowing for the substitution, all policyowner funds invested in a Portfolio of Dreyfus Stock Index Fund were transferred to the Index 500 subaccount of the Fidelity Variable Insurance Products Fund II as of March 31, 1997.

     USE OF ESTIMATES
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     VALUATION OF INVESTMENTS
     The assets of the Account are carried at the net asset value of the underlying Portfolios of the Funds. The value of the policyowners' units corresponds to the Account's investment in the underlying subaccounts. The availability of investment portfolio and subaccount options may vary between products. Share transactions and security transactions are accounted for on a trade date basis.

     FEDERAL AND STATE TAXES
     The operations of the Account are included in the federal income tax return of AVLIC, which is taxed as a life insurance company under the Internal Revenue Code. AVLIC has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, AVLIC does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

2.    POLICYOWNER CHARGES
-------------------------

     AVLIC charges the Account for mortality and expense risks assumed. A daily charge is made on the average daily value of the net assets representing equity of policyowners held in each subaccount per each product's current policy provisions. Additional charges are made at intervals and in amounts per each product's current policy provisions. These charges are prorated against the balance in each investment option of the policyowner, including the Fixed Account option which is not reflected in this separate account.

--------------------------------------------------------------------------------

                                                                     LIFE     55

--------------------------------------------------------------------------------

                   AMERITAS VARIABLE LIFE INSURANCE COMPANY
                   ----------------------------------------
                               SEPARATE ACCOUNT V
                               ------------------
                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------



3.   SHARES OWNED
-----------------
     The Account invests in shares of mutual funds.  Share activity and total shares were as follows:

                                                                    VARIABLE INSURANCE PRODUCTS FUND
                                          --------------------------------------------------------------------------------------
                                               MONEY           EQUITY
                                              MARKET           INCOME            GROWTH         HIGH INCOME        OVERSEAS
                                             PORTFOLIO        PORTFOLIO         PORTFOLIO        PORTFOLIO         PORTFOLIO
                                          ---------------- ----------------  ----------------  ---------------  ----------------
     Shares owned at January 1, 1997        7,637,767.850      817,109.096       841,043.772      558,109.727       565,907.403
     Shares acquired                       57,423,437.350      511,389.228       339,254.481    1,118,068.428     1,175,596.501
     Shares disposed of                   (57,508,719.290)    (310,273.176)     (308,231.641)  (1,077,810.315)   (1,046,426.669)
                                          ---------------- ----------------  ----------------  ---------------  ----------------
     Shares owned at December 31, 1997      7,552,485.910    1,018,225.148       872,066.612      598,367.840       695,077.235
                                          ================ ================  ================  ===============  ================



     Shares owned at January 1, 1996        5,613,527.070      652,438.732       702,196.341      358,988.159       438,914.420
     Shares acquired                       47,496,829.850      398,549.753       641,337.814    1,195,240.651       726,524.452
     Shares disposed of                   (45,472,589.070)    (233,879.389)     (502,490.383)    (996,119.083)     (599,531.469)
                                          ---------------- ----------------  ----------------  ---------------  ----------------
     Shares owned at December 31, 1996      7,637,767.850      817,109.096       841,043.772      558,109.727       565,907.403
                                          ================ ================  ================  ===============  ================



     Shares owned at January 1, 1995        6,247,661.970      410,159.302       569,981.087      276,041.963       316,186.952
     Shares acquired                       26,559,606.700      404,272.920       482,583.089      659,794.740       535,442.497
     Shares disposed of                   (27,193,741.600)    (161,993.490)     (350,367.835)    (576,848.544)     (412,715.029)
                                          ---------------- ----------------  ----------------  ---------------  ----------------
     Shares owned at December 31, 1995      5,613,527.070      652,438.732       702,196.341      358,988.159       438,914.420
                                          ================ ================  ================  ===============  ================


     (1) Commenced business 09/05/95
     (2) Commenced business 10/17/95
     (3) Commenced business 09/13/95

--------------------------------------------------------------------------------

56     LIFE

--------------------------------------------------------------------------------

                                   (CONTINUED)







                          VARIABLE INSURANCE PRODUCTS FUND II                                   ALGER AMERICAN FUND
---------------------------------------------------------------------------------------- ----------------------------------
     ASSET           INVESTMENT                                         ASSET MANAGER          SMALL
    MANAGER             GRADE          CONTRAFUND        INDEX 500          GROWTH       CAPITALIZATION        GROWTH
   PORTFOLIO          PORTFOLIO      PORTFOLIO (1)     PORTFOLIO (2)     PORTFOLIO (3)      PORTFOLIO         PORTFOLIO
-----------------  ----------------  ---------------  ----------------  ---------------- ----------------  ----------------

   1,326,763.623       192,186.776      176,606.628        21,656.138        42,445.800      345,335.196       233,042.387
     598,138.814       120,594.995      358,431.197       129,171.432       137,282.584      311,521.638       204,589.158
    (393,338.019)      (75,731.328)    (145,924.159)      (56,098.706)      (39,674.366)    (253,391.170)     (137,348.915)
-----------------  ----------------  ---------------  ----------------  ---------------- ----------------  ----------------
   1,531,564.418       237,050.443      389,113.666        94,728.864       140,054.018      403,465.664       300,282.630
=================  ================  ===============  ================  ================ ================  ================



   1,221,448.421       171,179.054        9,382.665            61.274         1,153.239      263,321.551       150,146.226
     469,994.138       113,295.550      299,411.174        26,095.586        53,791.445      280,059.510       162,856.038
    (364,678.936)      (92,297.828)    (132,187.211)       (4,500.722)      (12,498.884)    (198,045.865)      (79,959.877)
-----------------  ----------------  ---------------  ----------------  ---------------- ----------------  ----------------
   1,326,763.623       192,176.776      176,606.628        21,656.138        42,445.800      345,335.196       233,042.387
=================  ================  ===============  ================  ================ ================  ================



   1,171,722.945        82,319.293              ----              ----              ----     156,146.723        87,011.270
     546,123.126       128,355.920       10,842.924           292.067         1,233.249      194,345.591       128,233.290
    (496,397.650)      (39,486.159)      (1,460.259)         (230.793)          (80.010)     (87,170.763)      (65,098.334)
-----------------  ----------------  ---------------  ----------------  ---------------- ----------------  ----------------
   1,221,448.421       171,189.054        9,382.665            61.274         1,153.239      263,321.551       150,146.226
=================  ================  ===============  ================  ================ ================  ================

--------------------------------------------------------------------------------

                                                                     LIFE     57

--------------------------------------------------------------------------------

                   AMERITAS VARIABLE LIFE INSURANCE COMPANY
                   ----------------------------------------
                               SEPARATE ACCOUNT V
                               ------------------
                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------



3.       SHARES OWNED, CONTINUED
--------------------------------
       The Account invests in shares of mutual funds.  Share activity and total shares were as follows:

                                                                    ALGER AMERICAN FUND
                                            --------------------------------------------------------------------
                                              INCOME AND         MIDCAP                            LEVERAGED
                                                GROWTH           GROWTH           BALANCED          ALLCAP
                                              PORTFOLIO         PORTFOLIO         PORTFOLIO      PORTFOLIO (1)
                                            ---------------  ----------------  ---------------- ----------------

       Shares owned at January 1, 1997         234,654.249       263,959.188        98,800.487       61,392.043
       Shares acquired                         389,297.914       245,052.311        64,650.229      108,499.936
       Shares disposed of                     (242,711.122)     (196,751.929)      (38,159.585)     (64,918.003)
                                            ---------------  ----------------  ---------------- ----------------
       Shares owned at December 31, 1997       381,241.041       312,259.570       125,291.131      104,973.976
                                            ===============  ================  ================ ================



       Shares owned at January 1, 1996          51,644.863       138,005.038        32,000.820        5,780.602
       Shares acquired                         238,851.986       257,678.903        91,879.454       94,532.096
       Shares disposed of                      (55,842.600)     (131,724.753)      (25,079.787)     (38,920.655)
                                            ---------------  ----------------  ---------------- ----------------
       Shares owned at December 31, 1996       234,654.249       263,959.188        98,800.487       61,392.043
                                            ===============  ================  ================ ================



       Shares owned at January 1, 1995          23,109.060        40,556.228        11,683.157              ----
       Shares acquired                          39,660.929       132,196.564        36,086.453        6,369.357
       Shares disposed of                      (11,125.126)      (34,747.754)      (15,768.790)        (588.755)
                                            ---------------  ----------------  ---------------- ----------------
       Shares owned at December 31, 1995        51,644.863       138,005.038        32,000.820        5,780.602
                                            ===============  ================  ================ ================


       (1) Commenced business 09/13/95                       (5) Commenced business 04/08/97
       (2) Commenced business 09/12/95                       (6) Commenced business 04/03/97
       (3) Commenced business 09/13/95                       (7) Commenced business 04/22/97
       (4) Commenced business 10/18/95                       (8) Commenced business 04/08/97

--------------------------------------------------------------------------------

58     LIFE

--------------------------------------------------------------------------------

                                   (CONTINUED)







                                MFS VARIABLE INSURANCE TRUST                                    MORGAN STANLEY UNIVERSAL FUNDS
-----------------------------------------------------------------------------------------------------------------------------------
    EMERGING              WORLD              UTILITIES        RESEARCH         GROWTH WITH         ASIAN             EMERGING
 GROWTH SERIES         GOVERNMENTS            SERIES           SERIES         INCOME SERIES        EQUITY         MARKETS EQUITY
  PORTFOLIO (2)     SERIES PORTFOLIO (3)    PORTFOLIO (4)    PORTFOLIO (5)     PORTFOLIO (6)    PORTFOLIO (7)      PORTFOLIO (8)
-----------------  ---------------------  ---------------- ----------------  ----------------  ---------------  -------------------

     193,700.823             17,336.705        28,672.191              ----              ----             ----                 ----
     457,734.629             37,542.368       107,581.620       72,826.540       110,180.302       51,430.390          140,386.479
    (235,781.804)           (33,149.455)      (41,905.308)     (11,374.279)      (10,863.240)     (18,205.053)         (62,191.484)
-----------------  ---------------------  ---------------- ----------------  ----------------  ---------------  -------------------
     415,653.648             21,729.618        94,348.503       61,452.261        99,317.062       33,225.337           78,194.995
=================  =====================  ================ ================  ================  ===============  ===================



      10,355.688              1,555.043         1,475.513              ----              ----             ----                 ----
     232,976.138             34,612.233        35,187.917              ----              ----             ----                 ----
     (49,631.003)           (18,830.571)       (7,991.239)             ----              ----             ----                 ----
-----------------  ---------------------  ---------------- ----------------  ----------------  ---------------  -------------------
     193,700.823             17,336.705        28,672.191              ----              ----             ----                 ----
=================  =====================  ================ ================  ================  ===============  ===================



             ----                   ----              ----             ----              ----             ----                 ----
      18,376.079              1,625.023         2,867.141              ----              ----             ----                 ----
      (8,020.391)               (69.980)       (1,391.628)             ----              ----             ----                 ----
-----------------  ---------------------  ---------------- ----------------  ----------------  ---------------  -------------------
      10,355.688              1,555.043         1,475.513              ----              ----             ----                 ----
=================  =====================  ================ ================  ================  ===============  ===================

--------------------------------------------------------------------------------

                                                                     LIFE     59

--------------------------------------------------------------------------------

                 AMERITAS VARIABLE LIFE INSURANCE COMPANY
                 ----------------------------------------
                               SEPARATE ACCOUNT V
                               ------------------
                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------



3.       SHARES OWNED, CONTINUED
--------------------------------
       The Account invests in shares of mutual funds.  Share activity and total shares were as follows:

                                                               MORGAN STANLEY UNIVERSAL FUNDS             DREYFUS
                                            --------------------------------------------------------  -----------------
                                                 GLOBAL          INTERNATIONAL         US REAL
                                                 EQUITY             MAGNUM             ESTATE           STOCK INDEX
                                              PORTFOLIO (1)       PORTFOLIO (2)      PORTFOLIO (3)     FUND PORTFOLIO
                                            -----------------  ------------------ ------------------  -----------------
       Shares owned at January 1, 1997                   ----                ----               ----       109,123.387
       Shares acquired                            93,896.403          77,530.448         97,640.967          2,530.208
       Shares disposed of                        (21,389.114)        (26,410.195)       (42,239.218)      (111,653.595)
                                            -----------------  ------------------ ------------------  -----------------
       Shares owned at December 31, 1997          72,507.289          51,120.253         55,401.749              0.000
                                            =================  ================== ==================  =================



       Shares owned at January 1, 1996                   ----                ----               ----       127,452.178
       Shares acquired                                   ----                ----               ----        33,926.076
       Shares disposed of                                ----                ----               ----       (52,254.867)
                                            -----------------  ------------------ ------------------  -----------------
       Shares owned at December 31, 1996                 ----                ----               ----       109,123.387
                                            =================  ================== ==================  =================



       Shares owned at January 1, 1995                   ----                ----               ----        74,453.907
       Shares acquired                                   ----                ----               ----        77,163.184
       Shares disposed of                                ----                ----               ----       (24,164.913)
                                            -----------------  ------------------ ------------------  -----------------
       Shares owned at December 31, 1995                 ----                ----               ----       127,452.178
                                            =================  ================== ==================  =================


       (1) Commenced business 04/17/97
       (2) Commenced business 04/07/97
       (3) Commenced business 04/28/97

--------------------------------------------------------------------------------

60     LIFE

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT



Board of Directors
Ameritas Variable Life Insurance Company
Lincoln, Nebraska

     We have audited the accompanying balance sheets of Ameritas Variable Life Insurance Company as of December 31, 1997 and 1996, and the related statements of operations, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements present fairly, in all material respects, the financial position of Ameritas Variable Life Insurance Company as of December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP


Lincoln, Nebraska
February 2, 1998

--------------------------------------------------------------------------------

                                                                     LIFE     61

--------------------------------------------------------------------------------


                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                                 BALANCE SHEETS
                                 --------------
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                      -------------------------------------

                                                                                             DECEMBER 31,
                                                                               ---------------------------------------------
                                                                                       1997                       1996
                                                                               ---------------------      ------------------
  ASSETS
  ------

  Investments:
   Fixed maturity securities, available for sale (amortized cost
        $113,158 - 1997 and $62,048 - 1996)                                     $              115,955    $             62,621
   Equity securities, available for sale (amortized cost
        $4,061 - 1997)                                                                           4,135                       -
   Loans on insurance policies                                                                   7,482                   4,309
   Other invested assets                                                                         2,206                       -
                                                                                ----------------------    --------------------
      Total investments                                                                        129,778                  66,930

  Cash and cash equivalents                                                                     13,711                  10,684
  Accrued investment income                                                                      1,801                   1,096
  Reinsurance recoverable-affiliates                                                               514                       9
  Prepaid reinsurance premium-affiliates                                                         2,298                   2,156
  Deferred policy acquisition costs                                                             98,746                  79,272
  Other                                                                                            199                     483
  Separate Accounts                                                                          1,265,348                 947,580
                                                                                ----------------------     -------------------
                                                                                $            1,512,395     $         1,108,210
                                                                                ======================     ===================

 LIABILITIES AND STOCKHOLDER'S EQUITY
 ------------------------------------
  LIABILITIES:
  Policy and contract reserves                                                  $                  941    $               749
  Policy and contract claims                                                                       925                    106
  Accumulated contract values                                                                  154,281                 77,560
  Unearned policy charges                                                                        1,498                  1,243
  Unearned reinsurance ceded allowance                                                           3,268                  3,139
  Federal income taxes--
      Current                                                                                    1,466                    875
      Deferred                                                                                   9,326                  9,921
  Other                                                                                         10,200                  8,028
  Separate Accounts                                                                          1,265,348                947,580
                                                                                ----------------------    -------------------
      Total Liabilities                                                                      1,447,253              1,049,201
                                                                                ----------------------    -------------------

 STOCKHOLDER'S EQUITY:
  Common stock, par value $100 per share;
   authorized 50,000 shares, issued and
   outstanding 40,000 shares                                                                     4,000                 4,000
  Additional paid-in capital                                                                    40,370                40,370
  Retained earnings                                                                             20,180                14,510
  Net unrealized investment gain                                                                   592                   129
                                                                                ----------------------     -----------------
      Total Stockholder's Equity                                                                65,142                59,009
                                                                                ----------------------     -----------------

                                                                                $            1,512,395     $       1,108,210
                                                                                ======================     =================



 The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

62     LIFE

--------------------------------------------------------------------------------

                   AMERITAS VARIABLE LIFE INSURANCE COMPANY
                   ----------------------------------------
                            STATEMENTS OF OPERATIONS
                            ------------------------
                                 (IN THOUSANDS)
                                 --------------


                                                                                      YEARS ENDED DECEMBER 31,
                                                                ---------------------------------------------------------------
                                                                        1997                     1996                1995
                                                                ---------------------    -------------------    ---------------
       INCOME:

       Insurance revenues:
        Contract charges                                         $            33,717   $              26,345   $        18,350
        Premium-reinsurance ceded                                             (6,840)                 (5,895)           (4,289)
        Reinsurance ceded allowance                                            2,752                   2,235             1,859

       Investment revenues:

          Investment income, net                                               8,277                   3,603             3,492
          Realized gains, net                                                    368                      19                28

        Other                                                                    980                     567               261
                                                                  -------------------    --------------------   ---------------
                                                                              39,254                  26,874            19,701
       BENEFITS AND EXPENSES:                                     -------------------    --------------------   ---------------
        Policy benefits:

          Death benefits                                                       1,356                     716               268
          Interest credited                                                    7,258                   2,736             1,995
          Increase in policy and contract reserves                               192                     140               183
          Other                                                                   92                      52                32
        Sales and operating expenses                                          11,641                  10,041             6,815
        Amortization of deferred policy acquisition costs                      9,584                   5,531             3,057
                                                                 -------------------    --------------------    ---------------
                                                                              30,123                  19,216            12,350
                                                                 -------------------    --------------------    ---------------
       INCOME BEFORE FEDERAL INCOME TAXES                                      9,131                   7,658             7,351
                                                                 -------------------    --------------------    ---------------
       Income taxes - current                                                  4,305                   3,819             1,685
       Income taxes - deferred                                                  (844)                   (811)              902
                                                                 -------------------    --------------------    ---------------
          Total income taxes                                                   3,461                   3,008             2,587
                                                                 -------------------    --------------------    ---------------
       NET INCOME                                                $             5,670    $              4,650    $        4,764
                                                                 ===================    ====================    ===============




The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                     LIFE     63

--------------------------------------------------------------------------------

                  AMERITAS VARIABLE LIFE INSURANCE COMPANY
                  ----------------------------------------
                  STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
                  ---------------------------------------------
               FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
               ---------------------------------------------------
                          (IN THOUSANDS, EXCEPT SHARES)
                          -----------------------------




                                                                                                             NET
                                                    COMMON STOCK          ADDITIONAL                      UNREALIZED
                                                 --------------------     PAID - IN       RETAINED        INVESTMENT
                                                 SHARES      AMOUNT        CAPITAL        EARNINGS        GAIN (LOSS)     TOTAL
                                                 -------    ---------    ------------    ------------    -------------  -----------

       BALANCE, January 1, 1995                    40,000     $   4,000    $     29,700    $    5,096    $       (173)  $    38,623

        Net unrealized investment gain, net             -             -               -             -             609           609

        Net income                                      -             -               -         4,764               -         4,764

                                                  -------    ----------   -------------  ------------    ------------   -----------
        BALANCE, December 31, 1995                 40,000         4,000          29,700         9,860             436        43,996

        Return of capital                               -             -         (15,000)            -               -       (15,000)

        Capital contribution from
          AMAL Corporation                              -             -          25,670             -               -        25,670

        Net unrealized investment loss, net             -             -               -             -            (307)         (307)

        Net income                                      -             -               -         4,650               -         4,650

                                                 --------  ------------  --------------  ------------   -------------   -----------
        BALANCE, December 31, 1996                 40,000         4,000          40,370        14,510             129        59,009

        Net unrealized investment gain, net             -             -               -             -             463           463

        Net income                                      -             -               -         5,670               -         5,670

                                                 --------  ------------  --------------   -----------   -------------   -----------
        BALANCE, December 31, 1997                 40,000   $     4,000  $       40,370   $    20,180   $         592   $    65,142
                                                 ========  ============  ==============   ===========   =============   ===========





The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

64     LIFE

--------------------------------------------------------------------------------

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                            STATEMENTS OF CASH FLOWS
                            ------------------------
                                 (IN THOUSANDS)
                                 --------------
                                                                                                   YEARS ENDED DECEMBER 31,
                                                                                     ----------------------------------------------
                                                                                        1997                  1996            1995
                                                                                     -------------        -----------       -------
        OPERATING ACTIVITIES
        --------------------
        Net Income                                                                   $     5,670 $            4,650 $        4,764
        Adjustments to reconcile net income to net cash
         provided by operating activities:
            Amortization of deferred policy acquisition costs                              9,584              5,531          3,057
            Policy acquisition costs deferred                                            (30,642)           (26,596)       (16,020)
            Interest credited to contract values                                           7,258              2,736          1,995
            Amortization of discounts or premiums                                            (40)               (83)           (70)
            Change in fair value of other invested assets                                   (631)                 -              -
            Net realized gains on investment transactions                                   (368)               (19)           (28)
            Deferred income taxes                                                           (844)              (811)           902
            Change in assets and liabilities:
             Accrued investment income                                                      (705)              (306)           (15)
             Reinsurance recoverable-affiliates                                             (505)                48            412
             Prepaid reinsurance premium-affiliates                                         (142)              (650)          (487)
             Other assets                                                                    284               (377)           (18)
             Policy and contract reserves                                                    192                140            183
             Policy and contract claims                                                      819                106            (57)
             Unearned policy charges                                                         255                279            234
             Federal income tax payable-current                                              591               (310)           698
             Unearned reinsurance ceded allowance                                            129                860            610
             Other liabilities                                                             2,172              3,762          1,996
                                                                                     ------------  -----------------  ------------
        Net cash used in operating activities                                             (6,923)           (11,040)        (1,844)
                                                                                     ------------  -----------------   -----------
        INVESTING ACTIVITIES
        --------------------
        Purchase of fixed maturity securities available for sale                         (92,291)           (31,514)        (7,760)
        Purchase of equity securities available for sale                                  (4,311)                 -              -
        Purchase of other invested assets                                                 (1,611)                 -              -
        Proceeds from maturities or repayment of fixed maturity securities
            available for sale                                                            25,168              5,307          3,738
        Proceeds from sales of fixed maturity securities available for sale               16,419              3,014              -
        Proceeds from the sale of equity securities available for sale                       252                  -              -
        Proceeds from the sale of other invested assets                                       35                  -              -
        Net change in loans on insurance policies                                         (3,173)            (1,670)        (1,042)
                                                                                      -----------   ----------------   -----------
         Net cash used in investing activities                                           (59,512)           (24,863)        (5,064)
                                                                                      -----------   ----------------   -----------





The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

                                                                     LIFE     65

--------------------------------------------------------------------------------

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                            STATEMENTS OF CASH FLOWS
                            ------------------------
                                 (IN THOUSANDS)
                                 --------------

                                                                                  YEARS ENDED DECEMBER 31,
                                                                     ----------------------------------------------------
                                                                          1997                 1996               1995
                                                                     ----------------    ----------------  --------------
   FINANCING ACTIVITIES
   --------------------

   Return of capital                                                                -           (15,000)               -
   Capital contribution                                                             -            25,670                -
   Net change in accumulated contract values                                   69,462            30,257            4,448
                                                                        -------------     -------------    -------------
    Net cash from financing activities                                         69,462            40,927            4,448
                                                                        -------------     -------------    -------------
   INCREASE(DECREASE) IN CASH AND CASH EQUIVALENTS                              3,027             5,024          (2,460)

   CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                            10,684             5,660            8,120
                                                                        -------------    --------------   --------------
   CASH AND CASH EQUIVALENTS AT END OF PERIOD                           $      13,711    $       10,684   $        5,660
                                                                        =============    ==============   ==============
   SUPPLEMENTAL CASH FLOW INFORMATION:
   -----------------------------------

   Cash paid for income taxes                                           $       3,714    $        4,129   $         987









   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------

66     LIFE

--------------------------------------------------------------------------------

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
               FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
               ----------------------------------------------------
                                 (IN THOUSANDS)

    1.  BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    ------------------------------------------------------------------------

    Ameritas Variable Life Insurance Company (the Company), a stock life insurance company domiciled in the State of Nebraska, was a wholly-owned subsidiary of Ameritas Life Insurance Corp. (ALIC), until April of 1996 when it became a wholly-owned subsidiary of AMAL Corporation, a holding company 66% owned by ALIC and 34% owned by AmerUs Life Insurance Company (AmerUs). The company began issuing variable life insurance and variable annuity policies in 1987, fixed premium annuities in 1996 and equity indexed annuities in 1997. The variable life, variable annuity, fixed premium annuity and equity indexed annuity policies are not participating with respect to dividends.

    USE OF ESTIMATES
    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    The principal accounting and reporting practices followed are:

    INVESTMENTS
    The Company classifies its securities into categories based upon the Company's intent relative to the eventual disposition of the securities. The first category, held to maturity securities, is comprised of fixed maturity securities which the Company has the positive intent and ability to hold to maturity. These securities are carried at amortized cost. The second category, available for sale securities, may be sold to address the liquidity and other needs of the Company. Securities classified as available for sale are carried at fair value on the balance sheet with unrealized gains and losses excluded from income and reported as a separate component of stockholder's equity, net of related deferred acquisition costs and income tax effects. The third category, trading securities, is for debt and equity securities acquired for the purpose of selling them in the near term. The Company has classified all of its securities as available for sale. Realized investment gains and losses on sales of securities are determined on the specific identification method.

    Other Invested Assets consist of exchange and privately traded options tied to the Standard and Poor's Index and are valued at fair value with changes in the fair value of these investments included in net investment income.

    The Company records write-offs or allowances for its investments based upon a evaluation of specific problem investments. The Company reviews, on a continual basis, all invested assets to identify investments where the Company may have credit concerns. Investments with credit concerns include those the Company has identified as experiencing a deterioration in financial condition. The Company has no write-offs or allowances recorded as of December 31, 1997, 1996 and 1995.

    CASH EQUIVALENTS
    The Company considers all highly liquid debt securities purchased with remaining maturity of less than three months to be cash equivalents.

    SEPARATE ACCOUNTS
    The Company operates separate accounts on which the earnings or losses accrue exclusively to contractholders. The assets (mutual fund investments) and liabilities of each account are clearly identifiable and distinguishable from other assets and liabilities of the Company. Assets are reported at fair value.


                                                                     LIFE     67

--------------------------------------------------------------------------------

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
               FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
               ----------------------------------------------------
                                 (IN THOUSANDS)

    1. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    -----------------------------------------------------------------------
    (CONTINUED)
    -----------

    PREMIUM REVENUE AND BENEFITS TO POLICYOWNERS
    RECOGNITION OF UNIVERSAL LIFE-TYPE CONTRACTS REVENUE AND BENEFITS TO POLICYOWNERS
    Universal life-type policies are insurance contracts with terms that are not fixed and guaranteed. The terms that may be changed could include one or more of the amounts assessed the policyowner, premiums paid by the policyowner or interest accrued to policyowners balances. Amounts received as payments for such contracts are reflected as deposits and are not reported as premium revenues.

    Revenues for universal life-type policies consist of charges assessed against policy account values for deferred policy loading, mortality risk expense, the cost of insurance and policy administration. Policy benefits and claims that are charged to expense include interest credited to contracts under the fixed account investment option and benefit claims incurred in the period in excess of related policy account balances.

    RECOGNITION OF INVESTMENT CONTRACT REVENUE AND BENEFITS TO POLICYOWNERS Contracts that do not subject the Company to risks arising from policyowner mortality or morbidity are referred to as investment contracts. Certain deferred annuities are considered investment contracts. Amounts received as payments for such contracts are reflected as deposits and are not reported as premium revenues.

    Revenues for investment products consist of investment income and policy administration charges. Contract benefits that are charged to expense include benefit claims incurred in the period in excess of related contract balances, and interest credited to contract balances.

    POLICY ACQUISITION COSTS
    Those costs of acquiring new business, which vary with and are directly related to the production of new business, have been deferred to the extent that such costs are deemed recoverable from future premiums. Such costs include commissions, certain costs of policy issuance and underwriting, and certain variable distribution expenses.

    Costs deferred related to universal life-type policies and investment-type contracts are amortized generally over the lives of the policies, in relation to the present value of estimated gross profits from mortality, investment and expense margins. The estimated gross profits are reviewed periodically based on actual experience and changes in assumptions.

    A roll-forward of the amounts reflected in the balance sheets as deferred acquisition costs is as follows:

                                                                                            DECEMBER 31,
                                                                            -------------------------------------------------
                                                                                 1997              1996              1995
     ------------------------------------------------------------------------------------------------------------------------
      Beginning balance                                                     $      79,272     $        57,664     $    45,940
      Acquisition costs deferred                                                   30,642              26,596          16,020
      Amortization of deferred policy acquisition costs                            (9,584)             (5,531)         (3,057)
      Adjustment for unrealized investment (gain)/loss                             (1,584)                543          (1,239)
     -------------------------------------------------------------------------------------------------------------------------
      Ending balance                                                        $      98,746     $        79,272     $    57,664
     -------------------------------------------------------------------------------------------------------------------------


    To the extent that unrealized gains or losses on available for sale securities would result in an adjustment of deferred policy acquisition costs had those gains or losses actually been realized, the related unamortized deferred policy acquisition costs are recorded as an adjustment of the unrealized investment gains or losses included in stockholder's equity.

--------------------------------------------------------------------------------

68     LIFE

--------------------------------------------------------------------------------

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
               FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
               ----------------------------------------------------
                                 (IN THOUSANDS)
                                 --------------


    1. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    -----------------------------------------------------------------------
    (CONTINUED)
    -----------

    FUTURE POLICY AND CONTRACT BENEFITS
    Liabilities for future policy and contract benefits left with the Company on variable universal life and annuity-type contracts are based on the policy account balance, and are shown as accumulated contract values. In addition the Company carries as future policy benefits a liability for additional coverages offered under policy riders.

    INCOME TAXES
    The provision for income taxes includes amounts currently payable and deferred income taxes resulting from the cumulative differences in assets and liabilities determined on a tax return and financial statement basis at the current enacted tax rates.

    RECLASSIFICATIONS
    Certain items on the prior year financial statements have been restated to conform to current year presentation.

    2.  INVESTMENTS
    ---------------

    Investment income summarized by type of investment was as follows:


                                                                                          YEARS ENDED DECEMBER 31
                                                                                ---------------------------------------------
                                                                                       1997             1996           1995
     ------------------------------------------------------------------------------------------------------------------------
      Fixed maturity securities available for sale                               $     6,622      $     3,308     $     2,819
      Equity Securities available for sale                                               156                -               -
      Loans on insurance policies                                                        370              214             128
      Cash equivalents                                                                   643              618             597
      Other invested assets                                                              630                -               -
     ------------------------------------------------------------------------------------------------------------------------
        Gross investment income                                                        8,421            4,140           3,544
      Investment expenses                                                                144              537              52
     ------------------------------------------------------------------------------------------------------------------------
        Net investment income                                                    $     8,277      $     3,603     $     3,492
     ------------------------------------------------------------------------------------------------------------------------

     Net pretax realized investment gains (losses) were as follows:

                                                                                            YEARS ENDED DECEMBER 31
                                                                                ---------------------------------------------
                                                                                       1997             1996           1995
     ------------------------------------------------------------------------------------------------------------------------
      Net gains on disposals of fixed maturity securities
        available for sale                                                       $       365     $         19    $         28
      Net gains on disposal of equity securities available for sale                        3                -               -
     ------------------------------------------------------------------------------------------------------------------------
      Net gains on disposal of securities available for sale                     $       368     $         19    $         28
     ------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                      LIFE    69

--------------------------------------------------------------------------------

                   AMERITAS VARIABLE LIFE INSURANCE COMPANY
                   ----------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
               FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
               ----------------------------------------------------
                                 (IN THOUSANDS)

    2.  INVESTMENTS (CONTINUED)
    ---------------------------

    Proceeds from sales of securities available for sale and gross gains and losses realized on those sales were as follows:

                                                                                         YEAR ENDED DECEMBER 31, 1997
                                                                                  ------------------------------------------------
                                                                                       PROCEEDS              GAINS        LOSSES
     -----------------------------------------------------------------------------------------------------------------------------
      Fixed maturity securities available for sale                                $      16,419    $             161   $         8
      Equity securities available for sale                                                  252                    2             -
     -----------------------------------------------------------------------------------------------------------------------------
      Total securities available for sale                                         $      16,671    $             163   $         8
     -----------------------------------------------------------------------------------------------------------------------------

                                                                                         YEAR ENDED DECEMBER 31, 1996
                                                                                  ------------------------------------------------
                                                                                       PROCEEDS               GAINS       LOSSES
     -----------------------------------------------------------------------------------------------------------------------------
      Fixed maturity securities available for sale                                $      3,014     $             30    $         -
     -----------------------------------------------------------------------------------------------------------------------------

    There were no disposals of fixed maturity securities available for sale during 1995 other than calls or maturities.

    The amortized cost and fair value of investments in securities by type of investment were as follows:

                                                                                     DECEMBER 31, 1997
                                                                 ----------------------------------------------------------
                                                                    AMORTIZED            GROSS UNREALIZED             FAIR
                                                                                         ----------------
                                                                      COST               GAINS      LOSSES            VALUE
      ---------------------------------------------------------------------------------------------------------------------
        U. S. Corporate                                           $     75,705      $    2,024     $    16   $       77,713
        Mortgage-backed                                                 25,518             592           -           26,110
        U.S. Treasury securities and obligations of
          U.S. government agencies                                      11,935             221          24           12,132
      ---------------------------------------------------------------------------------------------------------------------
         Total fixed maturity securities available for sale            113,158           2,837          40          115,955
      ---------------------------------------------------------------------------------------------------------------------
        Equity securities available for sale                             4,061              74           -            4,135
      ---------------------------------------------------------------------------------------------------------------------
         Total securities available for sale                      $    117,219      $    2,911     $    40   $      120,090
      ---------------------------------------------------------------------------------------------------------------------

    The December 31, 1997 balance of stockholder's equity was increased by $463
    (comprised of an increase in the carrying value of the securities of $2,298, reduced by $1,584 of related adjustments to deferred acquisition costs and $251 in deferred income taxes) to reflect the net unrealized gain on securities classified as available for sale.

--------------------------------------------------------------------------------

70     LIFE

--------------------------------------------------------------------------------

                  AMERITAS VARIABLE LIFE INSURANCE COMPANY
                  ----------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
               FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
               ----------------------------------------------------
                                 (IN THOUSANDS)


    2.  INVESTMENTS (CONTINUED)
    ---------------------------
                                                                                     DECEMBER 31, 1996
                                                                  -----------------------------------------------------------
                                                                                         GROSS UNREALIZED
                                                                     AMORTIZED          ------------------           FAIR
                                                                       COST             GAINS       LOSSES           VALUE
       ----------------------------------------------------------------------------------------------------------------------
        U. S. Corporate                                           $    33,690      $       437      $       114   $    34,013
        Mortgage-backed                                                13,407              209               22        13,594
        U.S. Treasury securities and obligations of
          U.S. government agencies                                     14,951              158               95        15,014
       ----------------------------------------------------------------------------------------------------------------------
         Total fixed maturity securities available for sale       $    62,048      $       804      $       231   $    62,621
       ----------------------------------------------------------------------------------------------------------------------

    The December 31, 1996 balance of stockholder's equity was decreased by $307
    (comprised of a decrease in the carrying value of the securities of $1,017, reduced by $545 of related adjustments to deferred acquisition costs and $165 in deferred income taxes) to reflect the net unrealized gain on securities classified as available for sale.

    The amortized cost and fair value of fixed maturity securities available for sale by contractual maturity at December 31, 1997 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                                                     AMORTIZED         FAIR
                                                                                                       COST            VALUE
   -------------------------------------------------------------------------------------------------------------------------
    Due in one year or less                                                                     $       7,376   $      7,427
    Due after one year through five years                                                              21,509         21,841
    Due after five years through ten years                                                             42,116         43,252
    Due after ten years                                                                                16,639         17,325
    Mortgage-backed securities                                                                         25,518         26,110
   -------------------------------------------------------------------------------------------------------------------------
       Total                                                                                     $    113,158  $     115,955
   -------------------------------------------------------------------------------------------------------------------------

    The Company purchases exchange and privately traded options to support certain equity index annuity policyowner liabilities. These derivatives, reflected as other invested assets, are used to manage fluctuations in the equity market risk granted to the policyowners of the equity advantage annuities. These derivatives involve, to varying degrees, elements of credit risk and market risk. Credit risk is the risk of loss from a private party failing to perform according to the terms of the contract. Market risk is the possibility that future changes in market prices may make the derivative less valuable, which offset guarantees granted to policyowners.
    The options value on the balance sheet reflects the risk of potential loss to the entity.

    The Company's outstanding positions, which expire over various terms ranging from 1 to 7 years, shown in notional or contract amounts, along with their cost and estimated fair values, are summarized as follows:

                                                                                        YEAR ENDED DECEMBER 31, 1997
   --------------------------------------------------------------------------------------------------------------------------
                                                                                    NOTIONAL                           FAIR
                                                                                    AMOUNT                COST         VALUE
   --------------------------------------------------------------------------------------------------------------------------
      Options                                                                    $     1,340       $      1,544   $     2,206
   --------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                     LIFE     71

--------------------------------------------------------------------------------

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
               FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
               ----------------------------------------------------
                                 (IN THOUSANDS)


    3.  INCOME TAXES
    ----------------

    The items that give rise to deferred tax assets and liabilities relate to the following:
                                                                                                         YEARS ENDED DECEMBER 31
                                                                                                      ---------------------------
                                                                                                           1997              1996
    -----------------------------------------------------------------------------------------------------------------------------
      Net unrealized investment gains on securites available for sale                                 $    1,080      $       277
      Deferred policy acquisition costs                                                                   29,271           23,727
      Prepaid expenses                                                                                       804              172
    -----------------------------------------------------------------------------------------------------------------------------
      Gross deferred tax liability                                                                        31,155           24,176
    -----------------------------------------------------------------------------------------------------------------------------
      Future policy and contract benefits                                                                 20,014           12,620
      Deferred future revenues                                                                             1,668            1,534
      Other                                                                                                  147              101
    -----------------------------------------------------------------------------------------------------------------------------
      Gross deferred tax asset                                                                            21,829           14,255
    -----------------------------------------------------------------------------------------------------------------------------
        Net deferred tax liability                                                                    $    9,326      $     9,921
    -----------------------------------------------------------------------------------------------------------------------------

    The difference between the U.S. federal income tax rate and the consolidated tax provision rate is summarized as follows:

                                                                                                     YEARS ENDED DECEMBER 31
                                                                                           --------------------------------------
                                                                                             1997           1996           1995
    -----------------------------------------------------------------------------------------------------------------------------
      Federal statutory tax rate                                                             35.0 %         35.0 %         35.0 %
      Other                                                                                   2.9            4.3            0.2
    -----------------------------------------------------------------------------------------------------------------------------
        Effective tax rate                                                                   37.9 %         39.3 %         35.2 %
    -----------------------------------------------------------------------------------------------------------------------------


    4.  RELATED PARTY TRANSACTIONS
    ------------------------------

    Affiliates provide technical, financial and legal support to the Company under administrative service agreements. The cost of these services to the Company for years ended December 3l, 1997, 1996 and l995 was $9,810, $8,907 and $4,858, respectively. The Company also leased office space and furniture and equipment from affiliates during 1995. The cost of these leases to the Company for the year ended December 31, 1995 was $37. Under the terms of investment advisory agreements, the Company paid $144, $73, and $44 for the years ended December 1997, 1996 and 1995, respectively to Ameritas Investment Advisors Inc., an indirect wholly-owned subsidiary of Ameritas Life Insurance Corp.


    The Company entered into reinsurance agreements (yearly renewable term) with affiliates. Under this agreement,these affiliates assume life insurance risk in excess of the Company's retenton limit. These reinsurance contracts do not relieve the Company of its obligations to its policyowners. The Company paid $3,810, $3,301 and $2,280 of net reinsurance premiums to affiliates for the years ended December 3l, 1997, 1996 and l995 respectively. The Company has received reinsurance recoveries from affiliates of $2,260, $659 and $1,472 for the years ended December 3l,1997, 1996 and 1995 respectively.

    The Company has entered into guarantee agreements with ALIC, AmerUs and AMAL Corporation whereby, they guarantee the full, complete and absolute performance of all duties and obligations of the Company.

--------------------------------------------------------------------------------

72     LIFE

--------------------------------------------------------------------------------

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
               FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
               ----------------------------------------------------
                                 (IN THOUSANDS)



    4.  RELATED PARTY TRANSACTIONS (CONTINUED)
    ------------------------------------------

    The Company's variable life and annuity products are distributed through Ameritas Investment Corp., a wholly-owned subsidiary of AMAL Corporation. The Company received $93, $54 and $192 for the years ended December 31, 1997, 1996 and 1995 respectively, from this affiliate to partially defray the costs of materials and prospectuses. Policies placed by this affiliate generated commission expense of $23,232, $20,373 and $14,028 for the years ended December 31, 1997, 1996 and 1995 respectively.

    Transactions with related parties are not necessarily indicative of revenues and expenses which would have occurred had the parties not been related.

    5.  BENEFIT PLANS
    -----------------

    The Company provides retirement and postretirement medical benefits to qualifying employees. Prior to August l, 1997 these benefits were provided under plans which covered substantially all employees of Ameritas Life Insurance Corp. and its subsidiaries. Concurrent with the transfer of a significant number of employees to the Company, effective August 1, 1997, AMAL Corporation assumed the benefit obligations associated with these plans.

    The Company is included in a multi-employer noncontributory defined benefit plan that covers substantially all full-time employees of Ameritas Life Insurance Corp. and its subsidiaries and AMAL Corporation and it's subsidiaries. Pension costs include current service costs, which are accrued and funded on a current basis, and post service costs, which are amortized over the average remaining service life of all employees on the adoption date. Total Company contributions for the year ended December 31, 1997 were $29. The Company had no full time employees during 1996 or 1995.

    The Company's employees also participate in a defined contribution thrift plan that covers substantially all full time employees of Ameritas Life Insurance Corp. and its subsidiaries. Company matching contributions under the plan range from 1% to 3% of the participant's compensation. Total Company contributions for the year ended December 31, 1997 were $24. The Company had no full time employees during 1996 or 1995.

    The Company is also included in the postretirement benefit plan providing group medical coverage to retired employees of AMAL Corporation and it's subsidiaries. Prior to August 1, 1997 these benefits were provided under a plan with Ameritas Life Insurance Corp. These benefits are a specified percentage of premium until age 65 and a flat dollar amount thereafter. Employees become eligible for these benefits upon the attainment of age 55, 15 years of service and participation in the plan for the immediately preceding 5 years. Benefit costs include the expected cost of postretirement benefits for newly eligible employees, interest cost, and gains and losses arising from differences between actuarial assumptions and actual experience. Total Company contributions for the year ended December 31, 1997 were $5. The Company had no full time employees during 1996 or 1995.

    Expenses for the defined benefit plan and postretirement group medical plan are allocated to the Company based on the number of associates in AMAL Corporation and its subsidiaries.

--------------------------------------------------------------------------------

                                                                     LIFE     73

--------------------------------------------------------------------------------

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
               FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
               ----------------------------------------------------
                                 (IN THOUSANDS)


    6.  STOCKHOLDER'S EQUITY
    ------------------------

    Net income (loss), as determined in accordance with statutory accounting practices, was $2,048, $855 and $(19) for 1997, 1996 and 1995 respectively. The Company's statutory surplus was $45,265, $44,100 and $13,800 at December 31, 1997, 1996 and 1995 respectively. Effective January 1, 1996 the Company changed reserving methods used for most existing products resulting in an increase in statutory surplus of approximately $20,60l.
    The Company is required to maintain a certain level of surplus to be in compliance with state laws and regulations. Company surplus is monitored by state regulators to ensure compliance with risk based capital requirements.

    Under statutes of the Insurance Department of the State of Nebraska, the Company is limited in the amount of dividends it can pay to its stockholder. On February 28, 1996 the Board of Directors declared a return of paid-in-capital of $15,000 payable by way of a note due on or before August 15, 1996. The note was retired on August 15, 1996. This action was approved by the State of Nebraska Insurance Department and any additional distributions of capital or surplus will require approval of the Insurance Department.

    7.  FAIR VALUE OF FINANCIAL INSTRUMENTS
    ---------------------------------------

    The following disclosures are made regarding fair value information about certain financial instruments for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates, in many cases, may not be realized in immediate settlement of the instrument. All nonfinancial instruments are excluded from disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

    The fair value estimates presented herein are based on pertinent information available to management as of December 31, 1997 and 1996. Although management is not aware of any factors that would significantly affect the estimated fair value amounts, such amounts have not been comprehensively revalued for purposes of these financial statements since that date; therefore, current estimates of fair value may differ significantly from the amounts presented herein.

    The following methods and assumptions were used by the Company in estimating its fair value disclosures for each class of financial instrument for which it is practicable to estimate a value:

             FIXED MATURITY SECURITIES AVAILABLE FOR SALE -- For publicly traded securities, fair value is determined using an independent pricing source. For securities without a readily ascertainable fair value, the value has been determined using an interest rate spread matrix based upon quality, weighted average maturity and Treasury yields.

             EQUITY SECURITIES AVAILABLE FOR SALE -- Fair value is determined using an independent pricing source.

             LOANS ON INSURANCE POLICIES -- Fair values for loans on insurance policies are estimated using a discounted cash flow analysis at interest rates currently offered for similar loans with similar remaining terms. Loans on insurance policies with similar characteristics are aggregated for purposes of the calculations.

             OTHER INVESTED ASSETS -- Fair value is determined using an independent pricing source.

             CASH AND CASH EQUIVALENTS, ACCRUED INVESTMENT INCOME AND REINSURANCE RECOVERABLE -- The carrying amounts equal fair value.

--------------------------------------------------------------------------------

74     LIFE

--------------------------------------------------------------------------------

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
               FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
               ----------------------------------------------------
                                 (IN THOUSANDS)



    7. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)
    --------------------------------------------------

             ACCUMULATED CONTRACT VALUES -- Funds on deposit which do not have fixed maturities are carried at the amount payable on demand at the reporting date, which approximates fair value.
                                                                                               DECEMBER 31
                                                                    ----------------------------------------------------------------
                                                                                1997                               1996
                                                                    ----------------------------     -------------------------------
                                                                      CARRYING          FAIR            CARRYING            FAIR
                                                                       AMOUNT           VALUE            AMOUNT             VALUE
     -------------------------------------------------------------------------------------------------------------------------------
      Financial assets:
        Fixed maturity securities,
          available for sale                                         $115,955        $115,955          $    62,621      $    62,621
        Equity securities, available for sale                           4,135           4,135                    -                -
        Loans on insurance policies                                     7,482           6,657                4,309            3,843
        Other invested assets                                           2,206           2,206                    -                -
        Cash and cash equivalents                                      13,711          13,711               10,684           10,684
        Accrued investment income                                       1,801           1,801                1,096            1,096
        Reinsurance recoverable - affiliates                              514             514                    9                9

      Financial liabilities:
        Accumulated contract values excluding amounts
          held under insurance contracts                              144,109         144,109               70,640           70,640



    8. SEPARATE ACCOUNTS
    --------------------

    The Company is currently marketing variable life and variable annuity products which have separate accounts as an investment option. Separate
    Account V (Account V) was formed to receive and invest premium receipts from variable life insurance policies issued by the Company. Separate
    Account VA-2 (Account VA-2) was formed to receive and invest premium receipts from variable annuity policies issued by the Company. Both
    Separate Accounts are registered under the Investment Company Act of l940, as amended, as unit investment trusts. Account V and VA-2's assets and liabilities are segregated from the other assets and liabilities of the Company.

    Amounts in the Separate Accounts are:
                                                                                                             DECEMBER 31
                                                                                                   -------------------------------
                                                                                                        1997              1996
    -------------------------------------------------------------------------------------------------------------------------------
      Separate Account V                                                                            $  197,729         $ 136,079
      Separate Account VA-2                                                                          1,067,619           811,501
    -------------------------------------------------------------------------------------------------------------------------------
                                                                                                    $1,265,348         $ 947,580
    -------------------------------------------------------------------------------------------------------------------------------

    The assets of Account V are invested in shares of the Variable Insurance
    Products Fund, the Variable Insurance Products Fund II, Alger American
    Fund, Morgan Stanley Universal Funds and MFS Variable Insurance Trust.
    Each fund is registered with the SEC under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company.

    The Variable Insurance Products Fund and the Variable Insurance Products
    Fund II are managed by Fidelity Management and Research Company.  The
    Variable Insurance Products Fund has five portfolios: the Money Market
    Portfolio, the High Income Portfolio, the Equity Income Portfolio, the
    Growth Portfolio and the Overseas Portfolio.  The Variable Insurance
    Fund II has five portfolios: the Investment Grade Bond Portfolio,
    Asset Manager Portfolio,

--------------------------------------------------------------------------------

                                                                     LIFE     75

--------------------------------------------------------------------------------

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
               FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
               ----------------------------------------------------
                                 (IN THOUSANDS)




    8. SEPARATE ACCOUNTS (CONTINUED)
    --------------------------------

    Contrafund Portfolio (effective August 25, 1995), Asset Manager Growth Portfolio (effective September 15, 1995) and the Index 500 Portfolio (effective September 21, 1995). The Alger American Fund is managed by Fred Alger Management, Inc. and has six portfolios: Income and Growth Portfolio, Small Capitalization Portfolio, Growth Portfolio, MidCap Growth Portfolio, Balanced Portfolio and the Leveraged Allcap Portfolio (effective August 30,
    1995). The Dreyfus Stock Index Fund is managed by Wells Fargo Nikko Investment Advisors and has the Stock Index Fund Portfolio. The MFS Variable Insurance Trust is managed by Massachusetts Financial Services Company. The MFS Variable Insurance Trust has five portfolios: the Emerging Growth Portfolio (effective August 25, 1995), World Governments Portfolio (effective August 24, 1995), Utilities Portfolio (effective September 18,
    1995), Growth with Income Portfolio (effective October 9, 1995) and the Research Portfolio (effective July 26, 1995). The Morgan Stanley Universal Funds managed by Morgan Stanley Asset Management Inc. and has five portfolios: the Asian Equity Portfolio (effective March 3, 1997), Global Equity Portfolio (effective January 2, 1997), International Magnum
    Portfolio (effective January 21, 1997), Emerging Markets Portfolio (effective October 1, 1996) and the U.S. Real Estate Portfolio (effective March 3, 1997).

    Pursuant to an order of the SEC allowing for the substitution, all policyowner funds invested in a Portfolio of Dreyfus Stock Index Fund were transferred to the Index 500 Portfolio of the Fidelity Variable Insurance Products Fund II as of March 31, 1997. The Dreyfus Stock Index Portfolio was an investment alternative through the date of transfer for policyowners of Separate Account V and VA-2.

    Separate Account VA-2 allows investment in the Variable Insurance Products Fund, Variable Insurance Products Fund II, Alger American Fund, MFS Variable Insurance Trust and the Morgan Stanley Universal Funds with the same portfolios as described above.

--------------------------------------------------------------------------------

76     LIFE

--------------------------------------------------------------------------------

APPENDIX A

ILLUSTRATIONS OF DEATH BENEFITS AND CASH VALUES

The following tables illustrate how the cash values and death benefits of a Policy may change with the investment experience of the Fund. The tables show how the cash values and death benefits of a Policy issued to an Insured of a given age and specified underwriting risk classification who pays the given premium at issue would vary over time if the investment return on the assets held in each portfolio of the Funds were a uniform, gross, after-tax annual rate of 0%, 6%, or 12%. The tables on pages 78 through 81 illustrate a Policy issued to a male, age 35, under a Preferred rate non-smoker underwriting risk classification. This policy provides for a standard smoker and non-smoker, and preferred non-smoker classification and different rates for certain specified amounts. The cash values and death benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual policy years, or if the Insured were assigned to a different underwriting risk classification.

The second column of the tables shows the accumulated value of the premiums paid at 5%. The following columns show the death benefits and the cash values for uniform hypothetical rates of return shown in these tables. The tables on pages 78 and 80 are based on the current cost of insurance rates, current expense deductions and the maximum percent of premium loads. These reflect the basis on which AVLIC currently sells its Policies. The maximum allowable cost of insurance rates under the Policy are based upon the 1980 Commissioner's Standard Ordinary Smoker and Non-Smoker, Male and Female Mortality Tables. Since these are recent tables and are split to reflect smoking habits and sex, the current cost of insurance rates used by AVLIC are at this time equal to the maximum cost of insurance rates for many ages. AVLIC anticipates reflecting future improvements in actual mortality experience through adjustments in the current cost of insurance rates actually applied. AVLIC also anticipates reflecting any future improvements in expenses incurred by applying lower percent of premiums of loads and other expense deductions. The death benefits and cash values shown in the tables on pages 79 and 81 are based on the assumption that the maximum allowable cost of insurance rates as described above and maximum allowable expense deductions are made throughout the life of the Policy.

The amounts shown for the death benefits, surrender values and accumulation values reflect the fact that the net investment return of the Subaccounts is lower than the gross, after-tax return of the assets held in the Funds as a result of expenses paid by the Fund and charges levied against the Subaccounts. The values shown take into account an average of the expenses paid by each portfolio available for investment (the equivalent to an annual rate of .86% of the aggregate average daily net assets of the Fund), and the daily charge by AVLIC to each Subaccount for assuming mortality and expense risks and administrative costs (which is equivalent to a charge at an annual rate of 1.20% of the average net assets of the Subaccounts). After deduction of these amounts, the illustrated gross annual investment rates of return of 0%, 6%, and 12%, correspond to approximate net annual rates of -2.06%, 3.94%, and 9.94% respectively.

A portion of the brokerage commissions that certain Fidelity Funds pay was used to reduce funds expenses. In addition, certain Fidelity funds have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. Without these reductions, expenses would have been higher. The Investment Advisor or other affiliates of the various funds have agreed to reimburse the portfolios to the extent that the aggregate operating expenses (certain portfolio's may exclude certain items) were in excess of an annual rate of .28% for the Index 500 Portfolio, 1.25% for the Alger American Income and Growth and Alger American Balanced Portfolio; 1.50% for the Alger American Small Capitalization, Alger American Mid-Cap Growth, Alger American Leveraged AllCap, and Alger American Growth Portfolios; 1.75% for the Morgan Stanley Emerging Markets Equity, 1.20% for the Morgan Stanley Asian Equity, 1.15% for the Morgan Stanley Global Equity and Morgan Stanley International Magnum, 1.10% for the Morgan Stanley U.S. Real Estate Portfolios of daily net assets. MFS has agreed to bear expenses for each series, subject to reimbursement by each series, such that each series "Other Expenses" shall not exceed .25% of the average daily net assets of the series during the current fiscal year. These agreements are expected to continue in future years but may be terminated at any time. As long as this reimbursement continues for a portfolio, if a reimbursement occurs, it has the effect of lowering the portfolio's expense ratio and increasing its total return.

The hypothetical values shown in the tables do not reflect any charges for Federal Income tax burden attributable to the Separate Account, since AVLIC is not currently making such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return would have to exceed 0 percent, 6 percent, or 12 percent by an amount sufficient to cover the tax charges in order to produce the death benefits and values illustrated. (See Federal Tax Matters, page 31).

The tables illustrate the policy values that would result based upon the hypothetical investment rates of return if premiums are paid as indicated, if all net premiums are allocated to the Separate Account, and if no policy loans have been made. The tables are also based on the assumptions that the policyowner has not requested an increase or decrease in the initial Specified Amount, that no partial withdrawals have been made, and that no more than fifteen transfers have been made in any policy year so that no transfer charges have been incurred. Illustrated values would be different if the proposed Insured were female, a smoker, in substandard risk classification, or were another age, or if a higher or lower premium was illustrated.

Upon request, AVLIC will provide comparable illustration based upon the proposed Insured's age, sex and underwriting classification, the Specified Amount, the death benefit option, and planned periodic premium schedule requested, and any available riders requested. In addition, upon client request, illustrations may be furnished reflecting allocation of premiums to specified Subaccounts. Such illustrations will reflect the expenses of the portfolio in which the Subaccount invests.

--------------------------------------------------------------------------------

                                                                     LIFE     77

--------------------------------------------------------------------------------

ILLUSTRATION OF POLICY VALUES
AMERITAS VARIABLE LIFE INSURANCE COMPANY

                                                ENDOWMENT AT AGE 95

Single Endowment at Age 95
Male Issue Age: 35                                   Non-Smoker                          Standard Underwriting Class

                                         MINIMUM FIRST YEAR PREMIUM: $10000
                                          INITIAL SPECIFIED AMOUNT: $55620
                                              DEATH BENEFIT OPTION: A

                                 USING CURRENT SCHEDULE OF COST OF INSURANCE RATES

                                        Cash Value Less Any
                                    Cash Surrender Charge (1)(2)                     Death Benefit (1)(2)
                                -----------------------------------          -----------------------------------
              Accumulated    Assuming Hypothetical Gross                         Assuming Hypothetical Gross
  End Of      Premiums At       Annual Investment Rate of Return Of:         Annual Investment Rate of Return Of:
  Policy      5% Interest       0% Gross      6% Gross      12% Gross        0% Gross     6% Gross      12% Gross
   Year        Per Year       (-2.06% net)  ( 3.94% net)  ( 9.94% net)     (-2.06% net) ( 3.94% net)  ( 9.94% net)
   ----        --------       ------------  ------------  ------------     ------------ ------------  ------------
     1           10500             8818           9416        10014            55620        55620          55620
     2           11025             8537           9741        11017            55620        55620          55620
     3           11576             8257          10075        12116            55620        55620          55620
     4           12155             8027          10467        13372            55620        55620          55620
     5           12762             7895          10966        14844            55620        55620          55620
     6           13400             7812          11524        16494            55620        55620          55620
     7           14071             7825          12189        18385            55620        55620          55620
     8           14774             7736          12761        20332            55620        55620          55620
     9           15513             7441          13140        22250            55620        55620          55620
    10           16288             7142          13525        24357            55620        55620          55620

    15           20789             5523          15532        38344            55620        55620          73237
    20           26532             3550          17588        60333            55620        55620          94723

   Ages
    60           33863              913          19515        95118            55620        55620         127458
    65           43219                0*         21331       150395                0*       55620         183482
    70           55160                0*         22390       237505                0*       55620         275505
    75           70399                0*         21397       375153                0*       55620         401413

* In the absence of an additional premium the Policy would lapse.

1) Assumes a minimum first year premium of $10000 is paid at issue with no additional premium payment. Values would be different if premiums are paid with a different frequency or in different amounts.

2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause this policy to lapse because of insufficient cash value. Should a policy lapse with loans outstanding the portion of the loans attributable to earnings will become taxable.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, DEATH BENEFIT OPTION SELECTED,
PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY AVLIC OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

--------------------------------------------------------------------------------

78    LIFE

--------------------------------------------------------------------------------

ILLUSTRATION OF POLICY VALUES
AMERITAS VARIABLE LIFE INSURANCE COMPANY

                                                ENDOWMENT AT AGE 95

Single Endowment at Age 95
Male Issue Age: 35                                   Non-Smoker                          Standard Underwriting Class

                                         MINIMUM FIRST YEAR PREMIUM: $10000
                                          INITIAL SPECIFIED AMOUNT: $55620
                                              DEATH BENEFIT OPTION: A

                            USING MAXIMUM ALLOWABLE SCHEDULE OF COST OF INSURANCE RATES

                                        Cash Value Less Any
                                    Cash Surrender Charge (1)(2)                     Death Benefit (1)(2)
                                -----------------------------------          -----------------------------------
              Accumulated    Assuming Hypothetical Gross                         Assuming Hypothetical Gross
  End Of      Premiums At       Annual Investment Rate of Return Of:         Annual Investment Rate of Return Of:
  Policy      5% Interest       0% Gross      6% Gross      12% Gross        0% Gross     6% Gross      12% Gross
   Year        Per Year       (-2.06% net)  ( 3.94% net)  ( 9.94% net)     (-2.06% net) ( 3.94% net)  ( 9.94% net)
   ----        --------       ------------  ------------  ------------     ------------ ------------  ------------
     1           10500             8568           9166         9764            55620        55620          55620
     2           11025             8387           9591        10867            55620        55620          55620
     3           11576             8207          10025        12066            55620        55620          55620
     4           12155             8027          10467        13372            55620        55620          55620
     5           12762             7895          10966        14844            55620        55620          55620
     6           13400             7812          11524        16494            55620        55620          55620
     7           14071             7825          12189        18385            55620        55620          55620
     8           14774             7736          12761        20332            55620        55620          55620
     9           15513             7441          13140        22250            55620        55620          55620
    10           16288             7142          13525        24357            55620        55620          55620

    15           20789             5523          15532        38344            55620        55620          73237
    20           26532             3540          17580        60326            55620        55620          94712

   Ages
    60           33863              762          19392        95001            55620        55620         127301
    65           43219                0*         20496       149566                0*       55620         182471
    70           55160                0*         19858       234728                0*       55620         272284
    75           70399                0*         15231       368523                0*       55620         394320


* In the absence of an additional premium the Policy would lapse.

1) Assumes a minimum first year premium of $10000 is paid at issue with no additional premium payment. Values would be different if premiums are paid with a different frequency or in different amounts.

2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause this policy to lapse because of insufficient cash value. Should a policy lapse with loans outstanding the portion of the loans attributable to earnings will become taxable.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, DEATH BENEFIT OPTION SELECTED,
PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY AVLIC OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

--------------------------------------------------------------------------------

                                                                     LIFE     79

--------------------------------------------------------------------------------

ILLUSTRATION OF POLICY VALUES
AMERITAS VARIABLE LIFE INSURANCE COMPANY

                                                ENDOWMENT AT AGE 95

Single Endowment at Age 95
Male Issue Age: 35                                   Non-Smoker                          Standard Underwriting Class

                                         MINIMUM FIRST YEAR PREMIUM: $10000
                                          INITIAL SPECIFIED AMOUNT: $55620
                                              DEATH BENEFIT OPTION: B

                                 USING CURRENT SCHEDULE OF COST OF INSURANCE RATES

                                        Cash Value Less Any
                                    Cash Surrender Charge (1)(2)                     Death Benefit (1)(2)
                                -----------------------------------          -----------------------------------
              Accumulated    Assuming Hypothetical Gross                         Assuming Hypothetical Gross
  End Of      Premiums At       Annual Investment Rate of Return Of:         Annual Investment Rate of Return Of:
  Policy      5% Interest       0% Gross      6% Gross      12% Gross        0% Gross     6% Gross      12% Gross
   Year        Per Year       (-2.06% net)  ( 3.94% net)  ( 9.94% net)     (-2.06% net) ( 3.94% net)  ( 9.94% net)
   ----        --------       ------------  ------------  ------------     ------------ ------------  ------------
    1           10500             8801           9398         9995            65321        65918          66515
    2           11025             8505           9704        10975            65025        66224          67495
    3           11576             8208          10016        12046            64728        66536          68566
    4           12155             7961          10382        13266            64431        66852          69736
    5           12762             7812          10854        14695            64132        67174          71015
    6           13400             7711          11380        16291            63831        67500          72411
    7           14071             7707          12008        18117            63527        67828          73937
    8           14774             7599          12539        19983            63219        68159          75603
    9           15513             7286          12871        21802            62906        68491          77422
   10           16288             6967          13205        23791            62587        68825          79411

   15           20789             5249          14832        36844            60869        70452          92464
   20           26532             3178          16206        57122            58798        71826         112742

  Ages
   60           33863              483          16921        88606            56103        72541         144226
   65           43219                0*         16819       138057                0*       72439         193677
   70           55160                0*         14631       215170                0*       70251         270790
   75           70399                0*          8160       334761                0*       63780         390381


* In the absence of an additional premium the Policy would lapse.

1) Assumes a minimum first year premium of $10000 is paid at issue with no additional premium payment. Values would be different if premiums are paid with a different frequency or in different amounts.

2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause this policy to lapse because of insufficient cash value. Should a policy lapse with loans outstanding the portion of the loans attributable to earnings will become taxable.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, DEATH BENEFIT OPTION SELECTED,
PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY AVLIC OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

--------------------------------------------------------------------------------

80    LIFE

--------------------------------------------------------------------------------

ILLUSTRATION OF POLICY VALUES
AMERITAS VARIABLE LIFE INSURANCE COMPANY

                                                ENDOWMENT AT AGE 95

Single Endowment at Age 95
Male Issue Age: 35                                   Non-Smoker                          Standard Underwriting Class

                                         MINIMUM FIRST YEAR PREMIUM: $10000
                                          INITIAL SPECIFIED AMOUNT: $55620
                                              DEATH BENEFIT OPTION: B

                            USING MAXIMUM ALLOWABLE SCHEDULE OF COST OF INSURANCE RATES

                                        Cash Value Less Any
                                    Cash Surrender Charge (1)(2)                     Death Benefit (1)(2)
                                -----------------------------------          -----------------------------------
              Accumulated    Assuming Hypothetical Gross                         Assuming Hypothetical Gross
  End Of      Premiums At       Annual Investment Rate of Return Of:         Annual Investment Rate of Return Of:
  Policy      5% Interest       0% Gross      6% Gross      12% Gross        0% Gross     6% Gross      12% Gross
   Year        Per Year       (-2.06% net)  ( 3.94% net)  ( 9.94% net)     (-2.06% net) ( 3.94% net)  ( 9.94% net)
   ----        --------       ------------  ------------  ------------     ------------ ------------  ------------
     1           10500             8551           9148         9745            65321        65918          66515
     2           11025             8355           9554        10825            65025        66224          67495
     3           11576             8158           9966        11996            64728        66536          68566
     4           12155             7961          10382        13266            64431        66852          69736
     5           12762             7812          10854        14695            64132        67174          71015
     6           13400             7711          11380        16291            63831        67500          72411
     7           14071             7707          12008        18117            63527        67828          73937
     8           14774             7599          12539        19983            63219        68159          75603
     9           15513             7286          12871        21802            62906        68491          77422
    10           16288             6967          13205        23791            62587        68825          79411

    15           20789             5249          14832        36844            60869        70452          92464
    20           26532             3166          16194        57110            58786        71814         112730

   Ages
    60           33863              329          16742        88398            55949        72362         144018
    65           43219                0*         15569       136564                0*       71189         192184
    70           55160                0*         10978       210340                0*       66598         265960
    75           70399                0*           214       323036                0*       55834         378656


* In the absence of an additional premium the Policy would lapse.

1) Assumes a minimum first year premium of $10000 is paid at issue with no additional premium payment. Values would be different if premiums are paid with a different frequency or in different amounts.

2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause this policy to lapse because of insufficient cash value. Should a policy lapse with loans outstanding the portion of the loans attributable to earnings will become taxable.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER, DEATH BENEFIT OPTION SELECTED,
PREVAILING INTEREST RATES AND RATES OF INFLATION. THE DEATH BENEFIT AND CASH VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6%, AND 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY AVLIC OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

--------------------------------------------------------------------------------

                                                                      LIFE    81